UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Brendan Hamill, Esq., Secretary

ALPS ETF Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: 877-398-8461

Date of fiscal year end: November 30

Date of reporting period: December 1, 2021 – May 31, 2022

Item 1.	Report to Stockholders.

(a)

Semi-Annual Report

May 31, 2022

Alerian MLP ETF (NYSE ARCA: AMLP)

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
Alerian MLP ETF	1
Alerian Energy Infrastructure ETF	4
Disclosure of Fund Expenses	7
Financial Statements
Alerian MLP ETF
Schedule of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Alerian Energy Infrastructure ETF
Schedule of Investments	13
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Additional Information	30
Liquidity Risk Management Program	32

alpsfunds.com

Alerian MLP ETF

Performance Overview	May 31, 2022 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian MLP ETF (the “Fund” or “AMLP”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Total Return Index (the “Underlying Index” or “AMZI”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol AMLP. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage, and processing of energy commodities.

PERFORMANCE OVERVIEW

During the six-month period from December 1, 2021, to May 31, 2022, the Fund delivered a total return of 32.49% (32.25% NAV). This compares to the Fund’s Underlying Index which increased 27.99% on a price-return basis and 32.73% on a total-return basis.

During the period, Hess Midstream LP (HESM) was added to the Underlying Index during a quarterly rebalancing. Enable Midstream Partners (ENBL) and Phillips 66 Partners (PSXP) were removed from the Underlying Index in relation to their acquisition by another entity. There were no changes to the Underlying Index methodology during the period.

Distribution trends for AMZI constituents remain positive with many MLPs raising their payouts as they return excess cash flow to investors. Comparing the first quarter of 2022 with the first quarter of 2021, approximately 80% of the Underlying Index by weighting grew their distributions based on weightings as of May 6, 2022. Approximately 16% of the Underlying Index maintained their payouts. The first quarter of 2022 marked the third straight quarter of no distribution cuts among AMZI constituents.

Strong performance has complemented positive distribution trends in the space. Energy has been a bright spot in a challenging equity market as oil and natural gas prices have reached multi-year highs. The global reaction to Russia’s invasion of Ukraine has further tightened the oil market, with benchmark oil prices in the US up 73.27% from November 30, 2021 to May 31, 2022. US natural gas prices are also up 78.34% over that same period. The fee-based nature of energy infrastructure businesses limits the direct upside from higher commodity prices, but the positive shift in energy sentiment has benefitted the space. Additionally, higher prices incentivize growing oil and natural gas production from the US, which also benefits AMZI constituents as it creates more volumes to transport and process.

In addition to the macro tailwinds from a stronger energy environment, MLPs are also benefitting from company-level improvements. Namely, AMZI constituents are generating significant free cash flow. This excess cash flow is supporting distribution increases and equity repurchases. As of May 13, 2022, over 73% of the AMZI by weighting had a buyback program in place. Combined, AMZI constituents spent over $200 million on equity repurchases in the first quarter of 2022.

Looking ahead, energy infrastructure MLPs may benefit from continued strength in energy markets and may provide more defensive exposure should a pullback occur due to broader headwinds for the global economy. AMZI constituents remain well-positioned for today’s inflationary environment given their real asset exposure and contracts that typically include annual adjustments for inflation.

1 | May 31, 2022

Alerian MLP ETF

Performance Overview	May 31, 2022 (Unaudited)

Performance (as of May 31, 2022)

	6 Months	1 Year	5 Year	10 Year	Since Inception^
Alerian MLP ETF – NAV	32.25%	27.51%	0.86%	1.26%	2.41%
Alerian MLP ETF – Market Price*	32.49%	27.48%	0.87%	1.27%	2.43%
Alerian MLP Infrastructure Total Return Index	32.73%	28.55%	1.67%	2.59%	4.43%
Alerian MLP Total Return Index	32.43%	27.52%	2.62%	2.60%	4.26%

Total Expense Ratio (per the current prospectus) is 0.87%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investment. This deferred tax liability is reflected in the daily NAV and as a result the fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the NYSE ARCA, of August 25, 2010.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Total Return Index is comprised of 15 midstream energy Master Limited Partnerships and provides investors with an unbiased benchmark for the infrastructure component of this emerging asset class. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Alerian MLP ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | May 31, 2022

Alerian MLP ETF

Performance Overview	May 31, 2022 (Unaudited)

Top 10 Holdings* (as of May 31, 2022)

Energy Transfer LP	10.84%
Western Midstream Partners LP	10.50%
Enterprise Products Partners LP	10.29%
Magellan Midstream Partners LP	9.93%
Plains All American Pipeline LP	9.74%
MPLX LP	9.29%
EnLink Midstream LLC	8.16%
DCP Midstream LP	7.20%
Cheniere Energy Partners LP	4.81%
Crestwood Equity Partners LP	4.62%
Total % of Top 10 Holdings	85.38%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | May 31, 2022

Alerian Energy Infrastructure ETF

Performance Overview	May 31, 2022 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian Energy Infrastructure ETF (the “Fund” or “ENFR”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Total Return Index (the “Underlying Index” or “AMEI”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation. The Shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol ENFR. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a composite of North American energy infrastructure companies engaged in midstream activities involving energy commodities, including gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage (also known as “midstream energy businesses”). Midstream energy companies include midstream MLPs and midstream corporations, either based in the United States or Canada. The Underlying Index has a 25% limit for companies taxed as pass-through entities.

PERFORMANCE OVERVIEW

During the six-month period from December 1, 2021, to May 31, 2022, the Fund delivered a total return of 28.37% (28.33% NAV). This compares to the Fund’s Underlying Index which increased 25.03% on a price-return basis and 28.79% on a total-return basis.

During the period, DT Midstream (DTM) was added to the Underlying Index and PBF Logistics LP (PBFX) was removed from the Underlying Index during quarterly rebalancings. BP Midstream Partners LP (BPMP), Enable Midstream Partners (ENBL), Oasis Midstream Partners (OMP), and Phillips 66 Partners (PSXP) were also removed from the Underlying Index in relation to their acquisition by another entity. There were no changes to the Underlying Index methodology during the period.

Dividend trends for AMEI constituents remain positive with many companies raising their payouts as they return excess cash flow to investors. Comparing the first quarter of 2022 with the first quarter of 2021, approximately 77% of the Underlying Index by weighting grew their dividends based on weightings from the end of April 2022. Approximately 21% of the Underlying Index maintained their payouts (2% of the Underlying Index does not pay a dividend and the one constituent that cut had a weight of 0.5%). The first quarter of 2022 marked the third straight quarter of no dividend cuts among AMEI constituents.

Strong performance has complemented positive dividend trends in the space. Energy has been a bright spot in a challenging equity market as oil and natural gas prices have reached multi-year highs. The global reaction to Russia’s invasion of Ukraine has further tightened the oil market, with benchmark oil prices in the US up 73.27% from November 30, 2021 to May 31, 2022. US natural gas prices are also up 78.34% over that same period. The fee-based nature of energy infrastructure businesses limits the direct upside from higher commodity prices, but the positive shift in energy sentiment has benefitted the space. Additionally, higher prices incentivize growing oil and natural gas production from the US and Canada, which also benefits AMEI constituents as it creates more volumes to transport and process.

In addition to the macro tailwinds from a stronger energy environment, energy infrastructure companies are also benefitting from company-level improvements. Namely, AMEI constituents are generating significant free cash flow. This excess cash flow is supporting dividend increases and buyback activity. As of May 13, 2022, 72% of the AMEI by weighting had a buyback program in place. Combined, AMEI constituents spent $370 million on buybacks in the first quarter of 2022.

Looking ahead, energy infrastructure may benefit from continued strength in energy markets and may provide more defensive exposure should a pullback occur due to broader headwinds for the global economy. AMEI constituents remain well-positioned for today’s inflationary environment given their real asset exposure and contracts that typically include annual adjustments for inflation.

4 | May 31, 2022

Alerian Energy Infrastructure ETF

Performance Overview	May 31, 2022 (Unaudited)

Performance (as of May 31, 2022)

	6 Months	1 Year	5 Year	Since Inception^
Alerian Energy Infrastructure ETF - NAV	28.33%	29.74%	6.33%	3.74%
Alerian Energy Infrastructure ETF - Market Price*	28.37%	29.79%	6.33%	3.76%
Alerian Midstream Energy Select Total Return Index	28.79%	30.80%	7.28%	4.65%
Alerian MLP Total Return Index	32.43%	27.52%	2.62%	-0.53%

Total Expense Ratio (per the current prospectus) is 0.35%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on November 1, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Alerian Midstream Energy Select Total Return Index is comprised of 30 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Alerian Energy Infrastructure ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

5 | May 31, 2022

Alerian Energy Infrastructure ETF

Performance Overview	May 31, 2022 (Unaudited)

Top 10 Holdings* (as of May 31, 2022)

Enbridge, Inc.	9.84%
Enterprise Products Partners LP	8.28%
TC Energy Corp.	7.11%
Energy Transfer LP	6.42%
The Williams Cos., Inc.	5.63%
Pembina Pipeline Corp.	5.19%
Kinder Morgan, Inc.	4.92%
Cheniere Energy, Inc.	4.89%
Targa Resources Corp.	4.85%
Plains GP Holdings LP, Class A	4.73%
Total % of Top 10 Holdings	61.86%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | May 31, 2022

Alerian Exchange Traded Funds

Disclosure of Fund Expenses	May 31, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through May 31, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense	Expenses Paid During Period
	12/1/21	5/31/22	Ratio(a)	12/1/21 - 5/31/22(b)
Alerian MLP ETF
Actual	$1,000.00	$1,322.50	0.85%	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28

Alerian Energy Infrastructure ETF
Actual	$1,000.00	$1,283.30	0.35%	$1.99
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	0.35%	$1.77

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

See Notes to Financial Statements.

7 | May 31, 2022

Alerian MLP ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (100.03%)
Gathering + Processing (32.84%)
Crestwood Equity Partners LP(a)	10,929,214	$318,477,296
DCP Midstream LP(a)	13,821,844	496,342,418
EnLink Midstream LLC(a)	49,363,360	562,742,304
Hess Midstream LP	4,974,410	162,116,022
Western Midstream Partners LP(a)	26,193,606	724,253,206
Total Gathering + Processing		2,263,931,246

Liquefaction (4.81%)
Cheniere Energy Partners LP	6,166,638	331,580,125

Pipeline Transportation | Natural Gas (21.13%)
Energy Transfer LP	64,099,296	747,397,791
Enterprise Products Partners LP	25,875,657	709,510,515
Total Pipeline Transportation | Natural Gas		1,456,908,306

Pipeline Transportation | Petroleum (41.25%)
Genesis Energy LP(a)	16,621,970	203,452,913
Holly Energy Partners LP(a)	6,971,450	132,457,550
Magellan Midstream Partners LP(a)	13,243,776	684,703,219
MPLX LP	19,437,222	640,456,465
NuStar Energy LP(a)	15,179,220	243,626,481
Plains All American Pipeline LP(a)	59,005,821	672,076,301
Shell Midstream Partners LP	18,915,818	267,469,667
Total Pipeline Transportation | Petroleum		2,844,242,596

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $3,939,942,985)		6,896,662,273

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.01%)
State Street Institutional Treasury Plus Money Market Fund	0.75%	490,936	490,936
TOTAL SHORT TERM INVESTMENTS
(Cost $490,936)			490,936

TOTAL INVESTMENTS (100.04%)
(Cost $3,940,433,921)			$6,897,153,209
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.04%)			(3,087,962)
NET ASSETS - 100.00%			$6,894,065,247

(a)	Affiliated Company. See Note 8 in Notes to Financial Statement.

See Notes to Financial Statements.

8 | May 31, 2022

Alerian MLP ETF

Statement of Assets and Liabilities	May 31, 2022 (Unaudited)

ASSETS:
Investments, at value	$2,859,021,521
Investments in affiliates, at value	4,038,131,688
Receivable for investments sold	1,448
Receivable for shares sold	50,396,258
Deferred tax asset (Note 2)	–	(a)
Income tax receivable	1,229,058
Franchise tax receivable	394,417
Total Assets	6,949,174,390

LIABILITIES:
Payable for investments purchased	50,398,882
Payable to adviser	4,710,261
Total Liabilities	55,109,143
NET ASSETS	$6,894,065,247

NET ASSETS CONSIST OF:
Paid-in capital	$8,559,589,927
Distributable earnings	(1,665,524,680)
NET ASSETS	$6,894,065,247

INVESTMENTS, AT COST	$1,639,717,256
INVESTMENTS IN AFFILIATES, AT COST	2,300,716,665

PRICING OF SHARES
Net Assets	$6,894,065,247
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	171,232,420
Net Asset Value, offering and redemption price per share	$40.26

(a)	Net Deferred Tax Asset of $104,186,106 is offset 100% by Valuation Allowance.

See Notes to Financial Statements.

9 | May 31, 2022

Alerian MLP ETF

Statement of Operations	For the Six Months Ended May 31, 2022 (Unaudited)

INVESTMENT INCOME:
Distributions from master limited partnerships	$227,228,768
Less return of capital distributions	(227,228,768)
Total Investment Income	–

EXPENSES:
Investment adviser fee	25,489,241
Total Expenses	25,489,241
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(25,489,241)
Current income tax benefit/(expense)	–
NET INVESTMENT LOSS	(25,489,241)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments, before income taxes	80,609,405
Net realized loss on affiliated investments, before income taxes	(93,531,033)
Current income tax benefit/(expense)	–
Net realized loss	(12,921,628)
Net change in unrealized appreciation on investments, before income taxes	617,472,714
Net change in unrealized appreciation on affiliated investments, before income taxes	1,029,035,909
Current income tax benefit/(expense)	–
Net change in unrealized appreciation	1,646,508,623
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,633,586,995
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,608,097,754

See Notes to Financial Statements.

10 | May 31, 2022

Alerian MLP ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment loss	$(25,489,241)	$(43,507,191)
Net realized loss	(12,921,628)	(451,685,458)
Net change in unrealized appreciation	1,646,508,623	1,975,726,648
Net increase in net assets resulting from operations	1,608,097,754	1,480,533,999

DISTRIBUTIONS TO SHAREHOLDERS:
From tax return of capital	(243,051,185)	(444,037,776)
Total distributions	(243,051,185)	(444,037,776)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,510,267,631	1,051,399,959
Cost of shares redeemed	(961,424,243)	(987,858,170)
Net increase from share transactions	548,843,388	63,541,789

Net increase in net assets	1,913,889,957	1,100,038,012

NET ASSETS:
Beginning of period	4,980,175,290	3,880,137,278
End of period	$6,894,065,247	$4,980,175,290

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	157,457,420	155,057,420
Shares sold	40,425,000	33,250,000
Shares redeemed	(26,650,000)	(30,850,000)
Shares outstanding, end of year	171,232,420	157,457,420

See Notes to Financial Statements.

11 | May 31, 2022

Alerian MLP ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020 (a)	For the Year Ended November 30, 2019 (a)	For the Year Ended November 30, 2018 (a)	For the Year Ended November 30, 2017 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$31.63		$25.02	$39.15	$47.75	$51.85	$61.55

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.15)		(0.27)	(0.24)	(0.35)	(0.45)	(1.10)
Net realized and unrealized gain/(loss) on investments	10.22		9.68	(10.73)	(4.35)	0.40	(4.30)
Total from investment operations	10.07		9.41	(10.97)	(4.70)	(0.05)	(5.40)

DISTRIBUTIONS:
From net realized gains	–		–	–	–	(4.05)	–
From tax return of capital	(1.44)		(2.80)	(3.16)	(3.90)	–	(4.30)
Total distributions	(1.44)		(2.80)	(3.16)	(3.90)	(4.05)	(4.30)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	8.63		6.61	(14.13)	(8.60)	(4.10)	(9.70)
NET ASSET VALUE, END OF PERIOD	$40.26		$31.63	$25.02	$39.15	$47.75	$51.85
TOTAL RETURN(c)	32.25%		37.97%	(28.36)%	(10.79)%	(0.55)%	(9.27)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$6,894,065		$4,980,175	$3,880,137	$7,249,005	$8,699,748	$9,405,284

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85	%(d)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(e)	0.85	%(d)	0.87%	0.90%	0.87%	0.85%	0.41%
Expenses (including current and deferred tax expenses/benefits)(f)	0.85	%(d)	0.85%	0.85%	0.85%	0.85%	1.81%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.85	)%(d)	(0.85)%	(0.85)%	(0.77)%	(0.85)%	(0.85)%
Net investment income/(loss)(including deferred tax expenses/benefits)(f)	(0.85	)%(d)	(0.85)%	(0.85)%	(0.77)%	(0.85)%	(1.81)%
PORTFOLIO TURNOVER RATE(g)	17%		20%	23%	34%	26%	23%

(a)	On May 18, 2020, the Alerian MLP ETF underwent a one for five reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this reverse split.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(f)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(g)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

12 | May 31, 2022

Alerian Energy Infrastructure ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
CANADIAN ENERGY INFRASTRUCTURE COMPANIES (28.99%)
Gathering + Processing (4.51%)
Keyera Corp.	194,833	$5,192,569

Pipeline Transportation | Natural Gas
(7.10%)
TC Energy Corp.	141,077	8,165,591

Pipeline Transportation | Petroleum
(15.00%)
Enbridge, Inc.	244,737	11,305,675
Pembina Pipeline Corp.	147,748	5,957,345
Total Pipeline Transportation | Petroleum		17,263,020

Storage (2.38%)
Gibson Energy, Inc.	129,092	2,734,217

TOTAL CANADIAN ENERGY INFRASTRUCTURE COMPANIES
(Cost $26,714,424)		33,355,397

Security Description	Shares	Value
EXCHANGE TRADED FUND (0.29%)
Exchange Traded Fund (0.29%)
Energy Select Sector SPDR
Fund	3,800	331,360

TOTAL EXCHANGE TRADED FUND
(Cost $331,388)		331,360

Security Description	Shares	Value
U.S. ENERGY INFRASTRUCTURE COMPANIES (28.76%)
Gathering + Processing (10.21%)
Kinetik Holdings, Inc.	10,362	870,823
ONEOK, Inc.	80,518	5,302,110
Targa Resources Corp.	77,405	5,574,708
Total Gathering + Processing		11,747,641

Liquefaction (6.43%)
Cheniere Energy, Inc.	41,040	5,613,041
Tellurian, Inc.(a)	374,559	1,786,646
Total Liquefaction		7,399,687

Pipeline Transportation | Natural Gas
(11.90%)
DT Midstream, Inc.	85,648	4,976,149
Equitrans Midstream Corp.	388,980	3,061,272
Kinder Morgan, Inc.	287,236	5,655,677
Total Pipeline Transportation | Natural
Gas		13,693,098

Security Description	Shares	Value
Storage (0.22%)
Macquarie Infrastructure
Holdings LLC	65,220	$249,141

TOTAL U.S. ENERGY INFRASTRUCTURE COMPANIES
(Cost $27,062,215)		33,089,567

Security Description	Shares	Value
U.S. ENERGY INFRASTRUCTURE MLPS (25.95%)
Gathering + Processing (6.72%)
Crestwood Equity Partners LP	22,786	663,984
Hess Midstream LP, Class A	28,806	938,787
MPLX LP	114,143	3,761,012
Rattler Midstream LP	33,354	570,020
Western Midstream Partners LP	64,768	1,790,835
Total Gathering + Processing		7,724,638

Pipeline Transportation | Natural Gas
(14.68%)
Energy Transfer LP	632,767	7,378,063
Enterprise Products Partners LP	346,844	9,510,463
Total Pipeline Transportation | Natural
Gas		16,888,526

Pipeline Transportation | Petroleum
(4.55%)
Genesis Energy LP	34,704	424,777
Holly Energy Partners LP	14,411	273,809
Magellan Midstream Partners LP	65,727	3,398,086
NGL Energy Partners LP(a)	39,592	74,037
NuStar Energy LP	31,688	508,592
Shell Midstream Partners LP	39,513	558,714
Total Pipeline Transportation |
Petroleum		5,238,015

TOTAL U.S. ENERGY INFRASTRUCTURE MLPS
(Cost $27,431,911)		29,851,179

Security Description	Shares	Value
U.S. GENERAL PARTNERS (15.86%)
Gathering + Processing (11.14%)
Antero Midstream Corp.	283,733	3,081,340
EnLink Midstream LLC	285,939	3,259,705
The Williams Cos., Inc.	174,651	6,472,566
Total Gathering + Processing		12,813,611

Pipeline Transportation | Petroleum
(4.72%)
Plains GP Holdings LP, Class A	454,042	5,430,342

TOTAL U.S. GENERAL PARTNERS
(Cost $14,488,222)		18,243,953

See Notes to Financial Statements.

13 | May 31, 2022

Alerian Energy Infrastructure ETF
Schedule of Investments	May 31, 2022 (Unaudited)

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.01%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.75%	11,090	$11,090

TOTAL SHORT TERM INVESTMENTS
(Cost $11,090)			11,090

TOTAL INVESTMENTS (99.86%)
(Cost $96,039,250)			$114,882,546
OTHER ASSETS IN EXCESS OF LIABILITIES (0.14%)			158,442
NET ASSETS - 100.00%			$115,040,988

(a)	Non-income producing security.

See Notes to Financial Statements.

14 | May 31, 2022

Alerian Energy Infrastructure ETF
Statement of Assets and Liabilities	May 31, 2022 (Unaudited)

ASSETS:
Investments, at value	$114,882,546
Receivable for investments sold	853,174
Receivable for shares sold	1,743,047
Dividends receivable	173,525
Total Assets	117,652,292

LIABILITIES:
Payable for investments purchased	2,580,223
Payable to adviser	31,081
Total Liabilities	2,611,304
NET ASSETS	$115,040,988

NET ASSETS CONSIST OF:
Paid-in capital	$105,025,867
Distributable earnings	10,015,121
NET ASSETS	$115,040,988

INVESTMENTS, AT COST	$96,039,250

PRICING OF SHARES
Net Assets	$115,040,988
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	4,950,000
Net Asset Value, offering and redemption price per share	$23.24

See Notes to Financial Statements.

15 | May 31, 2022

Alerian Energy Infrastructure ETF
Statement of Operations	For the Six Months Ended May 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends*	$2,426,458
Securities lending income	717
Total Investment Income	2,427,175

EXPENSES:
Investment adviser fees	146,283
Total Expenses	146,283
NET INVESTMENT INCOME	2,280,892

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments(a)	(2,808,640)
Net realized loss on foreign currency transactions	(8,560)
Net realized loss	(2,817,200)
Net change in unrealized appreciation on investments	21,082,116
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	6,482
Net change in unrealized appreciation	21,088,598
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	18,271,398
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,552,290
* Net of foreign tax withholding.	$110,323

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

16 | May 31, 2022

Alerian Energy Infrastructure ETF
Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$2,280,892	$3,334,283
Net realized loss	(2,817,200)	(5,679,007)
Net change in unrealized appreciation	21,088,598	18,196,470
Net increase in net assets resulting from operations	20,552,290	15,851,746

DISTRIBUTIONS:
From distributable earnings	(2,389,869)	(2,301,342)
From tax return of capital	–	(2,346,411)
Total distributions	(2,389,869)	(4,647,753)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	37,391,721	22,119,720
Cost of shares redeemed	–	(10,825,316)
Net increase from share transactions	37,391,721	11,294,404
Net increase in net assets	55,554,142	22,498,397

NET ASSETS:
Beginning of year	59,486,846	36,988,449
End of year	$115,040,988	$59,486,846

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,200,000	2,550,000
Shares sold	1,750,000	1,250,000
Shares redeemed	–	(600,000)
Shares outstanding, end of year	4,950,000	3,200,000

See Notes to Financial Statements.

17 | May 31, 2022

Alerian Energy Infrastructure ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$18.59		$14.51		$19.19	$20.34	$22.30	$22.95

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.58		1.08		0.90	0.88	0.85	0.79
Net realized and unrealized gain/(loss) on investments	4.63		4.49		(4.50)	(0.64)	(2.23)	(0.72)
Total from investment operations	5.21		5.57		(3.60)	0.24	(1.38)	0.07

DISTRIBUTIONS:
From net investment income	(0.56)		(0.74)		(0.45)	(0.50)	(0.47)	(0.47)
Tax return of capital	–		(0.75)		(0.63)	(0.89)	(0.11)	(0.25)
Total distributions	(0.56)		(1.49)		(1.08)	(1.39)	(0.58)	(0.72)

NET INCREASE/(DECREASE) IN NET
ASSET VALUE	4.65		4.08		(4.68)	(1.15)	(1.96)	(0.65)
NET ASSET VALUE, END OF PERIOD	$23.24		$18.59		$14.51	$19.19	$20.34	$22.30
TOTAL RETURN(b)	28.33%		38.93%		(18.82)%	1.09%	(6.27)%	0.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$115,041		$59,487		$36,988	$51,809	$41,699	$42,370

Ratio of expenses to average net assets	0.35	%(c)	0.51	%(d)	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	5.46	%(c)	5.84%		5.91%	4.23%	3.86%	3.39%
PORTFOLIO TURNOVER RATE(e)	17%		34%		34%	26%	73%	37%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Effective July 1, 2021, the Fund's Advisory Fee changed from 0.65% to 0.35%.
(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

18 | May 31, 2022

Alerian Exchange Traded Funds
Notes to Financial Statements	May 31, 2022 (Unaudited)

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2022, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Total Return Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Total Return Index. The investment advisor uses a “passive management” or indexing investment approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (“the NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”), in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. On October, 1, 2021, Alerian Energy Infrastructure ETF reduced its Creation Unit size from 50,000 to 25,000 shares.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

19 | May 31, 2022

Alerian Exchange Traded Funds
Notes to Financial Statements	May 31, 2022 (Unaudited)

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

20 | May 31, 2022

Alerian Exchange Traded Funds
Notes to Financial Statements	May 31, 2022 (Unaudited)

The following is a summary of the inputs used to value each Fund’s investments as of May 31, 2022:

Alerian MLP ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Master Limited Partnerships*	$6,896,662,273	$–	$–	$6,896,662,273
Short Term Investments	490,936	–	–	490,936
Total	$6,897,153,209	$–	$–	$6,897,153,209

Alerian Energy Infrastructure ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Canadian Energy Infrastructure Companies*	$33,355,397	$–	$–	$33,355,397
Exchange Traded Fund	331,360	–	–	331,360
U.S. Energy Infrastructure Companies*	33,089,567	–	–	33,089,567
U.S. Energy Infrastructure MLPs*	29,851,179	–	–	29,851,179
U.S. General Partners*	18,243,953	–	–	18,243,953
Short Term Investments	11,090	–	–	11,090
Total	$114,882,546	$–	$–	$114,882,546

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six months ended May 31, 2022.

C. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The Funds each expect a portion of its distributions to shareholders might be comprised of tax deferred return of capital. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

21 | May 31, 2022

Alerian Exchange Traded Funds
Notes to Financial Statements	May 31, 2022 (Unaudited)

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund's after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of Underlying Index are closely related.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF	Period ended May 31, 2022
	Current	Deferred	Total
Federal	$–	$336,931,898	$336,931,898
State	–	26,739,479	26,739,479
Valuation Allowance	–	(363,671,377)	(363,671,377)
Total tax expense/(benefit)	$–	$–	$–

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of May 31, 2022	As of November 30, 2021
Deferred tax assets:
Capital loss carryforward	$645,273,175	$555,109,326
Net operating loss carryforward	90,316,699	145,850,354
Income recognized from MLP investments	1,534,568,898	1,474,568,495
Other deferred tax assets	7,564,837	9,517,179
Valuation allowance	(104,186,106)	(467,857,482)
Less Deferred tax liabilities:
Net unrealized gain on investment securities	(2,173,537,503)	(1,717,187,872)
Net Deferred Tax Asset/(Liability)	$–	$–

22 | May 31, 2022

Alerian Exchange Traded Funds
Notes to Financial Statements	May 31, 2022 (Unaudited)

Due to the activities of the MLPs that the fund is invested in, the Fund is required to pay franchise tax in certain states. Generally speaking, franchise tax expense is a tax on equity of a corporation, or base minimum fees, imposed by various jurisdictions. The amounts of the tax are estimated throughout the year based upon the Fund's estimate of underlying activities conducted in the states and reconciled to actual amounts paid upon the filing of the tax returns for the states. These taxes are paid as either estimated tax payments, extension payments, or with the tax return filings of the various states.

The capital loss carryforward is available to offset future taxable income. The capital loss can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2022. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2018	$20,624,857	11/30/2022
Federal	11/30/2019	757,980,977	11/30/2024
Federal	11/30/2020	1,033,570,048	11/30/2025
Federal	11/30/2021	694,189,757	11/30/2026
Federal	11/30/2022	334,991,513	11/30/2027
Total		$2,841,357,152

The net operating loss carryforward is available to offset future taxable income. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2017	$206,248,369	11/30/2037
Federal	11/30/2021	110,440,700	Indefinite
Total		$316,689,069

The Fund also has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2016	$376,110	Varies by State
State	11/30/2017	7,472,303	Varies by State
State	11/30/2018	2,553,292	Varies by State
State	11/30/2019	2,244,759	Varies by State
State	11/30/2020	8,558,965	Varies by State
State	11/30/2021	2,606,566	Varies by State
Total		$23,811,995

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2020 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization.

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

23 | May 31, 2022

Alerian Exchange Traded Funds
Notes to Financial Statements	May 31, 2022 (Unaudited)

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of May 31, 2022
Income tax expense at statutory rate	$337,700,528
State income taxes (net of federal benefit)	27,499,018
Permanent differences, net	(1,528,170)
Valuation allowance	(363,671,376)
Net income tax expense	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the six months ended May 31, 2022, the Fund had no penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. Tax periods ended November 30, 2019 through November 30, 2021 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2022.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2022, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The tax character of the distributions paid during the fiscal year ended November 30, 2021 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
Alerian Energy Infrastructure ETF	$2,301,342	$–	$2,346,411

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$309,653	$3,183,203

24 | May 31, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2022 (Unaudited)

As of May 31, 2022, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF
Cost of investments for income tax purposes	$3,976,138,949	$95,031,836
Gross appreciation (excess of value over tax cost)	$3,811,261,451	$23,175,542
Gross depreciation (excess of tax cost over value)	(890,247,191)	(3,324,832)
Net unrealized appreciation/(depreciation)	$2,921,014,260	$19,850,710

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Fund’s investments in master limited partnerships and wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2022.

G. Lending of Portfolio Securities

The Alerian Energy Infrastructure ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

As of May 31, 2022, the Alerian Energy Infrastructure ETF did not have any securities on loan. Income earned for lending on portfolio securities during the period totaled $717.

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund		Advisory Fee
Alerian MLP ETF	0.85%	up to and including $10 billion
	0.80%	greater than $10 billion up to and including $15 billion
	0.70%	greater than $15 billion up to and including $20 billion
	0.55%	greater than $20 billion up to and including $25 billion
	0.40%	greater than $25 billion

Fund		Advisory Fee
Alerian Energy Infrastructure ETF	0.35%

Out of the unitary management fees, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

25 | May 31, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2022 (Unaudited)

Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles. Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4.  PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$1,001,029,318	$2,001,681,582
Alerian Energy Infrastructure ETF	14,216,872	14,403,966

For the six months ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$1,509,167,090	$–
Alerian Energy Infrastructure ETF	37,387,709	–

For the six months ended May 31, 2022, the Alerian Energy Infrastructure ETF had no in-kind net realized gain or loss.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5.  MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

26 | May 31, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2022 (Unaudited)

6.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. On October 1, 2021, Alerian Energy Infrastructure ETF reduced its Creation Unit size from 50,000 to 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

7.  RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades between other funds in the Trust during the six months ended May 31, 2022 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the six months ended May 31, 2022, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Alerian MLP ETF	$172,271	$1,586,203	$(131,624)
Alerian Energy Infrastructure ETF	540,408	687,965	(66,363)

8.  AFFILIATED COMPANIES

As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

For the six months ended May 31, 2022, the Alerian MLP ETF held shares in the following affiliates, as defined by the Investment Company Act of 1940.

Security Name	Share Balance as of May 31, 2022	Market Value as of November 30, 2021	Purchases	Purchases In-Kind	Sales	Market Value as of May 31, 2022	Dividends*	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)
Crestwood Equity Partners LP	10,929,214	$191,619,639	$82,786,218	$63,432,622	$(43,135,455)	$318,477,296	$–	$38,067,099	$(2,244,248)
DCP Midstream LP	13,821,844	305,805,520	39,534,116	99,299,018	(66,061,775)	496,342,418	–	131,931,057	(4,072,097)
EnLink Midstream LLC	49,363,360	279,392,241	36,782,859	101,710,250	(80,241,684)	562,742,304	–	238,875,846	(3,311,030)
Genesis Energy LP	16,621,970	142,731,294	16,796,620	44,883,823	(30,936,797)	203,452,913	–	48,956,008	(14,324,485)
Holly Energy Partners LP	6,971,450	99,394,845	10,321,832	28,635,489	(19,919,549)	132,457,550	–	19,777,636	(1,192,393)
Magellan Midstream Partners LP	13,243,776	495,004,139	78,673,735	145,072,807	(98,689,914)	684,703,219	–	92,240,610	(2,093,774)
NuStar Energy LP	15,179,220	179,635,876	21,169,493	55,820,025	(36,899,935)	243,626,481	–	46,948,362	(11,545,293)
Plains All American Pipeline LP	59,005,821	497,343,940	49,234,566	151,820,469	(133,897,653)	672,076,301	–	175,671,667	(45,657,227)
Western Midstream Partners LP	26,193,606	489,748,659	47,715,285	158,315,176	(177,901,235)	724,253,206	–	236,567,624	(9,090,486)
						$4,038,131,688	$–	$1,029,035,909	$(93,531,033)

*	100% of the income received was estimated as Return of Capital.

27 | May 31, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2022 (Unaudited)

9.  MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

28 | May 31, 2022

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2022 (Unaudited)

10. SUBSEQUENT EVENTS

Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Funds. The report of Deloitte on the Funds’ financial statements as of and for the fiscal years or periods ended November 30, 2021 and November 30, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Funds’ fiscal year or period ended November 30, 2021 and November 30, 2020, and through March 31, 2022, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year or period. During the Funds’ fiscal years or periods ended November 30, 2021 and November 30, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During each Fund’s fiscal year or period ended November 30, 2021 and November 30, 2020, and during the subsequent interim period through March 31, 2022, neither the Funds, nor anyone on their behalf, consulted with Deloitte, on behalf of the Funds, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 21, 2022, upon the recommendation of the Funds’ Audit Committee, the Board of Trustees of the Funds approved the engagement of BBD, LLP (“BBD”) as the independent registered public accounting firm for each Fund for the fiscal year ending November 30, 2022. The Board and its Audit Committee considered the engagement of BBD in connection with the resignation of the Funds’ former independent registered accounting firm on March 31, 2022.

Effective July 1, 2022, the unitary fee of the Alerian MLP ETF will be subject to the following breakpoints:

Fund	Advisory Fee
Alerian MLP ETF	Average net assets up to and including $7 billion	0.85%
	Average net assets greater than $7 billion up to and including $8.5 billion	0.825%
	Average net assets greater than $8.5 billion up to and including $10.5 billion	0.80%
	Average net assets greater than $10.5 billion up to and including $12.5 billion	0.75%
	Average net assets greater than $12.5 billion up to and including $14.5 billion	0.70%
	Average net assets greater than $14.5 billion up to and including $16.5 billion	0.65%
	Average net assets greater than $16.5 billion up to and including $18.5 billion	0.60%
	Average net assets greater than $18.5 billion up to and including $20.5 billion	0.55%
	Average net assets greater than $20.5 billion up to and including $22.5 billion	0.50%
	Average net assets greater than $22.5 billion up to and including $25 billion	0.45%
	Average net assets greater than $25 billion	0.40%

29 | May 31, 2022

Alerian Exchange Traded Funds

Additional Information	May 31, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

The Alerian Energy Infrastructure ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
Alerian Energy Infrastructure ETF	100.00%	15.44%

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”). “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

30 | May 31, 2022

Alerian Exchange Traded Funds

Additional Information	May 31, 2022 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

(Applicable to the Alerian Energy Infrastructure ETF only)

The Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

31 | May 31, 2022

Alerian Exchange Traded Funds

Liquidity Risk Management Program	May 31, 2022 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 7, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program for the period January 1, 2021 through December 31, 2021 (the “Period”). The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report also discussed notable events affecting liquidity over the Period, including extended market holidays and closures in certain countries. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

32 | May 31, 2022

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Semi-Annual Report

May 31, 2022

ALPS Active REIT ETF (NASDAQ: REIT)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	3
Financial Statements
Schedule of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Additional Information	15
Liquidity Risk Management Program	16

alpsfunds.com

ALPS Active REIT ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

The ALPS Active REIT ETF (the "Fund") seeks total return through dividends and capital appreciation. The Fund will, under normal circumstances, seek to achieve its investment objective by investing at least 80% of its net assets in publicly traded equity securities of real estate investment trusts (“REITs”).

Fund Performance (as of May 31, 2022)

	6 Months	1 Year	Since Inception^
ALPS Active REIT ETF - NAV	-4.02%	4.16%	13.35%
ALPS Active REIT ETF - Market Price*	-2.75%	5.72%	14.66%
S&P United States REIT Index	-6.33%	3.91%	13.02%

Total Expense Ratio (per the current prospectus) is 0.68%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on February 25, 2021, with the first day of trading on the exchange of February 26, 2021.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

The S&P United States REIT Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 5,000 shares.

The ALPS Active REIT ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Active REIT ETF.

1 | May 31, 2022

ALPS Active REIT ETF

Performance Overview	May 31, 2022 (Unaudited)

Top Ten Holdings* (as of May 31, 2022)

Equity Residential	7.13%
Realty Income Corp.	5.29%
Ventas, Inc.	5.20%
Public Storage	5.17%
AvalonBay Communities, Inc.	4.96%
Duke Realty Corp.	4.56%
VICI Properties, Inc.	4.16%
Simon Property Group, Inc.	3.93%
Invitation Homes, Inc.	3.93%
Welltower, Inc.	3.69%
Total % of Top 10 Holdings	48.02%

Sector Allocation* (as of May 31, 2022)

Specialized REITs	22.09%
Residential REITs	20.76%
Retail REITs	15.67%
Industrial REITs	15.10%
Health Care REITs	11.11%
Office REITs	6.36%
Hotel & Resort REITs	4.23%
Diversified REITs	1.90%
Money Market Fund	2.78%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | May 31, 2022

ALPS Active REIT ETF

Disclosure of Fund Expenses	May 31, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held through May 31, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Ending Account Value 5/31/22	Expense Ratio(a)	Expenses Paid During Period 12/1/21 - 5/31/22(b)
ALPS Active REIT ETF
Actual	$1,000.00	$959.80	0.68%	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.54	0.68%	$3.43

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

3 | May 31, 2022

ALPS Active REIT ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (97.21%)
Diversified REITs (1.90%)
WP Carey, Inc.	4,412	$371,226

Health Care REITs (11.10%)
Omega Healthcare Investors, Inc.	14,546	433,034
Ventas, Inc.	17,956	1,018,823
Welltower, Inc.	8,117	723,144
Total Health Care REITs		2,175,001

Hotel & Resort REITs (4.23%)
RLJ Lodging Trust	27,680	371,742
Sunstone Hotel Investors, Inc.(a)	38,200	457,254
Total Hotel & Resort REITs		828,996

Industrial REITs (15.11%)
Duke Realty Corp.	16,895	892,563
First Industrial Realty Trust, Inc.	7,395	393,044
Prologis, Inc.	4,153	529,424
Rexford Industrial Realty, Inc.	11,261	719,240
Terreno Realty Corp.	6,986	424,120
Total Industrial REITs		2,958,391

Office REITs (6.36%)
Cousins Properties, Inc.	9,694	334,928
Highwoods Properties, Inc.	7,221	283,713
Kilroy Realty Corp.	6,798	412,639
Piedmont Office Realty Trust, Inc., Class A	14,508	213,848
Total Office REITs		1,245,128

Residential REITs (20.76%)
AvalonBay Communities, Inc.	4,672	971,589
Equity LifeStyle Properties, Inc.	7,654	579,408
Equity Residential	18,179	1,396,692
Invitation Homes, Inc.	20,383	768,847
Sun Communities, Inc.	2,135	350,418
Total Residential REITs		4,066,954

Retail REITs (15.67%)
National Retail Properties, Inc.	5,572	246,840
Realty Income Corp.	15,159	1,034,146
Regency Centers Corp.	8,999	613,822
Retail Opportunity Investments Corp.	22,395	404,678

Security Description	Shares	Value
Retail REITs (continued)
Simon Property Group, Inc.	6,709	$769,187
Total Retail REITs		3,068,673

Specialized REITs (22.08%)
Crown Castle International Corp.	2,649	502,383
Digital Realty Trust, Inc.	4,970	693,762
Equinix, Inc.	878	603,265
National Storage Affiliates Trust	13,364	700,942
Public Storage	3,064	1,013,081
VICI Properties, Inc.	26,381	813,854
Total Specialized REITs		4,327,287

TOTAL COMMON STOCKS
(Cost $18,612,798)		19,041,656

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.78%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.75%	543,902	543,902

TOTAL SHORT TERM INVESTMENTS
(Cost $543,902)			543,902

TOTAL INVESTMENTS (99.99%)
(Cost $19,156,700)			$19,585,558
OTHER ASSETS IN EXCESS OF LIABILITIES (0.01%)			2,407
NET ASSETS - 100.00%			$19,587,965

(a)	Non-income producing security.

See Notes to Financial Statements.

4 | May 31, 2022

ALPS Active REIT ETF

Statement of Assets and Liabilities	May 31, 2022 (Unaudited)

ASSETS:
Investments, at value	$19,585,558
Dividends receivable	13,147
Total Assets	19,598,705

LIABILITIES:
Payable to adviser	10,740
Total Liabilities	10,740
NET ASSETS	$19,587,965

NET ASSETS CONSIST OF:
Paid-in capital	$18,454,027
Total distributable earnings	1,133,938
NET ASSETS	$19,587,965

INVESTMENTS, AT COST	$19,156,700

PRICING OF SHARES
Net Assets	$19,587,965
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	715,002
Net Asset Value, offering and redemption price per share	$27.40

See Notes to Financial Statements.

5 | May 31, 2022

ALPS Active REIT ETF

Statement of Operations	For the Six Months Ended May 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends	$302,491
Securities Lending Income	30
Total Investment Income	302,521

EXPENSES:
Investment adviser fees	72,799
Total Expenses	72,799
NET INVESTMENT INCOME	229,722

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	700,360
Net change in unrealized depreciation on investments	(1,663,893)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(963,533)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(733,811)

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

6 | May 31, 2022

ALPS Active REIT ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Period February 25, 2021 (Commencement of Operations) to November 30, 2021
OPERATIONS:
Net investment income	$229,722	$238,110
Net realized gain	700,360	718,062
Net change in unrealized appreciation/depreciation	(1,663,893)	2,092,751
Net increase/(decrease) in net assets resulting from operations	(733,811)	3,048,923

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(908,637)	(277,240)
Total distributions	(908,637)	(277,240)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,216,102	21,611,468
Cost of shares redeemed	(7,223,560)	(145,280)
Net increase/(decrease) from capital share transactions	(3,007,458)	21,466,188
Net increase/(decrease) in net assets	(4,649,906)	24,237,871

NET ASSETS:
Beginning of period	24,237,871	–
End of period	$19,587,965	$24,237,871

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	820,002	–
Shares sold	145,000	825,002
Shares redeemed	(250,000)	(5,000)
Shares outstanding, end of period	715,002	820,002

See Notes to Financial Statements.

7 | May 31, 2022

ALPS Active REIT ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Period February 25, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$29.56		$24.62

INCOME FROM OPERATIONS:
Net investment income(a)	0.31		0.37
Net realized and unrealized gain/(loss)	(1.38)		5.01
Total from investment operations	(1.07)		5.38

DISTRIBUTIONS:
From net investment income	(0.26)		(0.38)
From net realized gains	(0.83)		(0.06)
Total distributions	(1.09)		(0.44)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.16)		4.94
NET ASSET VALUE, END OF PERIOD	$27.40		$29.56
TOTAL RETURN(b)	(4.02)%		22.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$19,588		$24,238

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.68	%(c)	0.68	%(c)
Ratio of net investment income to average net assets	2.15	%(c)	1.69	%(c)
Portfolio turnover rate(d)	62%		92%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

8 | May 31, 2022

ALPS Active REIT ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2022, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Active REIT ETF (the “Fund”). The investment objective of the Fund is to seek total return through dividends and capital appreciation. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange”). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 5,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

9 | May 31, 2022

ALPS Active REIT ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments as of May 31, 2022:

ALPS Active REIT ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$19,041,656	$–	$–	$19,041,656
Short Term Investments	543,902	–	–	543,902
Total	$19,585,558	$–	$–	$19,585,558

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six months ended May 31, 2022.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

10 | May 31, 2022

ALPS Active REIT ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2022.

The tax character of the distributions paid during the period starting with the commencement of operations and ending November 30, 2021 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
ALPS Active REIT ETF	$277,240	$–	$–

As of May 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Active REIT ETF
Gross appreciation (excess of value over tax cost)	$1,188,187
Gross depreciation (excess of tax cost over value)	(780,997)
Net unrealized appreciation (depreciation)	$407,190
Cost of investments for income tax purposes	$19,178,368

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2022.

F. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund's investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund's investments in REITs, the Fund may also make distributions in excess of the Fund's earnings and capital gains. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder’ shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

11 | May 31, 2022

ALPS Active REIT ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

As of and during the period ended May 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

H. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. As of May 31, 2022, the Fund did not have any securities on loan.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.68% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

GSI Capital Advisors LLC (the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.35% of the Fund's average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles. Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

12 | May 31, 2022

ALPS Active REIT ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

4. PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Active REIT ETF	$13,065,028	$13,749,604

For the six months ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Active REIT ETF	$4,067,735	$7,055,867

For the six months ended May 31, 2022, the ALPS Active REIT ETF had in-kind net realized gain of $68,703.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 5,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

13 | May 31, 2022

ALPS Active REIT ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

7. SUBSEQUENT EVENTS

Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Fund. The report of Deloitte on the Fund’s financial statements as of and for the period ended November 30, 2021 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s period ended November 30, 2021 and through March 31, 2022, there were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such period. During the Fund’s fiscal period ended November 30, 2021 there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

During the Fund’s fiscal period ended November 30, 2021 and during the subsequent interim period through March 31, 2022, neither the Fund, nor anyone on their behalf, consulted with Deloitte, on behalf of the Fund, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 21, 2022, upon the recommendation of the Fund’s Audit Committee, the Board of Trustees of the Fund approved the engagement of BBD, LLP (“BBD”) as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2022. The Board and its Audit Committee considered the engagement of BBD in connection with the resignation of the Fund’s former independent registered accounting firm on March 31, 2022.

14 | May 31, 2022

ALPS Active REIT ETF

Additional Information	May 31, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The ALPS Active REIT ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction	199A
ALPS Active REIT ETF	0.00%	0.00%	20.33%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

15 | May 31, 2022

ALPS Active REIT ETF

Liquidity Risk Management Program	May 31, 2022 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 7, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program for the period January 1, 2021 through December 31, 2021 (the “Period”). The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report also discussed notable events affecting liquidity over the Period, including extended market holidays and closures in certain countries. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

16 | May 31, 2022

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Semi-Annual Report

May 31, 2022

ALPS Equal Sector Weight ETF (NYSE ARCA: EQL)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	3
Financial Statements
Schedule of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Additional Information	15
Liquidity Risk Management Program	16

alpsfunds.com

ALPS Equal Sector Weight ETF
Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

The ALPS Equal Sector Weight ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE Equal Sector Weight IndexSM (the “Underlying Index”).

The Underlying Index is an index of ETFs comprised of all active Select Sector SPDR® ETFs in an equal weighted portfolio. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs.

The Underlying Index is designed to track performance of the equally weighted Underlying Sector ETFs. Accordingly, the Underlying Index is rebalanced to an equal weighting quarterly during the months of March, June, September, and December.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective underlying sector index by replicating the securities in the underlying sector index. Together, the eleven Underlying Sector ETFs represent the Underlying Index as a whole.

Performance (as of May 31, 2022)

	6 Months	1 Year	5 Year	10 Year	Since Inception^
ALPS Equal Sector Weight ETF - NAV	-0.03%	5.19%	12.42%	13.22%	13.91%
ALPS Equal Sector Weight ETF - Market Price*	-0.05%	5.22%	12.42%	13.22%	13.92%
NYSE® Equal Sector Weight Total Return Index	0.04%	5.32%	12.59%	13.45%	14.18%
S&P 500® Total Return Index	-8.85%	-0.30%	13.38%	14.40%	14.82%

Total Expense Ratio (per the current Prospectus) is 0.48%. Net Expense Ratio (per the current Prospectus) is 0.27%. Net expense ratio reflects the reimbursement of distribution fees for underlying sector ETFs. In addition, the Adviser has contractually agreed, through March 31, 2023, to reduce its advisory fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date. Please see the prospectus for additional information.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The NYSE® Equal Sector Weight Total Return Index consists of a strategy that holds all active Select Sector SPDR® ETFs in an equal-weighted portfolio. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Equal Sector Weight ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

1 | May 31, 2022

ALPS Equal Sector Weight ETF
Performance Overview	May 31, 2022 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® Total Return Index as of May 31, 2022:

Sector Weighting Comparison (as of May 31, 2022)

	EQL*	S&P 500®	+/-
Energy	11.1%	4.8%	6.3%
Utilities	9.9%	3.0%	6.9%
Consumer Staples	9.5%	6.5%	3.0%
Materials	9.4%	2.8%	6.6%
Healthcare	9.1%	14.4%	-5.3%
Real Estate	8.8%	2.8%	6.0%
Industrials	8.7%	7.8%	0.9%
Financials	8.6%	11.2%	-2.6%
Technology	8.6%	27.0%	-18.5%
Communication Services	8.3%	8.8%	-0.5%
Consumer Discretionary	8.0%	10.9%	-2.9%
Total	100.0%	100.0%

Source: S&P 500®

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years including dividend reinvestment with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gain distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | May 31, 2022

ALPS Equal Sector Weight ETF
Disclosure of Fund Expenses	May 31, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held through May 31, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Ending Account Value 5/31/22	Expense Ratio(a)	Expenses Paid During Period 12/1/21 - 5/31/22(b)
ALPS Equal Sector Weight ETF
Actual	$1,000.00	$999.70	0.15%	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	0.15%	$0.76

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

3 | May 31, 2022

ALPS Equal Sector Weight ETF
Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (100.02%)
Communication Services (8.32%)
Communication Services Select
Sector SPDR Fund	323,914	$19,493,144

Consumer Discretionary (8.01%)
Consumer Discretionary Select
Sector SPDR Fund(a)	121,477	18,773,056

Consumer Staples (9.47%)
Consumer Staples Select
Sector SPDR Fund(a)	297,896	22,184,315

Energy (11.14%)
Energy Select Sector SPDR
Fund	299,145	26,085,444

Financials (8.58%)
Financial Select Sector SPDR
Fund	566,703	20,100,955

Healthcare (9.10%)
Health Care Select Sector SPDR
Fund(a)	161,287	21,326,980

Industrials (8.69%)
Industrial Select Sector SPDR
Fund	214,931	20,353,966

Materials (9.43%)
Materials Select Sector SPDR
Fund(a)	256,701	22,083,987

Real Estate (8.83%)
Real Estate Select Sector SPDR
Fund(a)	467,887	20,689,963

Technology (8.54%)
Technology Select Sector SPDR
Fund	142,479	20,011,176

Utilities (9.90%)
Utilities Select Sector SPDR
Fund(a)	312,113	23,199,359

TOTAL EXCHANGE TRADED FUNDS
(Cost $168,944,054)		234,302,345

	Shares	Value
SHORT TERM INVESTMENTS (11.88%)
Investments Purchased with Collateral
from Securities Loaned (11.88%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.80%
(Cost $27,818,903)	27,818,903	27,818,903
TOTAL SHORT TERM INVESTMENTS
(Cost $27,818,903)		27,818,903

TOTAL INVESTMENTS (111.90%)
(Cost $196,762,957)		$262,121,248
LIABILITIES IN EXCESS OF OTHER ASSETS (-11.90%)		(27,858,732)
NET ASSETS - 100.00%		$234,262,516

(a)	Security, or a portion of the security position is currently on loan.

The total market value of securities on loan is $53,519,462.

Common Abbreviations:

SPDR® - Standard & Poor's Depositary Receipts

See Notes to Financial Statements.

4 | May 31, 2022

ALPS Equal Sector Weight ETF
Statement of Assets and Liabilities	May 31, 2022 (Unaudited)

ASSETS:
Investments, at value	$262,121,248
Dividends receivable	8,606
Total Assets	262,129,854

LIABILITIES:
Payable to adviser	30,788
Payable for collateral upon return of securities loaned	27,818,903
Payable to custodian for overdraft	17,647
Total Liabilities	27,849,691
NET ASSETS	$234,280,163

NET ASSETS CONSIST OF:
Paid-in capital	$168,095,922
Total distributable earnings	66,166,594
NET ASSETS	$234,262,516

INVESTMENTS, AT COST	$196,762,957

PRICING OF SHARES
Net Assets	$234,262,516
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,275,000
Net Asset Value, offering and redemption price per share	$102.97

See Notes to Financial Statements.

5 | May 31, 2022

ALPS Equal Sector Weight ETF
Statement of Operations	For the Six Months Ended May 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends	$2,105,981
Securities Lending Income	43,451
Total Investment Income	2,149,432

EXPENSES:
Investment adviser fees	410,509
Total Expenses before waiver/reimbursement	410,509
Less fee waiver/reimbursement by investment adviser	(240,222)
Net Expenses	170,287
NET INVESTMENT INCOME	1,979,145

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	4,473,519
Net change in unrealized appreciation/(depreciation) on investments	(6,614,699)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,141,180)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(162,035)

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

6 | May 31, 2022

ALPS Equal Sector Weight ETF
Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$1,979,145	$3,568,055
Net realized gain	4,473,519	7,438,861
Net change in unrealized appreciation/depreciation	(6,614,699)	32,612,619
Net increase/(decrease) in net assets resulting from operations	(162,035)	43,619,535

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,073,340)	(3,568,055)
From tax return of capital	-	(37,609)
Total distributions	(2,073,340)	(3,605,664)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	36,677,467	27,797,544
Cost of shares redeemed	(8,076,000)	(24,055,755)
Net increase from capital share transactions	28,601,467	3,741,789
Net increase in net assets	26,366,092	43,755,660

NET ASSETS:
Beginning of period	207,896,424	164,140,764
End of period	$234,262,516	$207,896,424

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,000,000	1,950,000
Shares sold	350,000	250,000
Shares redeemed	(75,000)	(200,000)
Shares outstanding, end of period	2,275,000	2,000,000

See Notes to Financial Statements.

7 | May 31, 2022

ALPS Equal Sector Weight ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$103.95		$84.17	$78.33	$70.34	$69.28	$59.74

INCOME FROM OPERATIONS:
Net investment income(a)	0.94		1.76	1.91	1.53	1.50	1.37
Net realized and unrealized gain/(loss)	(0.92)		19.82	5.84	8.03	1.02	10.03
Total from investment operations	0.02		21.58	7.75	9.56	2.52	11.40

DISTRIBUTIONS:
From net investment income	(1.00)		(1.78)	(1.90)	(1.57)	(1.46)	(1.86)
From tax return of capital	-		(0.02)	(0.01)	-	-	-
Total distributions	(1.00)		(1.80)	(1.91)	(1.57)	(1.46)	(1.86)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.98)		19.78	5.84	7.99	1.06	9.54
NET ASSET VALUE, END OF PERIOD	$102.97		$103.95	$84.17	$78.33	$70.34	$69.28
TOTAL RETURN(b)	(0.03)%		25.89%	10.37%	13.86%	3.66%	19.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$234,263		$207,896	$164,141	$168,407	$154,742	$166,284

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses excluding waiver/reimbursement to average net assets	0.37	%(c)	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.15	%(c)	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.57	%(c)	1.59%	2.31%	1.89%	1.92%	1.92%
Ratio of net investment income including waiver/reimbursement to average net assets	1.78	%(c)	1.81%	2.53%	2.11%	2.14%	2.14%
Portfolio turnover rate(d)	11%		8%	11%	4%	14%	5%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

8 | May 31, 2022

ALPS Equal Sector Weight ETF
Notes to Financial Statements	May 31, 2022 (Unaudited)

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2022, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 25,000 Shares each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. On October 1, 2021, the Fund reduced its Creation Unit size from 50,000 to 25,000 shares.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

9 | May 31, 2022

ALPS Equal Sector Weight ETF
Notes to Financial Statements	May 31, 2022 (Unaudited)

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	-	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	-	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments as of May 31, 2022:

ALPS Equal Sector Weight ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds*	$234,302,345	$-	$-	$234,302,345
Short Term Investments	27,818,903	-	-	27,818,903
Total	$262,121,248	$-	$-	$262,121,248

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six months ended May 31, 2022.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

10 | May 31, 2022

ALPS Equal Sector Weight ETF
Notes to Financial Statements	May 31, 2022 (Unaudited)

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2022.

The tax character of the distributions paid during the fiscal year ended November 30, 2021 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
ALPS Equal Sector Weight ETF	$3,568,055	$-	$37,609

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$-	$3,424,546

As of May 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Equal Sector Weight ETF
Gross appreciation (excess of value over tax cost)	$68,546,742
Gross depreciation (excess of tax cost over value)	(3,384,653)
Net unrealized appreciation (depreciation)	$65,162,089
Cost of investments for income tax purposes	$196,959,159

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2022.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

11 | May 31, 2022

ALPS Equal Sector Weight ETF
Notes to Financial Statements	May 31, 2022 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of May 31, 2022:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Equal Sector Weight ETF	$53,519,462	$27,818,903	$28,244,398	$56,063,301

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of May 31, 2022:

ALPS Equal Sector Weight ETF Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$27,818,903	$-	$-	$-	$27,818,903
Total Borrowings					27,818,903
Gross amount of recognized liabilities for securities lending (collateral received)					$27,818,903

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive 0.19% of its annual unitary fee payable by the Fund until at least March 31, 2023. The waiver may only be terminated by the Fund's Board of Trustees prior to such date.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to be approximately 0.02% - 0.03% annually.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

12 | May 31, 2022

ALPS Equal Sector Weight ETF
Notes to Financial Statements	May 31, 2022 (Unaudited)

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles. Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4.  PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2022 the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$12,971,348	$13,015,875

For the six months ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$36,677,282	$8,076,035

For the six months ended May 31, 2022, the ALPS Equal Sector Weight ETF had in-kind net realized gain of $4,006,444.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.  MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

13 | May 31, 2022

ALPS Equal Sector Weight ETF
Notes to Financial Statements	May 31, 2022 (Unaudited)

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

7.  SUBSEQUENT EVENTS

Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Fund. The report of Deloitte on the Fund’s financial statements as of and for the fiscal years or periods ended November 30, 2021 and November 30, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s fiscal year or period ended November 30, 2021 and November 30, 2020, and through March 31, 2022, there were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such year or period. During the Fund’s fiscal years or periods ended November 30, 2021 and November 30, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During the Fund’s fiscal year or period ended November 30, 2021 and November 30, 2020, and during the subsequent interim period through March 31, 2022, neither the Fund, nor anyone on their behalf, consulted with Deloitte, on behalf of the Fund, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 21, 2022, upon the recommendation of the Fund’s Audit Committee, the Board of Trustees of the Fund approved the engagement of BBD, LLP (“BBD”) as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2022. The Board and its Audit Committee considered the engagement of BBD in connection with the resignation of the Fund’s former independent registered accounting firm on March 31, 2022.

14 | May 31, 2022

ALPS Equal Sector Weight ETF
Additional Information	May 31, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The ALPS Equal Sector Weight ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Equal Sector Weight ETF	88.31%	85.80%

In early 2022, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

LICENSING AGREEMENT

ICE Data Indices, LLC (the “Index Provider”) is not affiliated with the ALPS Equal Sector Weight ETF (the “Fund”) or ALPS Advisors, Inc. (the “Adviser”). The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by the Adviser in connection with the Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

15 | May 31, 2022

ALPS Equal Sector Weight ETF
Liquidity Risk Management Program	May 31, 2022 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 7, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program for the period January 1, 2021 through December 31, 2021 (the “Period”). The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report also discussed notable events affecting liquidity over the Period, including extended market holidays and closures in certain countries. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

16 | May 31, 2022

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

Semi-Annual Report

May 31, 2022

ALPS Hillman Active Value ETF (NYSE ARCA: HVAL)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	3
Financial Statements
Schedule of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Additional Information	14
Liquidity Risk Management Program	15

alpsfunds.com

ALPS Hillman Active Value ETF
Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

The ALPS Hillman Active Value ETF (the "Fund") seeks long-term total return from a combination of income and capital gains. The Fund seeks to achieve its investment objective by investing in U.S. companies that Hillman Capital Management, Inc., the Fund's sub-adviser believes have competitive advantages and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public.

Performance (as of May 31, 2022)

	6 Months	Since Inception^
ALPS Hillman Active Value ETF - NAV	-1.28%	-4.86%
ALPS Hillman Active Value ETF – Market Price*	-1.32%	-4.82%
Russell 1000® Value Total Return Index	1.51%	2.10%

Total Expense Ratio (per the current prospectus) is 0.55%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on July 15, 2021, with the first day of trading on the exchange of July 16, 2021.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

Russell 1000® Value Total Return is a broad-based benchmark that measures the performance of the large cap value segment of the US equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Hillman Active Value ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

1 | May 31, 2022

ALPS Hillman Active Value ETF
Performance Overview	May 31, 2022 (Unaudited)

Top 10 Holdings* (as of May 31, 2022)

Enterprise Products Partners LP	2.70%
Raytheon Technologies Corp.	2.67%
Kellogg Co.	2.62%
Constellation Brands, Inc., Class A	2.59%
GSK PLC, ADR	2.58%
Plains All American Pipeline LP	2.57%
AT&T, Inc.	2.56%
Lam Research Corp.	2.54%
CarMax, Inc.	2.51%
Becton Dickinson and Co.	2.47%
Total % of Top 10 Holdings	25.81%

Sector Allocation* (as of May 31, 2022)

Information Technology	16.94%
Health Care	14.97%
Communication Services	12.64%
Consumer Staples	11.77%
Financials	10.77%
Industrials	10.51%
Consumer Discretionary	7.24%
Materials	5.85%
Energy	5.27%
Real Estate	2.14%
Money Market Fund	1.90%
Total Investments	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund's benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | May 31, 2022

ALPS Hillman Active Value ETF
Disclosure of Fund Expenses	May 31, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through May 31, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Ending Account Value 5/31/22	Expense Ratio(a)	Expenses Paid During Period 12/1/21 - 5/31/22(b)
ALPS Hillman Active Value ETF
Actual	$1,000.00	$987.20	0.55%	$2.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19	0.55%	$2.77

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

3 | May 31, 2022

ALPS Hillman Active Value ETF
Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (92.66%)
Communication Services (12.61%)
Alphabet, Inc., Class A(a)	68	$154,716
AT&T, Inc.	8,358	177,942
Comcast Corp., Class A	2,866	126,906
Meta Platforms, Inc., Class A(a)	704	136,323
Verizon Communications, Inc.	2,943	150,946
Warner Bros Discovery, Inc.(a)	7,179	132,453
Total Communication Services		879,286

Consumer Discretionary (7.23%)
Amazon.com, Inc.(a)	70	168,293
CarMax, Inc.(a)	1,760	174,715
Nordstrom, Inc.	6,095	161,091
Total Consumer Discretionary		504,099

Consumer Staples (11.75%)
Anheuser-Busch InBev SA, ADR	2,385	135,230
Conagra Brands, Inc.	4,887	160,733
Constellation Brands, Inc.,
Class A	733	179,929
Kellogg Co.	2,618	182,579
Kraft Heinz Co.	4,250	160,778
Total Consumer Staples		819,249

Financials (10.75%)
Bank of New York Mellon Corp.	3,359	156,563
BlackRock, Inc.	217	145,190
T Rowe Price Group, Inc.	1,077	136,876
Wells Fargo & Co.	3,684	168,617
Western Union Co.	7,826	141,964
Total Financials		749,210

Health Care (14.94%)
Becton Dickinson and Co.	673	172,153
Biogen, Inc.(a)	670	134,000
CVS Health Corp.	1,487	143,867
GSK PLC, ADR	4,093	179,683
Medtronic PLC	1,299	130,095
Merck & Co., Inc.	1,567	144,211
Zimmer Biomet Holdings, Inc.	1,143	137,400
Total Health Care		1,041,409

Industrials (10.50%)
3M Co.	818	122,119
Boeing Co.(a)	1,121	147,299
Emerson Electric Co.	1,692	150,013
General Electric Co.	1,616	126,517
Raytheon Technologies Corp.	1,952	185,674
Total Industrials		731,622

Information Technology (16.90%)
Adobe, Inc.(a)	327	136,189
ASML Holding NV	242	139,462
Equifax, Inc.	740	149,909
Intel Corp.	2,931	130,195
Lam Research Corp.	340	176,810

Security Description	Shares	Value
Information Technology (continued)
Microsoft Corp.	589	$160,132
Salesforce, Inc.(a)	915	146,620
ServiceNow, Inc.(a)	297	138,839
Total Information Technology		1,178,156

Materials (5.84%)
Air Products and Chemicals, Inc.	637	156,804
Compass Minerals
International, Inc.	2,421	108,776
DuPont de Nemours, Inc.	2,084	141,399
Total Materials		406,979

Real Estate (2.14%)
Simon Property Group, Inc.	1,299	148,930

TOTAL COMMON STOCKS
(Cost $7,118,195)		6,458,940

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (5.27%)
Energy (5.27%)
Enterprise Products Partners LP	6,852	187,882
Plains All American Pipeline LP	15,728	179,142
Total Energy		367,024

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $330,986)		367,024

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.90%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.75%	132,463	132,463

TOTAL SHORT TERM INVESTMENTS
(Cost $132,463)			132,463

TOTAL INVESTMENTS (99.83%)
(Cost $7,581,644)			$6,958,427
OTHER ASSETS IN EXCESS OF LIABILITIES (0.17%)			11,812
NET ASSETS - 100.00%			$6,970,239

(a)	Non - income producing security.

See Notes to Financial Statements.

4 | May 31, 2022

ALPS Hillman Active Value ETF
Statement of Assets and Liabilities	May 31, 2022 (Unaudited)

ASSETS:
Investments, at value	$6,958,427
Foreign tax reclaims	194
Dividends receivable	14,803
Total Assets	6,973,424

LIABILITIES:
Payable to adviser	3,185
Total Liabilities	3,185
NET ASSETS	$6,970,239

NET ASSETS CONSIST OF:
Paid-in capital	$7,407,542
Total distributable earnings	(437,303)
NET ASSETS	$6,970,239

INVESTMENTS, AT COST	$7,581,644

PRICING OF SHARES
Net Assets	$6,970,239
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	300,002
Net Asset Value, offering and redemption price per share	$23.23

See Notes to Financial Statements.

5 | May 31, 2022

ALPS Hillman Active Value ETF
Statement of Operations	For the Six Months Ended May 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends*	$75,855
Securities Lending Income	34
Total Investment Income	75,889

EXPENSES:
Investment adviser fees	16,953
Net Expenses	16,953
NET INVESTMENT INCOME	58,936

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	140,322
Net change in unrealized depreciation on investments	(312,279)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(171,957)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(113,021)
*Net of foreign tax withholding.	$346

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

6 | May 31, 2022

ALPS Hillman Active Value ETF
Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Period July 15, 2021 (Commencement of Operations) to November 30, 2021
OPERATIONS:
Net investment income	$58,936	$50,743
Net realized gain	140,322	60,733
Net change in unrealized depreciation	(312,279)	(310,938)
Net decrease in net assets resulting from operations	(113,021)	(199,462)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(93,741)	(17,283)
Total distributions	(93,741)	(17,283)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,412,118	6,232,629
Cost of shares redeemed	(614,779)	(636,222)
Net increase from capital share transactions	1,797,339	5,596,407
Net increase in net assets	1,590,577	5,379,662

NET ASSETS:
Beginning of period	5,379,662	–
End of period	$6,970,239	$5,379,662

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	225,002	–
Shares sold	100,000	250,002
Shares redeemed	(25,000)	(25,000)
Shares outstanding, end of period	300,002	225,002

See Notes to Financial Statements.

7 | May 31, 2022

ALPS Hillman Active Value ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Period July 15, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$23.91		$24.88

INCOME FROM OPERATIONS:
Net investment income(a)	0.23		0.22
Net realized and unrealized loss	(0.51)		(1.12)
Total from investment operations	(0.28)		(0.90)

DISTRIBUTIONS:
From net investment income	(0.19)		(0.07)
From net realized gains	(0.21)		–
Total distributions	(0.40)		(0.07)

NET (DECREASE) IN NET ASSET VALUE	(0.68)		(0.97)
NET ASSET VALUE, END OF PERIOD	$23.23		$23.91
TOTAL RETURN(b)	(1.28)%		(3.63)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$6,970		$5,380

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.55	%(c)	0.55	%(c)
Ratio of net investment income to average net assets	1.91	%(c)	2.28	%(c)
Portfolio turnover rate(d)	23%		10%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

8 | May 31, 2022

ALPS Hillman Active Value ETF
Notes to Financial Statements	May 31, 2022 (Unaudited)

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2022, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Hillman Active Value ETF (the “Fund”). The Fund seeks long-term total return from a combination of income and capital gains. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 25,000 Shares (prior to October 1, 2021 in blocks of 50,000 Shares), each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

9 | May 31, 2022

ALPS Hillman Active Value ETF
Notes to Financial Statements	May 31, 2022 (Unaudited)

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	-	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	-	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2022:

ALPS Hillman Active Value ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$6,458,940	$–	$–	$6,458,940
Master Limited Partnerships*	367,024	–	–	367,024
Short Term Investments	132,463	–	–	132,463
Total	$6,958,427	$–	$–	$6,958,427

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six months ended May 31, 2022.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are declared and distributed at least annually.

10 | May 31, 2022

ALPS Hillman Active Value ETF
Notes to Financial Statements	May 31, 2022 (Unaudited)

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2022.

The tax character of the distributions paid during the fiscal period ended November 30, 2021 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
ALPS Hillman Active Value ETF	$17,283	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

As of May 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Hillman Active Value ETF
Gross appreciation (excess of value over tax cost)	$224,383
Gross depreciation (excess of tax cost over value)	(829,139)
Net unrealized appreciation (depreciation)	$(604,756)
Cost of investments for income tax purposes	$7,563,183

The differences between book-basis and tax-basis are primarily due to the deferral of losses from investments in partnerships. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2022.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

11 | May 31, 2022

ALPS Hillman Active Value ETF
Notes to Financial Statements	May 31, 2022 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of May 31, 2022, the Fund did not have any securities on loan.

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at a rate of 0.55% as a percentage of the Fund’s average daily net assets.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

Hillman Capital Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily net assets.

Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles. Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4.  PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
ALPS Hillman Active Value ETF	$1,364,530	$1,385,877

For the year ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Hillman Active Value ETF	$2,367,523	$610,899

For the six months ended May 31, 2022, Fund had in-kind net realized gains of $87,413.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares (prior to October 1, 2021, the Creation Unit size was 50,000 Shares). Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

12 | May 31, 2022

ALPS Hillman Active Value ETF
Notes to Financial Statements	May 31, 2022 (Unaudited)

6.  MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

7.  SUBSEQUENT EVENTS

Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Fund. The report of Deloitte on the Fund’s financial statements as of and for the fiscal period ended November 30, 2021 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s fiscal year ended November 30, 2021, and through March 31, 2022, there were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such period. During the Fund’s fiscal period ended November 30, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During the Fund’s fiscal period ended November 30, 2021, and during the subsequent interim period through March 31, 2022, neither the Fund, nor anyone on their behalf, consulted with Deloitte, on behalf of the Fund, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 21, 2022, upon the recommendation of the Fund’s Audit Committee, the Board of Trustees of the Fund approved the engagement of BBD, LLP (“BBD”) as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2022. The Board and its Audit Committee considered the engagement of BBD in connection with the resignation of the Fund’s former independent registered accounting firm on March 31, 2022.

13 | May 31, 2022

ALPS Hillman Active Value ETF
Additional Information	May 31, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The ALPS Hillman Active Value ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Hillman Active Value ETF	57.96%	52.67%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

14 | May 31, 2022

ALPS Hillman Active Value ETF
Liquidity Risk Management Program	May 31, 2022 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 7, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program for the period January 1, 2021 through December 31, 2021 (the “Period”). The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report also discussed notable events affecting liquidity over the Period, including extended market holidays and closures in certain countries. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

15 | May 31, 2022

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Semi-Annual Report

May 31, 2022

ALPS Intermediate Municipal Bond ETF (NYSE ARCA: MNBD)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	3
Financial Statements
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Additional Information	15
Board Considerations Regarding Approval of Investment Advisory Agreements	16

alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

ALPS Intermediate Municipal Bond ETF (the “Fund") seeks to protect investor's capital and generate attractive risk-adjusted returns. The Fund seeks to actively achieve its investment objective by applying bottom-up fundamental analysis and investing in a long-term, tax-aware manner. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds that pay interest that is generally excludable from gross income for federal income tax purposes (except that the interest paid by certain municipal securities may be includable in taxable income for purposes of the federal alternative minimum tax).

Fund Performance (as of May 31, 2022)

Since Inception^
ALPS Intermediate Municipal Bond ETF - NAV	2.92%
ALPS Intermediate Municipal Bond ETF - Market*	3.20%
Bloomberg Municipal Bond 1-15 Year Blend Index	2.44%

Total Expense Ratio (per the current prospectus) is 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on May 19, 2022, with the first day of trading on the exchange of May 20, 2022.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Bloomberg Municipal Bond 1-15 Year Blend Index is an unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is new with limited operating history.

ALPS Intermediate Municipal Bond ETF's shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Intermediate Municipal Bond ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

1 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Performance Overview	May 31, 2022 (Unaudited)

Top Ten Holdings* (as of May 31, 2022)

Port Authority of New York & New Jersey	3.81%
New York State Dormitory Authority	3.69%
City of San Antonio TX Electric & Gas Systems Revenue	3.67%
Illinois State Toll Highway Authority	3.57%
State of Ohio	3.51%
City of Houston TX Airport System Revenue	3.45%
Brazosport Independent School District	3.43%
Virginia College Building Authority	3.43%
Ohio Housing Finance Agency	3.35%
South Dakota Housing Development Authority	3.35%
Total % of Top 10 Holdings	35.26%

Sector Allocation* (as of May 31, 2022)

Revenue Bonds	64.48%
General Obligation Bonds	21.13%
Money Market Fund	14.39%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Disclosure of Fund Expenses	May 31, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held through May 31, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Ending Account Value 5/31/22	Expense Ratio(a)	Expenses Paid During Period 12/1/21 - 5/31/22(b)
ALPS Intermediate Municipal Bond ETF
Actual(c)	$1,000.00	$1,029.20	0.50%	$0.18
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	0.50%	$2.52

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.
(c)	ALPS Intermediate Municipal Bond ETF commenced operations on May 19, 2022. Actual expenses on this Fund are equal to the Fund's annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Fund launched (13) divided by 365.

3 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Principal Amount	Value
MUNICIPAL BONDS (101.85%)
General Obligation Bonds (25.15%)
Brazosport Independent School
District
5.00%, 02/15/2026	$1,000,000	$1,101,980
Chino Valley Unified School
District
0.00%, 08/01/2035(a)	95,000	57,000
County of King WA
5.00%, 01/01/2034	500,000	570,235
County of Montgomery MD
0.62%, 11/01/2037(b)	1,000,000	1,000,000
Deschutes & Jefferson Counties
School District No 2J Redmond
0.00%, 06/15/2028(a)	1,250,000	1,056,350
Harlandale Independent School
District
5.00%, 02/15/2027	660,000	740,441
Long Beach Community College
District
0.00%, 06/01/2030(a)	1,000,000	778,210
Northside Independent School
District
2.00%, 06/01/2052(b)	140,000	136,237
Rowland Unified School District
0.00%, 08/01/2033(a)	1,000,000	607,480
San Diego Unified School District
0.00%, 07/01/2034(a)	100,000	63,250
San Mateo County Community
College District
0.00%, 09/01/2035(a)	110,000	71,898
State of Connecticut
5.00%, 04/15/2029	530,000	610,809
Total General Obligation Bonds		6,793,890

Revenue Bonds (76.70%)
Anaheim Public Financing
Authority
0.00%, 09/01/2030(a)	250,000	194,235
Charlotte-Mecklenburg Hospital
Authority
4.00%, 01/15/2037	500,000	509,075
0.62%, 01/15/2038(b)	900,000	900,000
City of Houston TX Airport System
Revenue
5.00%, 07/01/2028	1,000,000	1,109,740
City of San Antonio TX Electric &
Gas Systems Revenue
5.00%, 02/01/2031	1,000,000	1,178,580
Development Authority of Burke
County
1.50%, 01/01/2040(b)	175,000	170,665
1.70%, 12/01/2049(b)	650,000	629,597
E-470 Public Highway Authority
0.00%, 09/01/2024(a)	1,000,000	949,570

Security Description	Principal Amount	Value
Revenue Bonds (continued)
Illinois Finance Authority
5.00%, 08/15/2035	$210,000	$238,287
0.60%, 08/15/2049(b)	1,000,000	1,000,000
Illinois State Toll Highway
Authority
5.00%, 01/01/2029	1,000,000	1,148,530
Kentucky Public Energy Authority
4.00%, 12/01/2049(b)	110,000	113,010
Massachusetts Housing Finance
Agency
4.15%, 12/01/2037(c)	250,000	255,158
Metropolitan Washington
Airports Authority Aviation
Revenue
5.00%, 10/01/2028(c)	500,000	557,110
New Jersey Transportation Trust
Fund Authority
0.00%, 12/15/2031(a)	1,375,000	998,553
New York State Dormitory
Authority
5.00%, 03/15/2031	1,000,000	1,186,269
North Dakota Housing Finance
Agency
4.25%, 01/01/2049	500,000	514,305
3.00%, 01/01/2052	1,000,000	991,490
Ohio Air Quality Development
Authority
4.25%, 11/01/2039(b)	500,000	520,735
Ohio Housing Finance Agency
5.00%, 03/01/2052(c)	1,000,000	1,076,880
Port Authority of New York &
New Jersey
5.00%, 11/01/2030	1,100,000	1,224,905
Railsplitter Tobacco Settlement
Authority
5.00%, 06/01/2026	65,000	70,328
Salt Verde Financial Corp.
5.00%, 12/01/2032	675,000	754,198
South Dakota Housing
Development Authority
5.00%, 05/01/2053(c)	1,000,000	1,075,890
State of Ohio
5.00%, 01/01/2028	1,000,000	1,127,320
Tennessee Housing Development
Agency
5.00%, 01/01/2053(c)	1,000,000	1,074,960
Texas Municipal Gas Acquisition and Supply Corp. I
6.25%, 12/15/2026	50,000	53,844
Virginia College Building Authority
5.00%, 02/01/2026	1,000,000	1,101,049
Total Revenue Bonds		20,724,283

TOTAL MUNICIPAL BONDS
(Cost $26,895,099)		27,518,173

4 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	May 31, 2022 (Unaudited)

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (17.13%)
Money Market Fund
State Street Institutional US
Government Money Market Fund	0.75%	4,626,811	$4,626,811

TOTAL SHORT TERM INVESTMENTS
(Cost $4,626,811)			4,626,811

TOTAL INVESTMENTS (118.98%)
(Cost $31,521,910)			$32,144,984
LIABILITIES IN EXCESS OF OTHER ASSETS (-18.98%)			(5,127,360)
NET ASSETS - 100.00%			$27,017,624

(a)	Zero coupon bond.

(b)	Floating or variable rate security. Interest rate resets periodically on specific dates. The rate shown represents the coupon or interest rate as of May 31, 2022. Security description includes the reference rate and spread if published and available.
(c)	Represents a security purchased on a when-issued basis.

See Notes to Financial Statements.

5 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Statement of Assets and Liabilities	May 31, 2022 (Unaudited)

ASSETS:
Investments, at value	$32,144,984
Receivable for investments sold	578,597
Interest receivable	194,706
Total Assets	32,918,287

LIABILITIES:
Payable for investments purchased	5,896,794
Payable to adviser	3,869
Total Liabilities	5,900,663
NET ASSETS	$27,017,624

NET ASSETS CONSIST OF:
Paid-in capital	$26,368,582
Total distributable earnings	649,042
NET ASSETS	$27,017,624

INVESTMENTS, AT COST	$31,521,910

PRICING OF SHARES
Net Assets	$27,017,624
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,050,002
Net Asset Value, offering and redemption price per share	$25.73

See Notes to Financial Statements.

6 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Statement of Operations	For the Period Ended May 31, 2022 (Unaudited)(a)

INVESTMENT INCOME:
Interest	$14,842
Total Investment Income	14,842

EXPENSES:
Investment adviser fees	3,869
Net Expenses	3,869
NET INVESTMENT INCOME	10,973

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	14,995
Net change in unrealized appreciation on investments	623,074
Total net change in unrealized appreciation	623,074
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	638,069
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$649,042

(a)	The ALPS Intermediate Municipal Bond ETF commenced operations on May 19, 2022.

See Notes to Financial Statements.

7 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Statement of Changes in Net Assets

For the Period May 19, 2022 (Commencement of Operations) to May 31, 2022 (Unaudited)
OPERATIONS:
Net investment income	$10,973
Net realized gain	14,995
Net change in unrealized appreciation	623,074
Net increase in net assets resulting from operations	649,042

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	26,368,582
Net increase from capital share transactions	26,368,582
Net increase in net assets	27,017,624

NET ASSETS:
Beginning of period	–
End of period	$27,017,624

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	1,050,002
Shares outstanding, end of period	1,050,002

See Notes to Financial Statements.

8 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Period May 19, 2022 (Commencement of Operations) to May 31, 2022 (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain	0.72
Total from investment operations	0.73

NET INCREASE IN NET ASSET VALUE	0.73
NET ASSET VALUE, END OF PERIOD	$25.73
TOTAL RETURN(b)	2.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$27,018

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.50	%(c)
Ratio of net investment income to average net assets	1.41	%(c)
Portfolio turnover rate(d)	13%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

9 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2022, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Intermediate Municipal Bond ETF (the “Fund”). The investment objective of the Fund is to protect investor’s capital and generate attractive risk-adjusted returns. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The market price for debt securities is generally the evaluated price supplied by an independent third-party pricing service approved by the Board, which references a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

10 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For municipal bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments as of May 31, 2022:

ALPS Intermediate Municipal Bond ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds*	$–	$27,518,173	$–	$27,518,173
Short Term Investments	4,626,811	–	–	4,626,811
Total	$4,626,811	$27,518,173	$–	$32,144,984

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the period ended May 31, 2022.

11 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification basis in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2022.

As of May 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Intermediate Municipal Bond ETF
Gross appreciation (excess of value over tax cost)	$623,074
Gross depreciation (excess of tax cost over value)	–
Net unrealized appreciation (depreciation)	$623,074
Cost of investments for income tax purposes	$31,521,910

Certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2022.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended May 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

12 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

Brown Brothers Harriman & Co. (the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser's advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Givernance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the period starting with the commencement of operations and ending May 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Intermediate Municipal Bond ETF	$8,663,897	$3,569,545

For the period starting with the commencement of operations and ending May 31, 2022, there were no in-kind transactions or realized gain/(losses) on in-kind transactions.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

13 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

7. SUBSEQUENT EVENTS

On June 21, 2022, upon the recommendation of the Fund’s Audit Committee, the Board of Trustees of the Fund approved the engagement of BBD, LLP as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2022.

14 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Additional Information	May 31, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

15 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Board Considerations Regarding Approval of Investment Advisory Agreements	May 31, 2022 (Unaudited)

On September 13, 2021, the Board of Trustees of the Trust (the "Board" or the "Trustees") met via video conference to discuss, among other things, the approval of the Investment Advisory Agreement between ALPS ETF Trust (the “Trust”), with respect to the ALPS Intermediate Municipal Bond ETF (the “New Fund”) and ALPS Advisors, Inc. (the "Adviser" or “AAI”) and the Sub-Advisory Agreement among the Trust, with respect to the New Fund, Brown Brothers Harriman & Co. (“BBH”), and AAI, in accordance with Section 15(c) of the 1940 Act. On February 16, 2022, the Trustees met via video conference to discuss, among other things, the approval of certain revisions to the Sub-Advisory Agreement for the New Fund. In approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the New Fund:

In evaluating the New Fund’s Advisory Agreement, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Adviser to New Fund under the New Fund’s Advisory Agreement; (ii) the advisory fees and other expenses proposed to be paid by New Fund compared to those of similar funds managed by other investment advisers; (iii) the expected costs of the services to be provided to New Fund and the projected profitability to be realized by the Adviser and its affiliates from the Adviser’s relationship with New Fund; (iv) the extent to which economies of scale would be realized if and as New Fund’s assets increase and whether the fee level in the New Fund’s Advisory Agreement reflects these economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the New Fund’s Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services proposed to be provided under the New Fund’s Advisory Agreement, the proposed investment strategy, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of New Fund, the anticipated financial support of New Fund, and the nature and quality of services provided to other ETFs, open-end and closed-end funds sponsored by the Adviser. Based upon their review, the Board, including the Independent Trustees, concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to New Fund are expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Adviser, the Board, including the Independent Trustees, considered the resources involved in managing New Fund as well as the fact that the Adviser agreed to pay all of New Fund’s expenses (except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of New Fund’s business) out of the unitary advisory fee. Based on their review, the Board, including the Independent Trustees, concluded that the expected profitability of New Fund to the Adviser was not unreasonable.

The Board, including the Independent Trustees, also reviewed comparative fee and expense data provided by FUSE regarding New Fund. The Trustees noted the proposed advisory fee for services to be provided to New Fund by the Adviser was 0.50% of New Fund’s average daily net assets. The Trustees also considered that the advisory fee with respect to New Fund was a unitary one and that, as set forth above, the Adviser had agreed to pay all of New Fund’s expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of New Fund’s business) out of the unitary fee. The Board, including the Independent Trustees, considered that, taking into account the impact of New Fund’s unitary advisory fee, New Fund’s expense ratio was above the median of both of its FUSE gross advisory fees peer group and total net expenses peer group. The Board took into account, among other things, the Adviser’s representations that (i) most funds in the FUSE peer group are relatively new, with only three of the seven funds in the peer group displaying track records longer than one year, and (ii) BBH’s strategy has strong long-term performance. Based on the foregoing and the other information available to them, the Board, including the Independent Trustees, concluded that the advisory fees for New Fund were reasonable under the circumstances and in light of the quality of services to be provided.

The Board, including the Independent Trustees, also considered other benefits that may be realized by the Adviser from its relationship with New Fund and concluded that the advisory fees were reasonable taking into account such benefits.

The Board, including the Independent Trustees, considered the extent to which economies of scale would be realized as New Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of New Fund investors. Because New Fund is newly organized, the Trustees reviewed New Fund’s proposed unitary advisory fee and anticipated expenses and determined to review economies of scale in the future when New Fund had attracted assets.

In voting to approve the New Fund’s Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the New Fund Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

16 | May 31, 2022

ALPS Intermediate Municipal Bond ETF

Board Considerations Regarding Approval of Investment Advisory Agreements	May 31, 2022 (Unaudited)

BBH Sub-Advisory Agreement

In evaluating the New Fund’s Sub-Advisory Agreement, the Board, including the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services expected to be provided by BBH with respect to New Fund under the New Fund’s Sub-Advisory Agreement; (ii) the advisory fees and other expenses proposed to be paid by New Fund compared to those of similar funds managed by other investment advisers; (iii) the projected profitability to BBH of its proposed sub-advisory relationship with New Fund and the reasonableness of compensation to BBH (iv) the extent to which economies of scale would be realized if, and as, New Fund’s assets increase, and whether the fee level in the New Fund’s Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by BBH under the New Fund’s Sub-Advisory Agreement, the Board, including the Independent Trustees considered and reviewed information concerning the services to be provided under the New Fund’s Sub-Advisory Agreement, the proposed investment strategy, financial information regarding BBH, information describing BBH’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of New Fund. Based upon their review, the Board, including the Independent Trustees concluded that BBH was qualified to oversee the portfolio management of New Fund. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to BBH is 0.25% of New Fund’s average daily net assets out of a total management fee of 0.50% with respect to New Fund. Based on the consideration of all factors deemed relevant by them, the Board, including the Independent Trustees concluded that the sub-advisory fees to be received by BBH under the New Fund’s Sub-Advisory Agreement are reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services provided and profits realized by BBH, the Board, including the Independent Trustees considered the resources involved in managing New Fund. Based on their review of the projected profitability of New Fund to BBH, the Board, including the Independent Trustees, concluded that the projected profitability of New Fund to BBH was not unreasonable.

The Board, including the Independent Trustees also considered other benefits that have been and may be realized by BBH from its relationships with New Fund and concluded that the sub-advisory fees with respect to New Fund were reasonable taking into account such benefits.

In voting to approve the New Fund’s Sub-Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the New Fund’s Sub-Advisory Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

17 | May 31, 2022

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Semi-Annual Report

May 31, 2022

ALPS Clean Energy ETF (NYSE Arca: ACES)

ALPS Disruptive Technologies ETF (NYSE Arca: DTEC)

ALPS Global Travel Beneficiaries ETF (NYSE Arca: JRNY)

ALPS Medical Breakthroughs ETF (NYSE Arca: SBIO)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
ALPS Clean Energy ETF	1
ALPS Disruptive Technologies ETF	4
ALPS Global Travel Beneficiaries ETF	7
ALPS Medical Breakthroughs ETF	10
Disclosure of Fund Expenses	13
Financial Statements
Schedule of Investments
ALPS Clean Energy ETF	14
ALPS Disruptive Technologies ETF	16
ALPS Global Travel Beneficiaries ETF	18
ALPS Medical Breakthroughs ETF	20
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets
ALPS Clean Energy ETF	24
ALPS Disruptive Technologies ETF	25
ALPS Global Travel Beneficiaries ETF	26
ALPS Medical Breakthroughs ETF	27
Financial Highlights	28
Notes to Financial Statements	32
Additional Information	40
Liquidity Risk Management Program	44

alpsfunds.com

ALPS Clean Energy ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

The ALPS Clean Energy ETF (the “Fund” or “ACES”) seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the CIBC Atlas Clean Energy Total Return Index (ticker symbol NACEX) (the “Underlying Index”). The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company, which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company (the “Index Provider”), which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services that enable the evolution of a more sustainable energy sector. Clean energy business segments include, but are not limited to, the following activities: (i) renewable energy sources, including solar power, wind power, hydroelectricity, geothermal energy, biomass, biofuels, and tidal/wave energy, (ii) clean technologies, including electric vehicles, energy storage, lithium, fuel cell, smart grid, and energy efficiency technologies and (iii) other emerging clean energy activities and technologies. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. or Canadian companies. In order to be eligible for inclusion in the Underlying Index, a company’s stock must be traded on one or more major U.S. or Canadian securities exchanges, be based in the U.S. or in Canada, have a minimum float-adjusted market capitalization and minimum average daily trading value thresholds established by the index rulebook of at least $300 million, and have a minimum median average daily trading liquidity of greater than $3 million over the last 60 trading days prior to the selection date, and the company must derive a majority of its value from clean energy business segments (as defined above). Such eligible companies shall be defined as the “Index Universe.” All equity securities meeting the above criteria are selected for inclusion in the Index Universe. The Underlying Index is reconstituted and rebalanced quarterly on the third Friday in March, June, September and December.

Fund Performance (as of May 31, 2022)

	6 Months	1 Year	3 Year	Since Inception^
ALPS Clean Energy ETF - NAV	-27.87%	-22.57%	26.84%	22.59%
ALPS Clean Energy ETF - Market Price*	-27.94%	-22.63%	26.87%	22.55%
S&P 1000® Total Return Index	-6.73%	-7.20%	13.27%	7.79%
CIBC Atlas Clean Energy Total Return Index	-27.81%	-22.41%	27.28%	23.26%

Total Expense Ratio (per the current prospectus) is 0.55%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 28, 2018, with the first day of trading on the exchange of June 29, 2018.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

CIBC Atlas Clean Energy Total Return Index is an adjusted market cap weighted index designed to provide exposure to a diverse set of U.S. or Canadian based companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services which enable the evolution of a more sustainable energy sector. Clean energy business segments include but are not limited to: solar, wind, hydro, geothermal, electric vehicles, LED, biomass, smart grid, energy efficiency and storage. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 1000® Total Return Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

1 | May 31, 2022

ALPS Clean Energy ETF

Performance Overview	May 31, 2022 (Unaudited)

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Clean Energy ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Clean Energy ETF.

2 | May 31, 2022

ALPS Clean Energy ETF

Performance Overview	May 31, 2022 (Unaudited)

Top Ten Holdings* (as of May 31, 2022)

Enphase Energy, Inc.	6.10%
Sunrun, Inc.	5.16%
First Solar, Inc.	5.08%
Livent Corp.	4.98%
Brookfield Renewable Partners LP	4.97%
Northland Power, Inc.	4.90%
Tesla, Inc.	4.68%
NextEra Energy Partners LP	4.63%
Lucid Group, Inc.	4.62%
Plug Power, Inc.	4.15%
Total % of Top 10 Holdings	49.26%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

 Future holdings are subject to change.

Clean Energy Segment Allocation* (as of May 31, 2022)

Growth of $10,000 (as of May 31, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | May 31, 2022

ALPS Disruptive Technologies ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

ALPS Disruptive Technologies ETF (the “Fund” or “DTEC”) seeks investment results that correspond (before fees and expenses) generally to the performance of the Indxx Disruptive Technologies Net Total Return Index (ticker symbol IDTEC) (the “Underlying Index”). The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by Indxx, LLC (the “Index Provider”), which is designed to identify the companies using disruptive technologies in each of ten thematic areas: Healthcare Innovation, Internet of Things, Clean Energy and Smart Grid, Cloud Computing, Data and Analytics, FinTech, Robotics and Artificial Intelligence, Cybersecurity, 3D Printing, and Mobile Payments (each a “Theme” and together, the “Themes”). Companies using disruptive technologies are those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have a six month minimum average daily trading volume of $2 million, and the company must derive a minimum of 50% of its revenue from a single Theme. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly.

Fund Performance (as of May 31, 2022)

	6 Months	1 Year	3 Year	Since Inception^
ALPS Disruptive Technologies ETF - NAV	-24.11%	-20.77%	9.14%	9.20%
ALPS Disruptive Technologies ETF - Market Price*	-24.19%	-20.79%	9.14%	9.20%
Indxx Disruptive Technologies Net Total Return Index	-23.91%	-20.48%	9.52%	9.51%
Morningstar® Global Markets Net Return Index	-9.38%	-7.56%	11.31%	7.11%

Total Expense Ratio (per the current prospectus) is 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www. alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on December 28, 2017, with the first day of trading on the exchange of December 29, 2017.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Indxx Disruptive Technologies Net Total Return Index (Ticker: IDTEC) is based around companies that enter traditional markets with new digital forms of production and distribution, are likely to disrupt an existing market and value network, displace established market leading firms, products and alliances and increasingly gain market share. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The Morningstar® Global Markets Net Return Index, measures the performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

One cannot invest directly in an index. Index performance does not reflect fund performance.

4 | May 31, 2022

ALPS Disruptive Technologies ETF

Performance Overview	May 31, 2022 (Unaudited)

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Disruptive Technologies ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Disruptive Technologies ETF.

5 | May 31, 2022

ALPS Disruptive Technologies ETF

Performance Overview	May 31, 2022 (Unaudited)

Top Ten Holdings* (as of May 31, 2022)

Black Knight, Inc.	1.32%
Pagseguro Digital, Ltd., Class A	1.31%
AeroVironment, Inc.	1.31%
Kaspi.KZ JSC, GDR	1.30%
Fidelity National Information Services, Inc.	1.28%
VMware, Inc., Class A	1.24%
Mastercard, Inc., Class A	1.21%
PTC, Inc.	1.21%
Itron, Inc.	1.21%
FleetCor Technologies, Inc.	1.19%
Total % of Top 10 Holdings	12.58%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Thematic Allocation* (as of May 31, 2022)

Growth of $10,000 (as of May 31, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | May 31, 2022

ALPS Global Travel Beneficiaries ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

ALPS Global Travel Beneficiaries ETF (the "Fund" or "JRNY") seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Global Travel Index (ticker symbol TRAVEL) (the “Underlying Index”).

The Underlying Index uses a rules-based methodology developed by S-Network Global Indexes Inc. (the "Index Provider"), which is designed to identify exchange-traded stocks of companies that are materially engaged in the global travel industry, including four segments: Airlines & Airport Services; Hotels, Casinos, Cruise Lines; Booking & Rental Agencies; and Ancillary Beneficiaries. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index's Index Universe, a company's stock must be traded on one or more major global securities exchanges and is principally engaged in or derives significant revenue from each of the segments. In addition, a company's stock must have a minimum market capitalization of at least $100 million, a three-month minimum average daily trading volume of $1 million, and a minimum free float factor of 18%. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects and weights twenty stocks in each segment, subject to a minimum of one constituent per geographic region (U.S. & Canada, Europe, Pacific (ex-Canada), and Emerging) and a 65% maximum weight per geographic region. The Underlying Index is rebalanced and reconstituted quarterly on the third Friday of the last month in each calendar quarter.

Fund Performance (as of May 31, 2022)

	6 Months	Since Inception^
ALPS Global Travel Beneficiaries ETF - NAV	-8.65%	-13.53%
ALPS Global Travel Beneficiaries ETF - Market Price*	-8.39%	-13.17%
S-Network Global Travel Net Total Return Index	-8.36%	-13.20%
Morningstar® Global Markets Net Return Index	-9.38%	-11.45%

Total Expense Ratio (per the current prospectus) is 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www. alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on September 8, 2021, with the first day of trading on the exchange of September 9, 2021.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

The S-Network Global Travel Net Total Return Index (Ticker: TRAVEL) is an Index of stocks listed on global recognized stock exchanges that are materially engaged in segments of the global travel industry, including Airlines & Airport Services; Hotels, Casinos, and Cruise Lines; Booking & Rental Agencies; and ancillary beneficiaries of global travel. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The Morningstar® Global Markets Net Return Index, measures the performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

One cannot invest directly in an index. Index performance does not reflect fund performance.

7 | May 31, 2022

ALPS Global Travel Beneficiaries ETF

Performance Overview	May 31, 2022 (Unaudited)

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Global Travel Beneficiaries ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Global Travel Beneficiaries ETF.

8 | May 31, 2022

ALPS Global Travel Beneficiaries ETF

Performance Overview	May 31, 2022 (Unaudited)

Top Ten Holdings* (as of May 31, 2022)

Booking Holdings, Inc.	5.11%
Marriott International, Inc., Class A	4.90%
American Express Co.	4.62%
LVMH Moet Hennessy Louis Vuitton SE	4.61%
Hilton Worldwide Holdings, Inc.	4.58%
Cintas Corp.	4.38%
The Estee Lauder Company, Inc., Class A	4.31%
Walt Disney Co.	3.84%
Airbnb, Inc., Class A	3.70%
Shiseido Co., Ltd.	2.92%
Total % of Top 10 Holdings	42.97%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Sector Allocation* (as of May 31, 2022)

Growth of $10,000 (as of May 31, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | May 31, 2022

ALPS Medical Breakthroughs ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

ALPS Medical Breakthroughs ETF (the “Fund” or “SBIO”) seeks investment results that correspond (before fees and expenses) generally to the performance of the S-Network® Medical Breakthroughs Total Return Index (the “Underlying Index”). The Fund will normally invest at least 80% of its net assets in securities that comprise the Underlying Index (or depositary receipts based on such securities).

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is comprised of small- and mid-cap stocks of biotechnology companies that have one or more drugs in either Phase II or Phase III of the U.S. Food and Drug Administration ("FDA") clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely. Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital ("cash burn rates") for at least 24 months. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December.

Fund Performance (as of May 31, 2022)

	6 Months	1 Year	3 Year	5 Year	Since Inception^
ALPS Medical Breakthroughs ETF - NAV	-40.13%	-44.90%	-7.33%	1.93%	1.20%
ALPS Medical Breakthroughs ETF - Market Price*	-40.08%	-44.90%	-7.36%	1.93%	1.19%
S-Network Medical Breakthroughs Total Return Index	-40.01%	-44.74%	-7.07%	2.21%	1.52%
NASDAQ Biotechnology Total Return Index	-22.16%	-21.52%	6.46%	5.04%	2.63%

Total Expense Ratio (per the current prospectus) is 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.844.234.5852.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced investment operations on December 30, 2014.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

NASDAQ Biotechnology Total Return Index (Ticker: NBI) is a modified market capitalization-weighted index designed to measure the performance of all the NASDAQ stocks in the biotechnology sector. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S-Network Medical Breakthroughs Total Return Index (Ticker: PMBI) is designed to capture research and development opportunities in the biotechnology industry. PMBI consists of small-cap and mid-cap biotechnology stocks listed on U.S. stock exchanges that have one or more drugs in either Phase II or Phase III U.S. FDA clinical trials. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

Companies in the pharmaceuticals and biotechnology industry may be subject to extensive litigation based on product liability and similar claims. Legislation introduced or considered by certain governments on such industries or on the healthcare sector cannot be predicted.

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

10 | May 31, 2022

ALPS Medical Breakthroughs ETF

Performance Overview	May 31, 2022 (Unaudited)

The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Medical Breakthroughs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Medical Breakthroughs ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with S-Network Global Indexes, Inc.

11 | May 31, 2022

ALPS Medical Breakthroughs ETF

Performance Overview	May 31, 2022 (Unaudited)

Top Ten Holdings* (as of May 31, 2022)

Ionis Pharmaceuticals, Inc.	5.33%
Alkermes PLC	5.00%
Cerevel Therapeutics Holdings, Inc.	3.99%
Galapagos NV, Sponsored ADR	3.71%
Cytokinetics, Inc.	3.45%
Karuna Therapeutics, Inc.	3.21%
ACADIA Pharmaceuticals, Inc.	2.68%
Insmed, Inc.	2.31%
Amicus Therapeutics, Inc.	2.20%
PTC Therapeutics, Inc.	2.16%
Total % of Top 10 Holdings	34.04%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Sector Allocation* (as of May 31, 2022)

Growth of $10,000 (as of May 31, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | May 31, 2022

ALPS ETF Trust

Disclosure of Fund Expenses	May 31, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through May 31, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Ending Account Value 5/31/22	Expense Ratio(a)	Expenses Paid During Period 12/1/21 - 5/31/22(b)
ALPS Clean Energy ETF
Actual	$1,000.00	$721.30	0.55%	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19	0.55%	$2.77
ALPS Disruptive Technologies ETF
Actual	$1,000.00	$758.90	0.50%	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	0.50%	$2.52
ALPS Global Travel Beneficiaries ETF
Actual	$1,000.00	$913.50	0.65%	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
ALPS Medical Breakthroughs ETF
Actual	$1,000.00	$598.70	0.50%	$1.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	0.50%	$2.52

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

13 | May 31, 2022

ALPS Clean Energy ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (87.83%)
Consumer Discretionary (14.15%)
EVgo, Inc.(a)(b)	441,688	$4,231,371
Lucid Group, Inc.(a)(b)	1,520,241	30,678,463
Rivian Automotive, Inc.(a)	725,084	22,767,638
Tesla, Inc.(a)	40,996	31,085,627
Volta, Inc.(a)(b)	692,736	1,704,131
Workhorse Group, Inc.(a)(b)	869,959	2,688,173
XL Fleet Corp.(a)	737,978	892,953
Total Consumer Discretionary		94,048,356

Energy (5.84%)
Aemetis, Inc.(a)(b)	182,404	1,479,296
Archaea Energy, Inc., Class A(a)	345,443	6,888,134
Green Plains, Inc.(a)	334,427	10,895,632
Renewable Energy Group, Inc.(a)	318,977	19,556,479
Total Energy		38,819,541

Financials (3.11%)
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.(b)	543,797	20,702,352

Industrials (25.26%)
Ameresco, Inc., Class A(a)	195,664	11,489,390
American Superconductor
Corp.(a)	165,615	884,384
Array Technologies, Inc.(a)	900,399	9,976,421
Ballard Power Systems, Inc.(a)(b)	1,537,130	11,174,935
Blink Charging Co.(a)(b)	236,577	3,768,672
ChargePoint Holdings, Inc.(a)(b)	1,510,045	19,313,475
Fluence Energy, Inc.(a)(b)	230,968	2,263,486
Hyliion Holdings Corp.(a)(b)	804,220	2,919,319
Hyzon Motors, Inc.(a)(b)	486,623	2,364,988
Infrastructure and Energy
Alternatives, Inc.(a)(b)	181,902	1,478,863
Li-Cycle Holdings Corp.(a)(b)	734,991	5,990,177
Lightning eMotors, Inc.(a)	282,696	1,133,611
Lion Electric Co.(a)(b)	554,777	3,201,063
Microvast Holdings, Inc.(a)(b)	964,377	4,821,885
Plug Power, Inc.(a)(b)	1,491,223	27,557,801
Proterra, Inc.(a)(b)	1,322,313	8,528,919
Shoals Technologies Group,
Inc., Class A(a)	341,819	5,332,376
Stem, Inc.(a)(b)	965,951	8,345,817
Sunrun, Inc.(a)	1,311,168	34,247,708
TPI Composites, Inc.(a)	231,779	3,196,232
Total Industrials		167,989,522

Security Description	Shares	Value
Information Technology (14.87%)
Enphase Energy, Inc.(a)	217,502	$40,496,698
First Solar, Inc.(a)	478,263	33,770,151
Itron, Inc.(a)	289,319	14,931,754
SunPower Corp.(a)(b)	542,632	9,588,307
Total Information Technology		98,786,910

Materials (4.96%)
Livent Corp.(a)	1,040,348	33,072,662

Utilities (19.64%)
Boralex, Inc., Class A(b)	658,527	20,101,773
Clearway Energy, Inc., Class C	526,597	18,457,225
Innergex Renewable Energy, Inc.(b)	994,455	13,412,976
Northland Power, Inc.(b)	1,073,068	32,543,692
Ormat Technologies, Inc.	291,912	24,508,932
Sunnova Energy International, Inc.(a)(b)	600,147	12,002,940
TransAlta Renewables, Inc.(b)	690,830	9,470,682
Total Utilities		130,498,220

TOTAL COMMON STOCKS
(Cost $716,851,485)		583,917,563

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (11.90%)
Energy (2.31%)
Enviva, Inc.	197,201	15,359,986

Utilities (9.59%)
Brookfield Renewable Partners LP	927,600	32,994,207
NextEra Energy Partners LP	428,907	30,731,187
Total Utilities		63,725,394

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $71,255,956)		79,085,380

14 | May 31, 2022

ALPS Clean Energy ETF

Schedule of Investments	May 31, 2022 (Unaudited)

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (11.51%)
Money Market Fund (0.17%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $1,140,115)	0.75%	1,140,115	$1,140,115

Investments Purchased with Collateral from Securities Loaned (11.34%)
State Street Navigator
Securities Lending
Government Money Market
Portfolio, 0.80%
(Cost $75,385,575)		75,385,575	75,385,575
TOTAL SHORT TERM INVESTMENTS
(Cost $76,525,690)			76,525,690

TOTAL INVESTMENTS (111.24%)
(Cost $864,633,131)			$739,528,633
LIABILITIES IN EXCESS OF OTHER ASSETS (-11.24%)			(74,743,929)
NET ASSETS - 100.00%			$664,784,704

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $121,262,523.

See Notes to Financial Statements.

15 | May 31, 2022

ALPS Disruptive Technologies ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (98.85%)
Communication Services (0.61%)
Netflix, Inc.(a)	4,636	$915,332

Consumer Discretionary (4.03%)
ADT, Inc.	220,599	1,650,081
Garmin, Ltd.	14,872	1,570,781
iRobot Corp.(a)	28,085	1,336,565
Tesla, Inc.(a)	1,960	1,486,190
Total Consumer Discretionary		6,043,617

Financials (4.48%)
American Express Co.	9,759	1,647,514
Kaspi.KZ JSC, GDR(b)	36,837	1,941,310
Moody's Corp.	5,285	1,593,798
S&P Global, Inc.	4,340	1,516,743
Total Financials		6,699,365

Health Care (10.88%)
ABIOMED, Inc.(a)	5,432	1,432,418
Align Technology, Inc.(a)	3,829	1,063,084
Azenta, Inc.	20,414	1,564,529
Boston Scientific Corp.(a)	39,557	1,622,233
Cutera, Inc.(a)	38,104	1,714,298
Dexcom, Inc.(a)	4,060	1,209,636
DiaSorin SpA(c)	12,464	1,639,137
Insulet Corp.(a)	7,056	1,506,315
Intuitive Surgical, Inc.(a)	5,989	1,363,336
ResMed, Inc.	6,830	1,389,632
Smith & Nephew PLC,
Sponsored ADR	53,614	1,754,786
Total Health Care		16,259,404

Industrials (15.90%)
ABB, Ltd., Sponsored ADR	50,311	1,558,132
AeroVironment, Inc.(a)	21,343	1,962,702
Experian PLC	44,091	1,475,645
FANUC Corp.	9,789	1,604,823
Proto Labs, Inc.(a)	31,195	1,503,287
RELX PLC, Sponsored ADR(c)	60,186	1,723,727
Schneider Electric SE	10,749	1,489,067
Sensata Technologies Holding PLC	31,219	1,499,449
Siemens Gamesa Renewable
Energy SA(a)	81,840	1,577,952
Thomson Reuters Corp.	16,021	1,585,697
TransUnion	17,236	1,496,257
Verisk Analytics, Inc.	8,926	1,561,336
Vestas Wind Systems A/S	53,558	1,368,425
Wolters Kluwer NV	17,031	1,684,652

Security Description	Shares	Value
Industrials (continued)
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	1,073,800	$1,759,744
Total Industrials		23,850,895

Information Technology (60.81%)
Adobe, Inc.(a)	3,779	1,573,878
Adyen NV(a)(b)(d)	981	1,524,121
Alarm.com Holdings, Inc.(a)	25,129	1,588,907
Allegro MicroSystems, Inc.(a)	63,228	1,628,121
ams-OSRAM AG(a)	125,142	1,531,659
ANSYS, Inc.(a)	5,422	1,411,672
Autodesk, Inc.(a)	8,260	1,716,015
Avast PLC(b)	197,309	1,207,588
Black Knight, Inc.(a)	28,980	1,968,032
Block, Inc., Class A(a)	15,207	1,330,765
Cerence, Inc.(a)(c)	51,740	1,643,262
Check Point Software Technologies, Ltd.(a)	11,647	1,456,807
Cognex Corp.	25,133	1,216,940
Crowdstrike Holdings, Inc., Class A(a)	8,651	1,384,073
Dassault Systemes SE	36,281	1,526,233
Datadog, Inc., Class A(a)	11,859	1,131,230
Dynatrace, Inc.(a)	40,250	1,516,218
FARO Technologies, Inc.(a)	31,253	1,006,972
Fidelity National Information
Services, Inc.	18,373	1,919,978
First Solar, Inc.(a)	21,652	1,528,848
Fiserv, Inc.(a)	17,394	1,742,531
FleetCor Technologies, Inc.(a)	7,141	1,776,752
Fortinet, Inc.(a)	5,771	1,697,482
Global Payments, Inc.	13,004	1,704,044
GMO Payment Gateway, Inc.	17,200	1,426,931
Intuit, Inc.	3,670	1,521,068
Itron, Inc.(a)	35,009	1,806,814
Keyence Corp.	3,546	1,421,044
Mastercard, Inc., Class A	5,074	1,815,832
Materialise NV, ADR(a)(c)	85,381	1,249,124
Nemetschek SE	20,709	1,477,547
NortonLifeLock, Inc.	59,384	1,445,407
Okta, Inc.(a)	9,909	822,942
Omron Corp.	24,900	1,436,342
Pagseguro Digital, Ltd., Class A(a)	128,048	1,966,817
Palo Alto Networks, Inc.(a)	3,000	1,508,340
PayPal Holdings, Inc.(a)	16,814	1,432,721
PTC, Inc.(a)	15,537	1,810,527
Qorvo, Inc.(a)	13,210	1,476,218
Renishaw PLC	33,055	1,692,757

16 | May 31, 2022

ALPS Disruptive Technologies ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
Information Technology (continued)
Salesforce, Inc.(a)	8,280	$1,326,787
SAP SE, Sponsored ADR	15,243	1,521,861
ServiceNow, Inc.(a)	3,119	1,458,039
Silicon Laboratories, Inc.(a)	11,786	1,757,999
Skyworks Solutions, Inc.	12,517	1,362,726
Snowflake, Inc., Class A(a)	8,371	1,068,558
SolarEdge Technologies, Inc.(a)	5,241	1,429,692
Splunk, Inc.(a)	13,042	1,337,588
SS&C Technologies Holdings, Inc.	22,151	1,417,442
StoneCo, Ltd., Class A(a)	173,850	1,745,454
Stratasys, Ltd.(a)	69,373	1,383,298
Temenos AG	18,221	1,769,670
Trend Micro, Inc.	28,490	1,675,297
Visa, Inc., Class A	8,357	1,773,105
VMware, Inc., Class A	14,451	1,851,173
Workday, Inc., Class A(a)	7,238	1,131,299
Xero, Ltd.(a)	22,864	1,465,098
Xinyi Solar Holdings, Ltd.	872,000	1,553,492
Zoom Video Communications, Inc., Class A(a)	15,941	1,712,860
Zscaler, Inc.(a)	7,919	1,212,320
Total Information Technology		90,996,317

Real Estate (1.08%)
Equinix, Inc.	2,351	1,615,349

Utilities (1.06%)
China Longyuan Power Group
Corp., Ltd., Class H	737,000	1,583,472

TOTAL COMMON STOCKS
(Cost $169,687,987)		147,963,751

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (0.96%)
Utilities (0.96%)
Brookfield Renewable Partners LP	40,560	1,442,696

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $1,140,531)		1,442,696

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.74%)
Money Market Fund (0.13%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $188,012)	0.75%	188,012	$188,012

Investments Purchased with Collateral
from Securities Loaned (0.61%)
State Street Navigator
Securities Lending
Government Money Market
Portfolio, 0.80%
(Cost $919,800)		919,800	919,800
TOTAL SHORT TERM INVESTMENTS
(Cost $1,107,812)			1,107,812

TOTAL INVESTMENTS (100.55%)
(Cost $171,936,330)			$150,514,259
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.55%)			(825,690)
NET ASSETS - 100.00%			$149,688,569

(a)	Non-income producing security.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2022, the market value of those securities was $4,673,019 representing 3.12% of net assets.
(c)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $2,586,449.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,524,121, representing 1.02% of net assets.

See Notes to Financial Statements.

17 | May 31, 2022

ALPS Global Travel Beneficiaries ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.94%)
Communication Services (4.10%)
TripAdvisor, Inc.(a)	916	$22,753
Walt Disney Co.(a)	2,988	329,995
Total Communication Services		352,748

Consumer Discretionary (46.13%)
Airbnb, Inc., Class A(a)	2,631	318,009
Booking Holdings, Inc.(a)	196	439,739
Boyd Gaming Corp.	898	52,775
Caesars Entertainment, Inc.(a)	1,889	94,771
Choice Hotels International, Inc.	419	53,586
Cie Financiere Richemont SA, Class A	1,481	164,204
Dufry AG(a)	584	24,122
Expedia Group, Inc.(a)	1,281	165,672
Galaxy Entertainment Group, Ltd.	26,000	138,661
Hilton Grand Vacations, Inc.(a)	1,118	51,149
Hilton Worldwide Holdings, Inc.	2,797	393,985
Huazhu Group, Ltd., ADR	3,457	112,353
Intercontinental Hotels Group(a)	501	31,136
Las Vegas Sands Corp.(a)	2,702	95,813
LVMH Moet Hennessy Louis Vuitton SE	619	396,855
Marriott International, Inc., Class A	2,458	421,744
Marriott Vacations Worldwide Corp.	526	77,701
MGM Resorts International	3,234	113,093
Moncler SpA	667	32,008
Oriental Land Co., Ltd.	1,660	247,578
Penn National Gaming, Inc.(a)	2,028	64,815
Thule Group AB(b)(c)	605	20,245
Tongcheng Travel Holdings, Ltd.(a)(c)	14,000	26,868
Trainline PLC(a)(b)(c)	9,130	36,665
Trip.com Group, Ltd., ADR	6,372	140,566
TUI AG(a)	7,515	18,088
Vail Resorts, Inc.	459	115,764
WH Smith PLC(a)	1,196	24,023
Wyndham Hotels & Resorts, Inc.	1,211	97,037
Total Consumer Discretionary		3,969,025

Consumer Staples (10.69%)
L'Oreal SA	694	244,784

Security Description	Shares	Value
Consumer Staples (continued)
Pilgrim's Pride Corp.(a)	974	$32,454
Premium Brands Holdings Corp.	254	20,477
Shiseido Co., Ltd.	5,970	251,627
The Estee Lauder Company, Inc., Class A	1,457	371,025
Total Consumer Staples		920,367

Financials (4.62%)
American Express Co.	2,354	397,402

Industrials (29.43%)
Aena SME SA(a)(b)(c)	348	53,107
Air China, Ltd., Class H(a)	31,000	22,597
Airbus SE	1,586	185,214
Alaska Air Group, Inc.(a)	1,249	60,277
American Airlines Group, Inc.(a)	4,670	83,453
ANA Holdings, Inc.(a)	4,700	92,806
Auckland International Airport, Ltd.(a)	4,539	22,123
Avis Budget Group, Inc.(a)	274	52,137
CAE, Inc.(a)	2,952	73,727
China Airlines, Ltd.(a)	51,000	47,618
China Southern Airlines Co., Ltd., Class H(a)(d)	38,000	20,968
Cintas Corp.	947	377,219
Dassault Aviation SA	156	26,411
Delta Air Lines, Inc.(a)	5,445	227,002
Deutsche Lufthansa AG(a)	2,954	21,647
Elis SA	1,642	26,036
Eva Airways Corp.(a)	36,000	42,295
Flight Centre Travel Group, Ltd.(a)(d)	1,600	23,539
Grupo Aeroportuario del Pacifico SAB de CV, ADR	546	82,107
Grupo Aeroportuario del Sureste SAB de CV, ADR	140	30,421
Hertz Global Holdings, Inc.(a)	1,054	21,154
International Consolidated Airlines Group SA(a)(d)	12,865	20,692
Japan Airlines Co., Ltd.(a)	4,400	80,183
Korean Air Lines Co., Ltd.(a)	2,390	56,118
Localiza Rent a Car SA	4,834	58,506
Lyft, Inc., Class A(a)	1,567	27,705
Qantas Airways, Ltd.(a)	18,443	72,928
Ryanair Holdings PLC(a)	1,520	23,294
Sixt SE	159	21,422
Southwest Airlines Co.(a)	5,441	249,523
Uber Technologies, Inc.(a)	9,292	215,573

18 | May 31, 2022

ALPS Global Travel Beneficiaries ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
Industrials (continued)
United Airlines Holdings, Inc.(a)	2,416	$115,074
Total Industrials		2,532,876

Information Technology (1.73%)
Amadeus IT Holding SA, Class A(a)	1,744	108,292
Sabre Corp.(a)	2,384	17,904
TravelSky Technology, Ltd., Class H	14,000	22,765
Total Information Technology		148,961

Real Estate (3.24%)
Gaming and Leisure
Properties, Inc.	3,168	148,325
Host Hotels & Resorts, Inc.	6,538	130,695
Total Real Estate		279,020

TOTAL COMMON STOCKS
(Cost $9,712,091)		8,600,399

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.60%)
Money Market Fund (0.04%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $3,672)	0.75%	3,672	3,672

Investments Purchased with Collateral
from Securities Loaned (0.56%)
State Street Navigator
Securities Lending
Government Money Market
Portfolio, 0.80%
(Cost $48,416)		48,416	48,416
TOTAL SHORT TERM INVESTMENTS
(Cost $52,088)			52,088

TOTAL INVESTMENTS (100.54%)
(Cost $9,764,179)			$8,652,487
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.54%)			(46,553)
NET ASSETS - 100.00%			$8,605,934

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $110,017, representing 1.28% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2022, the market value of those securities was $136,885 representing 1.59% of net assets.
(d)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $44,491.

See Notes to Financial Statements.

19 | May 31, 2022

ALPS Medical Breakthroughs ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (100.00%)
Biotechnology (97.89%)
89bio, Inc.(a)(b)	19,820	$59,658
Aadi Bioscience, Inc.(a)(b)	20,219	325,728
ACADIA Pharmaceuticals, Inc.(a)	155,460	2,510,679
ADC Therapeutics SA(a)	74,264	507,966
Aeglea BioTherapeutics, Inc.(a)(b)	47,792	75,511
Affimed NV(a)	115,974	359,519
Agenus, Inc.(a)	248,943	415,735
Agios Pharmaceuticals, Inc.(a)	52,902	1,030,002
Akero Therapeutics, Inc.(a)(b)	33,896	292,861
Albireo Pharma, Inc.(a)	18,748	373,648
Aldeyra Therapeutics, Inc.(a)	56,241	173,785
Alector, Inc.(a)	79,369	703,209
Alkermes PLC(a)	157,174	4,691,644
Allakos, Inc.(a)	53,057	159,171
Allovir, Inc.(a)(b)	63,264	244,832
Alpine Immune Sciences, Inc.(a)(b)	28,284	263,041
Altimmune, Inc.(a)(b)	38,468	194,648
ALX Oncology Holdings, Inc.(a)(b)	39,343	301,761
Amicus Therapeutics, Inc.(a)(b)	271,084	2,065,660
AnaptysBio, Inc.(a)(b)	26,792	508,780
Anavex Life Sciences Corp.(a)(b)	73,741	671,781
Annexon, Inc.(a)(b)	37,484	117,700
Applied Molecular Transport, Inc.(a)(b)	37,426	123,880
Arbutus Biopharma Corp.(a)(b)	143,894	349,662
Arcturus Therapeutics
Holdings, Inc.(a)	25,527	507,477
Arcus Biosciences, Inc.(a)(b)	68,801	1,303,779
Arcutis Biotherapeutics, Inc.(a)	48,777	1,018,464
Atara Biotherapeutics, Inc.(a)	90,129	468,671
Atossa Therapeutics, Inc.(a)(b)	122,582	119,186
Autolus Therapeutics PLC,
ADR(a)(b)	88,007	241,139
AVEO Pharmaceuticals, Inc.(a)(b)	33,273	135,421
BELLUS Health, Inc.(a)	103,341	820,528
Beyondspring, Inc.(a)(b)	38,226	52,370
BioAtla, Inc.(a)	35,970	86,688
Bioxcel Therapeutics, Inc.(a)(b)	27,081	316,848
Cardiff Oncology, Inc.(a)(b)	41,928	56,603
Catalyst Pharmaceuticals, Inc.(a)	99,824	718,733
Cerevel Therapeutics Holdings, Inc.(a)(b)	143,286	3,744,063
Checkpoint Therapeutics, Inc.(a)(b)	81,098	115,159
ChemoCentryx, Inc.(a)	67,573	1,504,851
Chinook Therapeutics, Inc.(a)	71,905	777,292

Security Description	Shares	Value
Biotechnology (continued)
Clene, Inc.(a)(b)	60,323	$131,504
Cogent Biosciences, Inc.(a)	38,584	177,872
Coherus Biosciences, Inc.(a)(b)	74,812	549,120
Compass Pathways PLC, ADR(a)(b)	40,757	370,481
Crinetics Pharmaceuticals, Inc.(a)	45,980	770,165
Cytokinetics, Inc.(a)(b)	81,204	3,240,040
CytomX Therapeutics, Inc.(a)(b)	63,306	101,923
Day One Biopharmaceuticals, Inc.(a)(b)	59,972	373,026
eFFECTOR Therapeutics, Inc.(a)(b)	43,828	94,668
Emergent BioSolutions, Inc.(a)	48,890	1,611,414
Enanta Pharmaceuticals, Inc.(a)	19,879	793,768
FibroGen, Inc.(a)	90,033	885,925
Forma Therapeutics Holdings, Inc.(a)	45,954	261,478
Fortress Biotech, Inc.(a)(b)	96,454	83,085
Galapagos NV, Sponsored ADR(a)(b)	63,265	3,480,208
Geron Corp.(a)(b)	313,390	432,478
Gossamer Bio, Inc.(a)	74,040	521,982
Gritstone bio, Inc.(a)(b)	70,385	142,178
Imago Biosciences, Inc.(a)	32,462	524,586
Immunic, Inc.(a)(b)	27,012	167,474
Immunocore Holdings PLC, ADR(a)	41,661	1,181,089
ImmunoGen, Inc.(a)	213,491	781,377
Immunovant, Inc.(a)	112,677	477,750
Immutep, Ltd., ADR(a)(b)	83,927	249,263
Impel Pharmaceuticals, Inc.(a)(b)	22,298	153,633
Infinity Pharmaceuticals, Inc.(a)(b)	87,022	58,514
Inmune Bio, Inc.(a)(b)	17,301	119,377
Innate Pharma SA, ADR(a)	79,097	210,398
Insmed, Inc.(a)	115,112	2,166,408
Instil Bio, Inc.(a)(b)	125,008	750,673
Intercept Pharmaceuticals, Inc.(a)(b)	28,742	520,230
Ionis Pharmaceuticals, Inc.(a)	136,863	4,998,238
Iovance Biotherapeutics, Inc.(a)	152,150	1,027,013
IVERIC bio, Inc.(a)	111,966	1,168,925
Jounce Therapeutics, Inc.(a)	50,040	193,655
KalVista Pharmaceuticals, Inc.(a)	23,752	211,155
Karuna Therapeutics, Inc.(a)	28,855	3,010,154
Keros Therapeutics, Inc.(a)(b)	23,240	785,512
Kezar Life Sciences, Inc.(a)	47,574	240,249
Kodiak Sciences, Inc.(a)	50,281	364,034

20 | May 31, 2022

ALPS Medical Breakthroughs ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
Biotechnology (continued)
Kronos Bio, Inc.(a)(b)	54,801	$203,860
Krystal Biotech, Inc.(a)	24,410	1,437,261
LianBio, ADR(a)(b)	103,820	295,887
Ligand Pharmaceuticals, Inc.(a)	16,316	1,450,656
Longeveron, Inc.(a)	18,512	151,243
MacroGenics, Inc.(a)	59,362	205,986
Magenta Therapeutics, Inc.(a)(b)	56,924	66,032
MannKind Corp.(a)(b)	243,763	1,018,929
MEI Pharma, Inc.(a)	128,735	61,329
Merus NV(a)	42,091	781,209
MiMedx Group, Inc.(a)	108,770	425,291
Myovant Sciences, Ltd.(a)(b)	90,899	942,623
Organogenesis Holdings, Inc.(a)	124,656	699,320
Oyster Point Pharma, Inc.(a)	25,773	101,288
PDS Biotechnology Corp.(a)	27,520	107,878
Praxis Precision Medicines, Inc.(a)	44,029	365,441
Prometheus Biosciences, Inc.(a)	37,824	985,693
ProQR Therapeutics NV(a)	69,542	45,898
Protagonist Therapeutics, Inc.(a)	46,871	410,590
Prothena Corp. PLC(a)	45,193	1,230,605
PTC Therapeutics, Inc.(a)	69,085	2,029,026
Radius Health, Inc.(a)	45,872	290,370
RAPT Therapeutics, Inc.(a)	28,631	421,448
Recursion Pharmaceuticals, Inc.(a)	163,595	1,001,201
REGENXBIO, Inc.(a)	41,573	874,696
Replimune Group, Inc.(a)	45,705	664,094
Rigel Pharmaceuticals, Inc.(a)	166,206	300,833
Rocket Pharmaceuticals, Inc.(a)	62,442	739,938
SAB Biotherapeutics, Inc.(a)(b)	42,491	83,282
Sage Therapeutics, Inc.(a)	57,165	1,787,550
Scholar Rock Holding Corp.(a)(b)	34,172	171,543
Seres Therapeutics, Inc.(a)	89,084	276,160
SpringWorks Therapeutics, Inc.(a)	47,772	904,802
Stoke Therapeutics, Inc.(a)	36,161	437,910
Surface Oncology, Inc.(a)	45,468	84,116
Syndax Pharmaceuticals, Inc.(a)	53,251	878,642
Tonix Pharmaceuticals Holding Corp.(a)(b)	15,013	36,631
Travere Therapeutics, Inc.(a)	61,466	1,432,772
uniQure NV(a)	44,971	645,784
Valneva SE, ADR(a)(b)	50,769	1,244,348
Vanda Pharmaceuticals, Inc.(a)	54,116	531,960
Vaxart, Inc.(a)	121,792	443,323
Viking Therapeutics, Inc.(a)(b)	75,861	168,411
VistaGen Therapeutics, Inc.(a)	199,935	229,925
XBiotech, Inc.	29,419	161,805

Security Description	Shares	Value
Biotechnology (continued)
Xencor, Inc.(a)	57,480	$1,283,528
Xenon Pharmaceuticals, Inc.(a)	50,271	1,324,641
Y-mAbs Therapeutics, Inc.(a)(b)	42,317	526,423
Total Biotechnology		91,851,336

Health Care Providers & Services (2.11%)
OPKO Health, Inc.(a)(b)	659,406	1,978,218

TOTAL COMMON STOCKS
(Cost $175,640,320)		93,829,554

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (6.53%)
Money Market Fund (0.02%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $23,017)	0.75%	23,017	23,017

Investments Purchased with Collateral
from Securities Loaned (6.51%)
State Street Navigator
Securities Lending
Government Money Market
Portfolio, 0.80%
(Cost $6,107,385)		6,107,385	6,107,385
TOTAL SHORT TERM INVESTMENTS
(Cost $6,130,402)			6,130,402

TOTAL INVESTMENTS (106.53%)
(Cost $181,770,722)			$99,959,956
LIABILITIES IN EXCESS OF OTHER ASSETS (-6.53%)			(6,129,874)
NET ASSETS - 100.00%			$93,830,082

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $12,117,651.

See Notes to Financial Statements.

21 | May 31, 2022

ALPS ETF Trust

Statements of Assets and Liabilities	May 31, 2022 (Unaudited)

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Global Travel Beneficiaries ETF	ALPS Medical Breakthroughs ETF
ASSETS:
Investments, at value	$739,528,633	$150,514,259	$8,652,487	$99,959,956
Cash	–	–	–	9,543
Foreign Currency, at value (Cost $37,873, $1,207, $266 and $–)	37,873	1,207	266	–
Dividends receivable	912,546	155,078	6,027	9,591
Receivable for investments sold	16,059,076	–	–	–
Total Assets	756,538,128	150,670,544	8,658,780	99,979,090

LIABILITIES:
Payable to adviser	304,420	62,175	4,430	41,623
Payable for capital shares redeemed	16,063,429	–	–	–
Payable for collateral upon return of securities loaned	75,385,575	919,800	48,416	6,107,385
Total Liabilities	91,753,424	981,975	52,846	6,149,008
NET ASSETS	$664,784,704	$149,688,569	$8,605,934	$93,830,082

NET ASSETS CONSIST OF:
Paid-in capital	$865,960,823	$163,321,583	$9,626,175	$269,175,409
Total distributable earnings	(201,176,119)	(13,633,014)	(1,020,241)	(175,345,327)
NET ASSETS	$664,784,704	$149,688,569	$8,605,934	$93,830,082

INVESTMENTS, AT COST	$864,633,131	$171,936,330	$9,764,179	$181,770,722

PRICING OF SHARES
Net Assets	$664,784,704	$149,688,569	$8,605,934	$93,830,082
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	12,500,002	4,100,002	400,002	3,650,000
Net Asset Value, offering and redemption price per share	$53.18	$36.51	$21.51	$25.71

See Notes to Financial Statements.

22 | May 31, 2022

ALPS ETF Trust

Statements of Operations	For the Six Months Ended May 31, 2022 (Unaudited)

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Global Travel Beneficiaries ETF	ALPS Medical Breakthroughs ETF
INVESTMENT INCOME:
Dividends*	$4,045,746	$612,510	$26,307	$28
Securities Lending Income	1,823,858	6,876	135	81,784
Total Investment Income	5,869,604	619,386	26,442	81,812

EXPENSES:
Investment adviser fees	2,096,670	479,009	24,559	350,433
Total Expenses	2,096,670	479,009	24,559	350,433
NET INVESTMENT INCOME/(LOSS)	3,772,934	140,377	1,883	(268,621)

REALIZED AND UNREALIZED GAIN/LOSS
Net realized gain/(loss) on investments(a)	(28,136,858)	12,517,207	109,180	(14,664,545)
Net realized gain/(loss) on foreign currency transactions	(52,109)	12,075	(164)	–
Total net realized gain/(loss)	(28,188,967)	12,529,282	109,016	(14,664,545)
Net change in unrealized depreciation on investments	(257,690,863)	(66,614,674)	(736,503)	(55,114,354)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	4,073	(1,425)	(28)	–
Total net change in unrealized depreciation	(257,686,790)	(66,616,099)	(736,531)	(55,114,354)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(285,875,757)	(54,086,817)	(627,515)	(69,778,899)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(282,102,823)	$(53,946,440)	$(625,632)	$(70,047,520)
*Net of foreign tax withholding.	$225,738	$44,131	$1,488	$–

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

23 | May 31, 2022

ALPS Clean Energy ETF

Statement of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$3,772,934	$2,492,485
Net realized gain/(loss)	(28,188,967)	85,403,452
Net change in unrealized depreciation	(257,686,790)	(103,058,310)
Net decrease in net assets resulting from operations	(282,102,823)	(15,162,373)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,427,333)	(2,023,844)
From tax return of capital	–	(3,160,255)
Total distributions	(2,427,333)	(5,184,099)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	86,093,355	667,197,824
Cost of shares redeemed	(151,545,454)	(241,541,495)
Net increase/(decrease) from capital share transactions	(65,452,099)	425,656,329
Net increase/(decrease) in net assets	(349,982,255)	405,309,857

NET ASSETS:
Beginning of period	1,014,766,959	609,457,102
End of period	$664,784,704	$1,014,766,959

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	13,725,002	8,700,002
Shares sold	1,475,000	8,400,000
Shares redeemed	(2,700,000)	(3,375,000)
Shares outstanding, end of period	12,500,002	13,725,002

See Notes to Financial Statements.

24 | May 31, 2022

ALPS Disruptive Technologies ETF

Statement of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$140,377	$676,422
Net realized gain	12,529,282	14,565,809
Net change in unrealized appreciation/(depreciation)	(66,616,099)	5,497,585
Net increase/(decrease) in net assets resulting from operations	(53,946,440)	20,739,816

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(621,903)	(633,863)
Total distributions	(621,903)	(633,863)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	14,781,794	100,271,458
Cost of shares redeemed	(48,070,483)	(33,290,851)
Net increase/(decrease) from capital share transactions	(33,288,689)	66,980,607
Net increase/(decrease) in net assets	(87,857,032)	87,086,560

NET ASSETS:
Beginning of period	237,545,601	150,459,041
End of period	$149,688,569	$237,545,601

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,925,002	3,500,002
Shares sold	325,000	2,125,000
Shares redeemed	(1,150,000)	(700,000)
Shares outstanding, end of period	4,100,002	4,925,002

See Notes to Financial Statements.

25 | May 31, 2022

ALPS Global Travel Beneficiaries ETF

Statement of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Period September 8, 2021 (Commencement of Operations) to November 30, 2021
OPERATIONS:
Net investment income	$1,883	$12,482
Net realized gain/(loss)	109,016	(19,713)
Net change in unrealized depreciation	(736,531)	(375,185)
Net decrease in net assets resulting from operations	(625,632)	(382,416)

DISTRIBUTIONS:
From distributable earnings	(12,194)	–
Total distributions	(12,194)	–
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	6,150,252	8,047,426
Cost of shares redeemed	(4,571,502)	–
Net increase from capital share transactions	1,578,750	8,047,426
Net increase in net assets	940,924	7,665,010

NET ASSETS:
Beginning of period	7,665,010	–
End of period	$8,605,934	$7,665,010

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	325,002	–
Shares sold	275,000	325,002
Shares redeemed	(200,000)	–
Shares outstanding, end of period	400,002	325,002

See Notes to Financial Statements.

26 | May 31, 2022

ALPS Medical Breakthroughs ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment loss	$(268,621)	$(852,170)
Net realized gain/(loss)	(14,664,545)	46,250,415
Net change in unrealized depreciation	(55,114,354)	(77,077,650)
Net decrease in net assets resulting from operations	(70,047,520)	(31,679,405)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	7,287,789	97,970,744
Cost of shares redeemed	(32,339,502)	(119,904,054)
Net decrease from capital share transactions	(25,051,713)	(21,933,310)
Net decrease in net assets	(95,099,233)	(53,612,715)

NET ASSETS:
Beginning of period	188,929,315	242,542,030
End of period	$93,830,082	$188,929,315

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,400,000	4,950,000
Shares sold	200,000	1,800,000
Shares redeemed	(950,000)	(2,350,000)
Shares outstanding, end of period	3,650,000	4,400,000

See Notes to Financial Statements.

27 | May 31, 2022

ALPS Clean Energy ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period June 28, 2018 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$73.94		$70.05		$32.23	$25.03	$24.95

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.28		0.20		0.25	0.32	0.09
Net realized and unrealized gain/(loss)	(20.86)		4.11		38.08	7.42	(0.01)
Total from investment operations	(20.58)		4.31		38.33	7.74	0.08

DISTRIBUTIONS:
From net investment income	(0.18)		(0.17)		(0.18)	(0.23)	–
Tax return of capital	–		(0.25)		(0.33)	(0.31)	–
Total distributions	(0.18)		(0.42)		(0.51)	(0.54)	–

Net increase/(decrease) in net asset value	(20.76)		3.89		37.82	7.20	0.08
NET ASSET VALUE, END OF PERIOD	$53.18		$73.94		$70.05	$32.23	$25.03
TOTAL RETURN(b)	(27.87)%		6.16%		120.45%	31.28%	0.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$664,785		$1,014,767		$609,457	$106,359	$16,271

Ratio of expenses to average net assets	0.55	%(c)	0.56	%(d)	0.65%	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	0.99	%(c)	0.26%		0.57%	1.10%	0.89	%(c)
Portfolio turnover rate(e)	29%		39%		34%	15%	9%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Effective January 1, 2021, the Fund's Advisory Fee changed from 0.65% to 0.55%.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

28 | May 31, 2022

ALPS Disruptive Technologies ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period December 28, 2017 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$48.23		$42.99	$31.88	$26.21	$25.08

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.03		0.15	0.25	0.14	0.13
Net realized and unrealized gain/(loss)	(11.63)		5.26	11.00	5.61	1.00	(b)
Total from investment operations	(11.60)		5.41	11.25	5.75	1.13

DISTRIBUTIONS:
From net investment income	(0.12)		(0.17)	(0.14)	(0.08)	–
Total distributions	(0.12)		(0.17)	(0.14)	(0.08)	–

Net increase/(decrease) in net asset value	(11.72)		5.24	11.11	5.67	1.13
NET ASSET VALUE, END OF PERIOD	$36.51		$48.23	$42.99	$31.88	$26.21
TOTAL RETURN(c)	(24.11)%		12.60%	35.42%	22.04%	4.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$149,689		$237,546	$150,459	$74,910	$48,483

Ratio of expenses to average net assets	0.50	%(d)	0.50%	0.50%	0.50%	0.50	%(d)
Ratio of net investment income to average net assets	0.15	%(d)	0.31%	0.72%	0.48%	0.53	%(d)
Portfolio turnover rate(e)	16%		26%	38%	42%	33%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the period ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

29 | May 31, 2022

ALPS Global Travel Beneficiaries ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Period September 8, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$23.58		$24.91

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.01		0.05
Net realized and unrealized loss	(2.05)		(1.38)
Total from investment operations	(2.04)		(1.33)

DISTRIBUTIONS:
From net investment income	(0.03)		–
Total distributions	(0.03)		–

Net (decrease) in net asset value	(2.07)		(1.33)
NET ASSET VALUE, END OF PERIOD	$21.51		$23.58
TOTAL RETURN(b)	(8.65)%		(5.34)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,606		$7,665

Ratio of expenses to average net assets	0.65	%(c)	0.65	%(c)
Ratio of net investment income to average net assets	0.05	%(c)	0.82	%(c)
Portfolio turnover rate(d)	25%		19%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

30 | May 31, 2022

ALPS Medical Breakthroughs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$42.94		$49.00	$39.51	$33.59	$31.70	$24.16

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.07)		(0.18)	(0.13)	0.03	(0.10)	0.18
Net realized and unrealized gain/(loss)	(17.16)		(5.88)	9.64	6.67	2.57 (b)	7.36
Total from investment operations	(17.23)		(6.06)	9.51	6.70	2.47	7.54

DISTRIBUTIONS:
From net investment income	–		–	(0.02)	(0.78)	(0.58)	–
Total distributions	–		–	(0.02)	(0.78)	(0.58)	–

Net increase/(decrease) in net asset value	(17.23)		(6.06)	9.49	5.92	1.89	7.54
NET ASSET VALUE, END OF PERIOD	$25.71		$42.94	$49.00	$39.51	$33.59	$31.70
TOTAL RETURN(c)	(40.13)%		(12.37)%	24.07%	20.99%	7.81%	31.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$93,830		$188,929	$242,542	$197,570	$221,694	$128,402

Ratio of expenses to average net
assets	0.50	%(d)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment
income/(loss) to average net
assets	(0.38	)%(d)	(0.36)%	(0.33)%	0.09%	(0.27)%	0.66%
Portfolio turnover rate(e)	45%		81%	68%	88%	48%	43%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

31 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

1.	ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2022, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF and the ALPS Medical Breakthroughs ETF (each a “Fund” and collectively, the “Funds”). ALPS Clean Energy ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF and ALPS Medical Breakthroughs ETF have elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Clean Energy ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the CIBC Atlas Clean Energy Total Return Index. The investment objective of the ALPS Disruptive Technologies ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the Indxx Disruptive Technologies Total Return Index. The investment objective of the ALPS Global Travel Beneficiaries ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Global Travel Index. The investment objective of the ALPS Medical Breakthroughs ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Medical Breakthroughs Total Return Index.

The shares of the ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, the ALPS Global Travel Beneficiaries ETF and the ALPS Medical Breakthroughs ETF (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. On October 1, 2021, ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF and ALPS Medical Breakthroughs ETF each reduced its Creation Unit size from 50,000 to 25,000 shares.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A.	Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

32 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

B.	Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

33 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of May 31, 2022:

ALPS Clean Energy ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$583,917,563	$–	$–	$583,917,563
Master Limited Partnerships*	79,085,380	–	–	79,085,380
Short Term Investments	76,525,690	–	–	76,525,690
Total	$739,528,633	$–	$–	$739,528,633

ALPS Disruptive Technologies ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$147,963,751	$–	$–	$147,963,751
Master Limited Partnerships*	1,442,696	–	–	1,442,696
Short Term Investments	1,107,812	–	–	1,107,812
Total	$150,514,259	$–	$–	$150,514,259

ALPS Global Travel Beneficiaries ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$8,600,399	$–	$–	$8,600,399
Short Term Investments	52,088	–	–	52,088
Total	$8,652,487	$–	$–	$8,652,487

ALPS Medical Breakthroughs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$93,829,554	$–	$–	$93,829,554
Short Term Investments	6,130,402	–	–	6,130,402
Total	$99,959,956	$–	$–	$99,959,956

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six months ended May 31, 2022.

C.	Foreign Investment Risk

The Funds may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

34 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Funds’ securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E.	Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F.	Dividends and Distributions to Shareholders

Dividends from net investment income for the ALPS Disruptive Technologies ETF, the ALPS Global Travel Beneficiaries ETF and the ALPS Medical Breakthroughs ETF, if any, are declared and paid annually or as the Board may determine from time to time. Dividends from net investment income for ALPS Clean Energy ETF, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G.	Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2022.

The tax character of the distributions paid during the fiscal year ended November 30, 2021 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
ALPS Clean Energy ETF	$2,023,844	$–	$3,160,255
ALPS Disruptive Technologies ETF	633,863	–	–
ALPS Global Travel Beneficiaries ETF	–	–	–
ALPS Medical Breakthroughs ETF	–	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Clean Energy ETF	$47,831,913	$–
ALPS Disruptive Technologies ETF	2,798,682	1,737,476
ALPS Global Travel Beneficiaries ETF	15,333	–
ALPS Medical Breakthroughs ETF	44,254,973	32,473,807

35 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

The ALPS Medical Breakthrough ETF elects to defer to the year ending November 30, 2022, late year ordinary losses in the amount of $774,798.

As of May 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Global Travel Beneficiaries ETF	ALPS Medical Breakthroughs ETF
Gross appreciation (excess of value over tax cost)	$74,025,004	$12,819,020	$144,730	$6,767,703
Gross depreciation (excess of tax cost over
value)	(202,349,695)	(35,029,279)	(1,266,467)	(89,209,649
Net unrealized appreciation (depreciation)	$(128,324,691)	$(22,210,259)	$(1,121,737)	$(82,441,946
Cost of investments for income tax purposes	$868,217,049	$172,742,806	$9,774,224	$182,401,902

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2022.

H.	Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2022, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

I.	Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Funds’ securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

36 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

The following is a summary of each Fund's securities lending agreement and related cash and non-cash collateral received as of May 31, 2022:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Clean Energy ETF	$121,262,523	$75,385,575	$52,333,546	$127,719,121
ALPS Disruptive Technologies ETF	2,586,449	919,800	1,883,770	2,803,570
ALPS Global Travel Beneficiaries ETF	44,491	48,416	–	48,416
ALPS Medical Breakthroughs ETF	12,117,651	6,107,385	6,757,341	12,864,726

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of May 31, 2022:

ALPS Clean Energy ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$75,385,575	$–	$–	$–	$75,385,575
Total Borrowings					75,385,575
Gross amount of recognized liabilities for securities lending (collateral received)					$75,385,575

ALPS Disruptive Technologies ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$919,800	$–	$–	$–	$919,800
Total Borrowings					919,800
Gross amount of recognized liabilities for securities lending (collateral received)					$919,800

ALPS Global Travel Beneficiaries ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$48,416	$–	$–	$–	$48,416
Total Borrowings					48,416
Gross amount of recognized liabilities for securities lending (collateral received)					$48,416

ALPS Medical Breakthroughs ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$6,107,385	$–	$–	$–	$6,107,385
Total Borrowings					6,107,385
Gross amount of recognized liabilities for securities lending (collateral received)					$6,107,385

3.	INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

37 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

Fund	Advisory Fee
ALPS Clean Energy ETF	0.55%
ALPS Disruptive Technologies ETF	0.50%
ALPS Global Travel Beneficiaries ETF	0.65%
ALPS Medical Breakthroughs ETF	0.50%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles. Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4.	PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$227,565,502	$226,716,621
ALPS Disruptive Technologies ETF	31,378,968	31,980,213
ALPS Global Travel Beneficiaries ETF	1,958,907	1,861,571
ALPS Medical Breakthroughs ETF	63,637,676	63,747,143

For the six months ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$86,099,314	$151,620,937
ALPS Disruptive Technologies ETF	14,720,020	48,006,103
ALPS Global Travel Beneficiaries ETF	5,986,686	4,512,152
ALPS Medical Breakthroughs ETF	7,288,883	32,332,607

For the six months ended May 31, 2022, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Clean Energy ETF	$42,583,011
ALPS Disruptive Technologies ETF	14,898,105
ALPS Global Travel Beneficiaries ETF	230,239
ALPS Medical Breakthroughs ETF	(5,725,325)

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

38 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

5.	CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.	MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

7.	SUBSEQUENT EVENTS

Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Funds. The report of Deloitte on the Funds' financial statements as of and for the fiscal years or periods ended November 30, 2021 and November 30, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Funds' fiscal year or period ended November 30, 2021 and November 30, 2020, and through March 31, 2022, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year or period. During the Funds' fiscal years or periods ended November 30, 2021 and November 30, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During each Fund's fiscal year or period ended November 30, 2021 and November 30, 2020, and during the subsequent interim period through March 31, 2022, neither the Funds, nor anyone on their behalf, consulted with Deloitte, on behalf of the Funds, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 21, 2022, upon the recommendation of the Funds' Audit Committee, the Board of Trustees of the Funds approved the engagement of BBD, LLP (“BBD”) as the independent registered public accounting firm for each Fund for the fiscal year ending November 30, 2022. The Board and its Audit Committee considered the engagement of BBD in connection with the resignation of the Funds' former independent registered accounting firm on March 31, 2022.

39 | May 31, 2022

ALPS ETF Trust

Additional Information	May 31, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Clean Energy ETF	76.58%	15.40%
ALPS Disruptive Technologies ETF	100.00%	100.00%
ALPS Global Travelers Beneficiaries ETF	77.73%	28.51%
ALPS Medical Breakthroughs ETF	0.00%	0.00%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

LICENSING AGREEMENT

ALPS Clean Energy ETF

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

40 | May 31, 2022

ALPS ETF Trust

Additional Information	May 31, 2022 (Unaudited)

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Disruptive Technologies ETF

“Indxx” is a service mark of Indxx, LLC (“Indxx” or the “Index Provider”) and has been licensed for use for certain purposes by ALPS Advisors, Inc. (the “Adviser”).

The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the ALPS Disruptive Technologies ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Disruptive Technologies ETF particularly. Indxx has no obligation to take the needs of ALPS Advisors, Inc. or the shareholders of ALPS Disruptive Technologies ETF into consideration in determining, composing, or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the ALPS Disruptive Technologies ETF shares to be issued or in the determination or calculation of the equation by which the ALPS Disruptive Technologies ETF is to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the ALPS Disruptive Technologies ETF.

INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE INDEX(ES), TRADING BASED ON THE INDEX(ES), OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE PRODUCTS, OR FOR ANY OTHER USE. INDXX EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, STATUTORY, OR IMPLIED, EXCEPT AS SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, INDXX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX(ES) OR ANY DATA INCLUDED THEREIN. INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

41 | May 31, 2022

ALPS ETF Trust

Additional Information	May 31, 2022 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Global Travel Beneficiaries ETF

S-Network and S-Network Global Travel Index are service marks of S-Network Global Indexes, Inc. ("S-Network") and have been licensed for use by the ALPS Advisors, Inc. (“ALPS”). The Fund is not issued, sponsored, endorsed, sold or promoted by S-Network or its affiliates. S-Network makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S-Network's only relationship to the Fund is the licensing of the service marks and the Index, which is determined, composed and calculated by S-Network without regard to ALPS or the Fund. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund issued by ALPS. S-Network has no obligation or liability in connection with the issuance, administration, marketing or trading of the Fund.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, UNLESS ARISING AS A RESULT OF S-NETWORK'S (i) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, (ii) BREACH OF ITS CONFIDENTIALITY OBLIGATIONS: OR (iii) INDEMNIFICATION OBLIGATIONS, S-NETWORK SHALL NOT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

ALPS Medical Breakthroughs ETF

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

42 | May 31, 2022

ALPS ETF Trust

Additional Information	May 31, 2022 (Unaudited)

Standard & Poor’s Custom Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

43 | May 31, 2022

ALPS ETF Trust

Liquidity Risk Management Program	May 31, 2022 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 7, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program for the period January 1, 2021 through December 31, 2021 (the “Period”). The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report also discussed notable events affecting liquidity over the Period, including extended market holidays and closures in certain countries. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

44 | May 31, 2022

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Semi-Annual Report

May 31, 2022

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

ALPS REIT Dividend Dogs ETF (NYSE ARCA: RDOG)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	10
Financial Statements
Schedule of Investments	11
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	23
Notes to Financial Statements	27
Additional Information	35
Liquidity Risk Management Program	37

alpsfunds.com

ALPS Sector Dividend Dogs ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

The ALPS Sector Dividend Dogs ETF (the “Fund” or “SDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Underlying Index”).

The Underlying Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® Total Return Index (“SPX”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S&P 500® Total Return Index which offer the highest dividend yields.

Performance (as of May 31, 2022)

	6 Months	1 Year	5 Year	Since Inception^
ALPS Sector Dividend Dogs ETF – NAV	13.00%	6.42%	9.78%	12.48%
ALPS Sector Dividend Dogs ETF – Market Price*	13.05%	6.38%	9.78%	12.48%
S-Network® Sector Dividend Dogs Total Return Index	13.30%	6.86%	10.26%	13.00%
S&P 500® Total Return Index	-8.85%	-0.30%	13.38%	14.05%

Total Expense Ratio (per the current prospectus) 0.40%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 29, 2012.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Sector Dividend Dogs Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S&P 500® Index. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

1 | May 31, 2022

ALPS Sector Dividend Dogs ETF

Performance Overview	May 31, 2022 (Unaudited)

Top 10 Holdings* (as of May 31, 2022)

Valero Energy Corp.	2.74%
Amcor PLC	2.33%
AT&T, Inc.	2.32%
Philip Morris International, Inc.	2.32%
Williams Cos., Inc.	2.25%
PPL Corp.	2.23%
Lumen Technologies, Inc.	2.22%
International Paper Co.	2.22%
Exxon Mobil Corp.	2.19%
Amgen, Inc.	2.18%
Total % of Top 10 Holdings	23.00%

*	% of Total Investments

Future holdings are subject to change.

Sector Allocation* (as of May 31, 2022)

Energy	11.24%
Materials	10.57%
Health Care	10.47%
Utilities	10.40%
Consumer Staples	10.27%
Communication Services	10.21%
Industrials	10.15%
Consumer Discretionary	9.38%
Information Technology	9.35%
Financials	7.87%
Money Market Fund	0.09%
Total	100.00%

Growth of $10,000 (as of May 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | May 31, 2022

ALPS International Sector Dividend Dogs ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

The ALPS International Sector Dividend Dogs ETF (the “Fund” or “IDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Net Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Developed Markets (ex NA) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S-Net Developed Markets which offer the highest dividend yields.

Performance (as of May 31, 2022)

	6 Months	1 Year	5 Year	Since Inception^
ALPS International Sector Dividend Dogs ETF – NAV	8.13%	1.38%	5.25%	5.41%
ALPS International Sector Dividend Dogs ETF – Market Price*	8.81%	1.81%	5.24%	5.44%
S-Network® International Sector Dividend Dogs Net Total Return Index	8.44%	2.43%	5.69%	5.84%
Morningstar® Developed Markets ex-North America Net Total Return Index	-7.72%	-11.33%	4.08%	5.31%

Total Expense Ratio (per the current prospectus) 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 28, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® International Sector Dividend Dogs Net Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of international large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S-Network International Developed Markets (ex-Americas) Index. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

Morningstar® Developed Markets ex-North America Net Total Return Index measures the performance of companies in developed markets ex-North America. It covers approximately 97% of the full market capitalization in the Developed Markets ex-North America.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS International Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

3 | May 31, 2022

ALPS International Sector Dividend Dogs ETF

Performance Overview	May 31, 2022 (Unaudited)

Top 10 Holdings* (as of May 31, 2022)

Repsol SA	2.42%
OMV AG	2.39%
Telefonica SA	2.38%
TotalEnergies SE	2.29%
Bayer AG	2.26%
BP PLC	2.22%
Imperial Brands PLC	2.16%
Telia Co. AB	2.15%
Naturgy Energy Group SA	2.13%
British American Tobacco PLC	2.10%
Total % of Top 10 Holdings	22.50%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Sector Allocation* (as of May 31, 2022)

Energy	11.57%
Communication Services	10.46%
Health Care	10.28%
Utilities	10.24%
Consumer Staples	10.20%
Information Technology	9.57%
Consumer Discretionary	9.50%
Financials	9.45%
Materials	9.36%
Industrials	9.08%
Money Market Fund	0.29%
Total	100.00%

Growth of $10,000 (as of May 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4 | May 31, 2022

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

The ALPS Emerging Sector Dividend Dogs ETF (the “Fund” or “EDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Net Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S-Network® Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Performance (as of May 31, 2022)

	6 Months	1 Year	5 Year	Since Inception^
ALPS Emerging Sector Dividend Dogs ETF – NAV	-4.15%	-6.16%	2.63%	2.42%
ALPS Emerging Sector Dividend Dogs ETF – Market Price*	-3.39%	-5.69%	2.73%	2.50%
S-Network® Emerging Sector Dividend Dogs Net Total Return Index	-3.77%	-6.28%	3.38%	3.26%
Morningstar® Emerging Markets Net Total Return Index	-8.54%	-17.42%	4.66%	4.39%

Total Expense Ratio (per the current prospectus) 0.60%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was March 28, 2014.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Emerging Sector Dividend Dogs Net Total Return Index is a portfolio of stocks derived from a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets Index” “SNEMX”). The index methodology selects the five stocks in each of the GICS sectors, excluding the real estate sector, that make up the universe which offer the highest dividend yields as of the last trading day of November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted. The universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income (certain lower middle income countries are also included, as well as stocks traded on the Taiwan Stock Exchange despite non-recognition by the World Bank). The selection criteria for the universe, in addition to the aforementioned country qualifications, also include requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

Morningstar® Emerging Markets Net Total Return Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Emerging Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

5 | May 31, 2022

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	May 31, 2022 (Unaudited)

Top 10 Holdings* (as of May 31, 2022)

Centrais Eletricas Brasileiras SA, ADR	2.61%
CEZ AS	2.59%
China Shenhua Energy Co., Ltd., Class H	2.44%
Kimberly-Clark de Mexico SAB de CV, Class A	2.37%
Engie Brasil Energia SA	2.33%
Ford Otomotiv Sanayi AS	2.27%
Grupo Aeroportuario del Sureste SAB de CV, ADR	2.25%
El Puerto de Liverpool SAB de CV	2.16%
JBS SA	2.14%
Ternium SA, Sponsored ADR	2.14%
Total % of Top 10 Holdings	23.30%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Sector Allocation* (as of May 31, 2022)

Utilities	11.53%
Consumer Discretionary	10.34%
Energy	10.20%
Consumer Staples	10.17%
Industrials	10.00%
Materials	9.92%
Financials	9.77%
Communication Services	9.44%
Health Care	9.32%
Information Technology	9.13%
Money Market Fund	0.18%
Total	100.00%

Growth of $10,000 (as of May 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | May 31, 2022

ALPS REIT Dividend Dogs ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

The ALPS REIT Dividend Dogs ETF (the “Fund” or "RDOG") seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying real estate investment trusts (“REITs”) (i.e. “Dividend Dogs”) in the S-Network® Composite US REIT Index, a universe of mainly REITs listed in the United States (the “S-Net U.S. REIT” or "SNREIT"), on a segment-by-segment basis. “Dividend Dogs” refers to the five REITs in each of the nine segments that make up the S-Net U.S. REIT which offer the highest dividend yields.

Performance (as of May 31, 2022)

	6 Months	1 Year	5 Year	10 Year	Since Inception^
ALPS REIT Dividend Dogs ETF – NAV	-5.08%	2.51%	5.27%	6.94%	3.50%
ALPS REIT Dividend Dogs ETF – Market Price**	-5.23%	2.51%	5.32%	6.90%	3.50%
S-Network® REIT Dividend Dogs Total Return Index	-4.84%	2.98%	–	–	–
S-Network® Composite US REIT Index	-5.03%	3.28%	8.41%	–	–
S-Network® REIT Dividend Dogs Index/S&P United States REIT Index***	-4.84%	2.98%	6.22%	8.07%	6.49%

Total Expense Ratio (per the current prospectus) is 0.35%.

Performance data quoted represents past performance. Past performance does not guarantee future results. On January 2, 2020, the Fund changed its Underlying Index and principal investment strategies. Consequently, the Fund's total returns shown above for the periods prior to January 2, 2020 are not necessarily indicative of the performance of the Fund, as it is currently managed. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Inception Date was May 7, 2008.

*	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

**	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times. *** The performance shown reflects a combination of the Fund's Underlying Index, and for periods prior to January 2, 2020, the S&P United States REIT Index. Therefore, the historical returns shown for the periods prior to January 2, 2020, are not necessarily indicative of the historical strategy of the Fund.

The S-Network® REIT Dividend Dogs Total Return Index, like the S-Net U.S. REIT from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers) and a separate Technology REIT segment based on the research of the Underlying Index provider, S-Network® Global Indexes, Inc. (the “Index Provider”). The Underlying Index generally consists of 45 REITs on each annual reconstitution date. The Underlying Index’s REITs must be constituents of the S-Net U.S. REIT universe, which includes a universe of mainly REITs listed in the United States. The selection criteria for the universe also includes requirements for segment inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. The Underlying Index is rebalanced quarterly. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index commenced operations on October 29, 2019.

The S-Network® Composite US REIT Index (the “S-Net U.S. REIT” or “SNREIT”) is a benchmark index for the Real Estate Investment Trust component of the US stock market. The SNREIT provides the universe of stocks for RDOGX. The selection criteria for SNREIT include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. All constituents of RDOGX must be constituents of SNREIT. The index commenced operations on February 12, 2016.

The S&P United States REIT Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States.

7 | May 31, 2022

ALPS REIT Dividend Dogs ETF

Performance Overview	May 31, 2022 (Unaudited)

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. Total return assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS REIT Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

8 | May 31, 2022

ALPS REIT Dividend Dogs ETF

Performance Overview	May 31, 2022 (Unaudited)

Top 10 Holdings* (as of May 31, 2022)

American Campus Communities, Inc.	2.99%
VICI Properties, Inc.	2.85%
Crown Castle International Corp.	2.74%
American Tower Corp.	2.73%
Agree Realty Corp.	2.72%
LTC Properties, Inc.	2.72%
Iron Mountain, Inc.	2.68%
WP Carey, Inc.	2.65%
Gaming and Leisure Properties, Inc.	2.64%
Realty Income Corp.	2.62%
Total % of Top 10 Holdings	27.35%

*	% of Total Investments

Future holdings are subject to change.

REIT Sector Allocation* (as of May 31, 2022)

Health Care REITs	12.75%
Specialized REITs	12.67%
Retail REITs	12.39%
Diversified REITs	12.17%
Residential REITs	11.58%
Technology REITs	10.74%
Office REITs	10.51%
Industrial REITs	10.00%
Hotel & Resort REITs	6.79%
Money Market Fund	0.40%
Total	100.00%

Growth of $10,000 (as of May 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | May 31, 2022

ALPS ETF Trust

Disclosure of Fund Expenses	May 31, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through May 31, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Ending Account Value 5/31/22	Expense Ratio(a)	Expenses Paid During Period 12/1/21 - 5/31/22(b)
ALPS Sector Dividend Dogs ETF
Actual	$1,000.00	$1,130.00	0.40%	$2.12
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.40%	$2.02

ALPS International Sector Dividend Dogs ETF
Actual	$1,000.00	$1,081.30	0.50%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	0.50%	$2.52

ALPS Emerging Sector Dividend Dogs ETF
Actual	$1,000.00	$958.50	0.60%	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02

ALPS REIT Dividend Dogs ETF
Actual	$1,000.00	$949.20	0.35%	$1.70
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	0.35%	$1.77

(a)	Annualized based on the Fund's most recent half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

10 | May 31, 2022

ALPS Sector Dividend Dogs ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.49%)
Communication Services (10.17%)
AT&T, Inc.	1,424,923	$30,336,611
Interpublic Group of Cos., Inc.	767,869	24,748,418
Lumen Technologies, Inc.	2,371,872	29,031,713
Omnicom Group, Inc.	332,260	24,789,919
Verizon Communications, Inc.	476,343	24,431,632
Total Communication Services		133,338,293

Consumer Discretionary (9.34%)
Best Buy Co., Inc.	267,838	21,978,786
Hasbro, Inc.	292,925	26,290,019
Newell Brands, Inc.	1,173,805	25,166,379
VF Corp.	472,284	23,831,451
Whirlpool Corp.	136,627	25,172,158
Total Consumer Discretionary		122,438,793

Consumer Staples (10.23%)
Altria Group, Inc.	501,768	27,140,631
Conagra Brands, Inc.	841,596	27,680,093
Kraft Heinz Co.	677,999	25,648,702
Philip Morris International, Inc.	285,072	30,288,900
Walgreens Boots Alliance, Inc.	532,582	23,343,069
Total Consumer Staples		134,101,395

Energy (11.18%)
Exxon Mobil Corp.	298,323	28,639,008
Kinder Morgan, Inc.	1,399,539	27,556,923
ONEOK, Inc.	382,431	25,183,081
Valero Energy Corp.	276,354	35,815,479
Williams Cos., Inc.	794,053	29,427,604
Total Energy		146,622,095

Financials (7.83%)
Franklin Resources, Inc.	926,832	25,098,611
Huntington Bancshares, Inc.	1,716,311	23,822,397
Principal Financial Group, Inc.	389,324	28,393,399
Prudential Financial, Inc.	238,893	25,382,381
Total Financials		102,696,788

Health Care (10.43%)
AbbVie, Inc.	169,988	25,051,132
Amgen, Inc.	110,700	28,421,118
Bristol-Myers Squibb Co.	367,806	27,750,963
Cardinal Health, Inc.	481,844	27,137,454
Gilead Sciences, Inc.	436,765	28,324,210
Total Health Care		136,684,877

Industrials (10.11%)
3M Co.	179,719	26,830,250
Cummins, Inc.	129,759	27,135,202
Huntington Ingalls Industries, Inc.	122,951	25,876,267
Lockheed Martin Corp.	57,595	25,348,135

Security Description	Shares	Value
Industrials (continued)
Snap-On, Inc.	123,153	$27,325,188
Total Industrials		132,515,042

Information Technology (9.31%)
Cisco Systems, Inc.	461,951	20,810,893
Hewlett Packard Enterprise Co.	1,526,509	23,813,540
Intel Corp.	552,686	24,550,312
International Business Machines Corp.	204,334	28,369,733
Seagate Technology Holdings PLC	290,108	24,563,444
Total Information Technology		122,107,922

Materials (10.53%)
Amcor PLC	2,323,946	30,443,693
International Paper Co.	597,048	28,926,976
LyondellBasell Industries NV, Class A	244,890	27,978,682
Newmont Mining Corp.	329,464	22,354,132
The Dow Chemical Co.	415,869	28,270,775
Total Materials		137,974,258

Utilities (10.36%)
Edison International	390,977	27,333,202
FirstEnergy Corp.	576,106	24,749,514
Pinnacle West Capital Corp.	343,467	26,670,212
PPL Corp.	964,279	29,101,940
Southern Co.	368,756	27,900,079
Total Utilities		135,754,947

TOTAL COMMON STOCKS
(Cost $1,186,186,436)		1,304,234,410

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.09%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.75%	1,221,380	1,221,380

TOTAL SHORT TERM INVESTMENTS
(Cost $1,221,380)			1,221,380

TOTAL INVESTMENTS (99.58%)
(Cost $1,187,407,816)			$1,305,455,790
OTHER ASSETS IN EXCESS OF LIABILITIES (0.42%)			5,545,657
NET ASSETS - 100.00%			$1,311,001,447

See Notes to Financial Statements.

11 | May 31, 2022

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.14%)
Australia (11.43%)
Australia & New Zealand
Banking Group, Ltd.	182,491	$3,279,348
BHP Group, Ltd.	99,178	3,175,114
Coles Group, Ltd.	275,314	3,463,554
Fortescue Metals Group, Ltd.	258,731	3,733,982
Wesfarmers, Ltd.	95,866	3,246,582
Westpac Banking Corp.	208,051	3,563,969
Woodside Energy Group, Ltd.	17,452	372,726
Total Australia		20,835,275

Austria (2.38%)
OMV AG	74,290	4,338,615

Finland (1.88%)
Nordea Bank Abp	336,277	3,416,504

France (8.34%)
Danone SA	62,040	3,645,180
Orange SA	302,197	3,778,882
Sanofi	34,005	3,627,969
TotalEnergies SE	69,492	4,147,184
Total France		15,199,215

Germany (7.83%)
BASF SE	58,840	3,239,867
Bayer AG	57,227	4,090,407
Bayerische Motoren Werke AG	43,733	3,785,539
SAP SE	31,788	3,166,549
Total Germany		14,282,362

Hong Kong (1.93%)
CITIC, Ltd.	3,137,000	3,521,889

Italy (6.03%)
Enel SpA	552,796	3,586,833
Eni SpA	242,712	3,699,476
Snam SpA	638,239	3,706,828
Total Italy		10,993,137

Japan (18.88%)
Bridgestone Corp.(a)	96,000	3,790,485
Canon, Inc.(a)	148,363	3,736,302
Honda Motor Co., Ltd.	129,300	3,200,987
Japan Tobacco, Inc.(a)	200,400	3,643,424
Kyocera Corp.	64,900	3,663,559
Marubeni Corp.	302,900	3,184,644
Mitsubishi Corp.	97,000	3,340,203
Sumitomo Corp.	206,300	2,964,656
Takeda Pharmaceutical Co., Ltd.	119,100	3,425,854
Tokyo Electron, Ltd.	7,575	3,470,490
Total Japan		34,420,604

Norway (3.61%)
DNB Bank ASA	161,322	3,272,861

Security Description	Shares	Value
Norway (continued)
Telenor ASA	238,751	$3,300,047
Total Norway		6,572,908

Spain (8.98%)
Endesa SA	171,905	3,807,234
Naturgy Energy Group SA(a)	128,075	3,869,103
Repsol SA	272,306	4,383,545
Telefonica SA	793,379	4,309,759
Total Spain		16,369,641

Sweden (7.69%)
H & M Hennes & Mauritz AB, Class B(a)	232,511	3,205,078
Swedbank AB, Class A	238,056	3,596,697
Telefonaktiebolaget LM Ericsson, Class B	409,193	3,318,059
Telia Co. AB	952,578	3,903,580
Total Sweden		14,023,414

Switzerland (2.06%)
Novartis AG	41,498	3,757,836

United Kingdom (18.10%)
Anglo American PLC	68,710	3,365,412
BAE Systems PLC	361,622	3,444,930
BP PLC	736,011	4,027,430
British American Tobacco PLC	86,401	3,812,753
GSK PLC	171,335	3,740,660
Imperial Brands PLC	173,637	3,917,603
Rio Tinto PLC	47,725	3,457,941
SSE PLC	160,876	3,592,186
Vodafone Group PLC	2,216,897	3,647,758
Total United Kingdom		33,006,673

TOTAL COMMON STOCKS
(Cost $179,881,877)		180,738,073

12 | May 31, 2022

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	May 31, 2022 (Unaudited)

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (6.74%)
Money Market Fund (0.29%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $524,229)	0.75%	524,229	$524,229

Investments Purchased with Collateral from Securities Loaned (6.45%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.80%
(Cost $11,767,319)		11,767,319	11,767,319
TOTAL SHORT TERM INVESTMENTS
(Cost $12,291,548)			12,291,548

TOTAL INVESTMENTS (105.88%)
(Cost $192,173,425)			$193,029,621
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.88%)			(10,714,198)
NET ASSETS - 100.00%			$182,315,423

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $11,477,826.

See Notes to Financial Statements.

13 | May 31, 2022

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.14%)
Brazil (10.93%)
Centrais Eletricas Brasileiras SA, ADR(a)	69,170	$608,004
Engie Brasil Energia SA	58,700	542,220
JBS SA	66,500	498,133
Petroleo Brasileiro SA	66,800	467,490
Vibra Energia SA	108,600	444,221
Total Brazil		2,560,068

Chile (9.47%)
Banco Santander Chile	8,959,200	448,107
Cencosud SA	252,300	404,425
Empresas CMPC SA	276,800	478,510
Empresas COPEC SA	56,400	447,787
Enel Chile SA, ADR(a)	320,848	439,562
Total Chile		2,218,391

China (10.60%)
China Railway Signal & Communication Corp., Ltd., Class H(b)(c)	1,382,000	491,357
China Shenhua Energy Co., Ltd., Class H	169,500	567,002
Huadian Power International Corp., Ltd., Class H(a)	1,362,000	487,718
Legend Holdings Corp., Class H(b)(c)	378,200	448,219
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	791,000	487,873
Total China		2,482,169

Czech Republic (2.57%)
CEZ AS	12,379	602,759

Hungary (1.90%)
Richter Gedeon Nyrt	22,698	444,328

India (3.10%)
Infosys, Ltd., Sponsored ADR	19,136	360,905
Wipro, Ltd., ADR	61,066	365,175
Total India		726,080

Indonesia (3.97%)
Gudang Garam Tbk PT	213,600	461,450
Kalbe Farma Tbk PT	4,077,400	468,393
Total Indonesia		929,843

Luxembourg (2.12%)
Ternium SA, Sponsored ADR(a)	11,320	497,740

Malaysia (9.14%)
Hartalega Holdings Bhd	449,600	431,271
Malayan Banking Bhd	217,000	450,999
RHB Bank Bhd	332,800	462,127
Sime Darby Bhd	851,700	425,996

Security Description	Shares	Value
Malaysia (continued)
Top Glove Corp. Bhd	1,157,400	$370,072
Total Malaysia		2,140,465

Mexico (8.83%)
El Puerto de Liverpool SAB de CV(d)	95,100	501,920
Grupo Aeroportuario del Sureste SAB de CV, ADR	2,406	522,800
Kimberly-Clark de Mexico SAB de CV, Class A	355,600	550,551
Orbia Advance Corp. SAB de CV	183,665	493,214
Total Mexico		2,068,485

Philippines (3.94%)
Globe Telecom, Inc.	9,600	444,931
PLDT, Inc.	13,170	477,652
Total Philippines		922,583

Poland (4.09%)
LPP SA	200	480,647
Powszechny Zaklad Ubezpieczen SA	62,900	477,063
Total Poland		957,710

Russia (0.01%)
Magnit PJSC, GDR(c)(e)	32,174	321
Mobile TeleSystems PJSC, Sponsored ADR(e)	64,600	646
Novolipetsk Steel PJSC, GDR(c)(e)	17,594	177
Severstal PAO, GDR(c)(e)	23,283	233
X5 Retail Group NV, GDR(c)(e)	17,785	178
Total Russia		1,555

South Africa (9.46%)
African Rainbow Minerals, Ltd.	25,200	419,776
Exxaro Resources, Ltd.	32,257	456,253
Mr Price Group, Ltd.	34,100	452,283
MultiChoice Group	54,876	469,316
Vodacom Group, Ltd.	44,400	417,215
Total South Africa		2,214,843

Thailand (9.46%)
Bangkok Dusit Medical Services PCL	602,400	453,296
BTS Group Holdings PCL	1,669,900	434,311
Delta Electronics Thailand PCL	45,400	459,041
PTT PCL	388,800	434,588
TMBThanachart Bank PCL	11,701,300	434,268
Total Thailand		2,215,504

Turkey (9.55%)
BIM Birlesik Magazalar AS	89,800	451,648
Enka Insaat ve Sanayi AS	475,400	455,888

14 | May 31, 2022

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
Turkey (continued)
Eregli Demir ve Celik Fabrikalari TAS	200,200	$417,407
Ford Otomotiv Sanayi AS	27,921	526,990
Turkcell Iletisim Hizmetleri AS, ADR	128,570	385,710
Total Turkey		2,237,643

TOTAL COMMON STOCKS
(Cost $24,944,790)		23,220,166

RIGHTS (0.00%)
Thailand (0.00%)
TMBThanachart Bank PCL (Expiring 5/10/2025), Strike Price THB 0.95	116,013	1,085

TOTAL RIGHTS
(Cost $–)		1,085

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.92%)
Money Market Fund (0.18%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $41,261)	0.75%	41,261	41,261

Investments Purchased with Collateral
from Securities Loaned (3.74%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.80%
(Cost $876,302)		876,302	876,302
TOTAL SHORT TERM INVESTMENTS
(Cost $917,563)			917,563

TOTAL INVESTMENTS (103.06%)
(Cost $25,862,353)			$24,138,814
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.06%)			(715,667)
NET ASSETS - 100.00%			$23,423,147

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,187,927.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $939,576, representing 4.01% of net assets.

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2022, the market value of those securities was $940,484 representing 4.02% of net assets.
(d)	Non-income producing security.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 securities under the fair value hierarchy.

Currency Abbreviations:

THB - Thai Bhat

See Notes to Financial Statements.

15 | May 31, 2022

ALPS REIT Dividend Dogs ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.54%)
Diversified REITs (12.17%)
American Assets Trust, Inc.	17,577	$599,376
Broadstone Net Lease, Inc.	30,180	638,307
Essential Properties Realty Trust, Inc.	25,795	590,190
STORE Capital Corp.	21,753	600,165
WP Carey, Inc.	8,024	675,139
Total Diversified REITs		3,103,177

Health Care REITs (12.73%)
LTC Properties, Inc.	17,875	692,478
Medical Properties Trust, Inc.	31,747	589,859
National Health Investors, Inc.	11,142	659,049
Omega Healthcare Investors, Inc.	22,264	662,799
Sabra Health Care REIT, Inc.	45,890	644,296
Total Health Care REITs		3,248,481

Hotel & Resort REITs (6.79%)
Apple Hospitality REIT, Inc.	35,405	591,617
RLJ Lodging Trust	48,135	646,453
Service Properties Trust	78,020	493,867
Total Hotel & Resort REITs		1,731,937

Industrial REITs (10.00%)
Duke Realty Corp.	11,930	630,262
Industrial Logistics Properties Trust	29,098	444,036
Innovative Industrial Properties, Inc.	3,427	455,962
LXP Industrial Trust	41,545	480,260
STAG Industrial, Inc.	16,189	539,094
Total Industrial REITs		2,549,614

Office REITs (10.50%)
Brandywine Realty Trust	47,990	535,089
Easterly Government Properties, Inc.	30,394	596,634
Piedmont Office Realty Trust, Inc., Class A	38,223	563,407
SL Green Realty Corp.	8,096	500,090
Vornado Realty Trust	13,843	483,951
Total Office REITs		2,679,171

Residential REITs (11.58%)
American Campus
Communities, Inc.	11,731	762,514
AvalonBay Communities, Inc.	2,652	551,510
Centerspace	6,417	532,483
Equity Residential	7,371	566,314
UDR, Inc.	11,296	539,949
Total Residential REITs		2,952,770

Retail REITs (12.39%)
Agree Realty Corp.	9,975	693,961
National Retail Properties, Inc.	14,809	656,039

Security Description	Shares	Value
Retail REITs (continued)
Realty Income Corp.	9,787	$667,669
Simon Property Group, Inc.	4,916	563,619
Spirit Realty Capital, Inc.	13,771	578,244
Total Retail REITs		3,159,532

Specialized REITs (18.06%)
American Tower Corp.	2,722	697,186
EPR Properties	12,163	623,232
Four Corners Property Trust, Inc.	23,693	653,216
Gaming and Leisure Properties, Inc.	14,378	673,178
Iron Mountain, Inc.	12,665	682,643
Uniti Group, Inc.	48,582	550,920
VICI Properties, Inc.	23,581	727,474
Total Specialized REITs		4,607,849

Technology REITs (5.32%)
Crown Castle International Corp.	3,688	699,429
Digital Realty Trust, Inc.	4,713	657,888
Total Technology REITs		1,357,317

TOTAL COMMON STOCKS
(Cost $26,606,821)		25,389,848

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.40%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.75%	103,133	103,133

TOTAL SHORT TERM INVESTMENTS
(Cost $103,133)			103,133

TOTAL INVESTMENTS (99.94%)
(Cost $26,709,954)			$25,492,981
OTHER ASSETS IN EXCESS OF LIABILITIES (0.06%)			16,410
NET ASSETS - 100.00%			$25,509,391

0

See Notes to Financial Statements.

16 | May 31, 2022

ALPS ETF Trust

Statements of Assets and Liabilities	May 31, 2022 (Unaudited)

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
ASSETS:
Investments, at value	$1,305,455,790	$193,029,621	$24,138,814	$25,492,981
Foreign currency, at value (Cost $–, $45,457, $13,577 and $–)	–	45,014	13,588	–
Foreign tax reclaims	–	353,724	4,049	3,206
Dividends receivable	5,978,443	727,497	154,556	20,639
Total Assets	1,311,434,233	194,155,856	24,311,007	25,516,826

LIABILITIES:
Payable to adviser	432,786	73,114	11,558	7,435
Payable for collateral upon return of securities loaned	–	11,767,319	876,302	–
Total Liabilities	432,786	11,840,433	887,860	7,435
NET ASSETS	$1,311,001,447	$182,315,423	$23,423,147	$25,509,391

NET ASSETS CONSIST OF:
Paid-in capital	$1,387,560,971	$231,242,858	$32,905,986	$33,244,620
Total Distributable earnings	(76,559,524)	(48,927,435)	(9,482,839)	(7,735,229)
NET ASSETS	$1,311,001,447	$182,315,423	$23,423,147	$25,509,391

INVESTMENTS, AT COST	$1,187,407,816	$192,173,425	$25,862,353	$26,709,954

PRICING OF SHARES:
Net Assets	$1,311,001,447	$182,315,423	$23,423,147	$25,509,391
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	23,434,141	6,475,000	1,050,000	550,000
Net Asset Value, offering and redemption price per share	$55.94	$28.16	$22.31	$46.38

See Notes to Financial Statements.

17 | May 31, 2022

ALPS ETF Trust

Statements of Operations	For the Six Months Ended May 31, 2022 (Unaudited)

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
INVESTMENT INCOME:
Dividends*	$25,754,571	$4,281,116	$598,016	$633,903
Securities Lending Income	33	1,367	1,465	162
Total Investment Income	25,754,604	4,282,483	599,481	634,065

EXPENSES:
Investment adviser fees	2,468,585	417,652	73,594	47,784
Total Expenses	2,468,585	417,652	73,594	47,784
NET INVESTMENT INCOME	23,286,019	3,864,831	525,887	586,281

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments(a)	84,412,912	2,699,310	674,075	2,957,111
Net realized loss on foreign currency transactions	–	(84,463)	(4,321)	–
Total net realized gain	84,412,912	2,614,847	669,754	2,957,111
Net change in unrealized appreciation/(depreciation) on investments	39,862,256	6,282,416	(2,212,191)	(4,789,455)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	–	(27,368)	3,290	(161)
Total net change in unrealized appreciation/(depreciation)	39,862,256	6,255,048	(2,208,901)	(4,789,616)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	124,275,168	8,869,895	(1,539,147)	(1,832,505)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$147,561,187	$12,734,726	$(1,013,260)	$(1,246,224)
*Net of foreign tax withholding:	$–	$677,618	$62,141	$–

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

18 | May 31, 2022

ALPS Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$23,286,019	$39,668,912
Net realized gain	84,412,912	20,856,818
Net change in unrealized appreciation	39,862,256	133,811,971
Net increase in net assets resulting from operations	147,561,187	194,337,701

Net Equalization Credits/(Debits)	400,916	(376,556)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(23,881,226)	(41,129,463)
Total distributions	(23,881,226)	(41,129,463)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	71,355,477	42,671,156
Cost of shares redeemed	(18,777,387)	(68,650,049)
Net income equalization (Note 2)	(400,916)	376,556
Net increase/(decrease) from share transactions	52,177,174	(25,602,337)
Net increase in net assets	176,258,051	127,229,345

NET ASSETS:
Beginning of period	1,134,743,396	1,007,514,051
End of period	$1,311,001,447	$1,134,743,396

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	22,484,141	23,059,141
Shares sold	1,300,000	800,000
Shares redeemed	(350,000)	(1,375,000)
Shares outstanding, end of period	23,434,141	22,484,141

See Notes to Financial Statements.

19 | May 31, 2022

ALPS International Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$3,864,831	$6,944,021
Net realized gain/(loss)	2,614,847	(3,001,108)
Net change in unrealized appreciation	6,255,048	12,459,941
Net increase in net assets resulting from operations	12,734,726	16,402,854

Net Equalization Credits/(Debits)	172,626	(1,568,545)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,850,765)	(7,018,603)
From tax return of capital	–	(36,242)
Total distributions	(2,850,765)	(7,054,845)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	28,181,257	22,093,394
Cost of shares redeemed	(13,238,416)	(20,383,668)
Net income equalization (Note 2)	(172,626)	1,568,545
Net increase from share transactions	14,770,215	3,278,271
Net increase in net assets	24,826,802	11,057,735

NET ASSETS:
Beginning of period	157,488,621	146,430,886
End of period	$182,315,423	$157,488,621

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,950,000	5,900,000
Shares sold	1,000,000	800,000
Shares redeemed	(475,000)	(750,000)
Shares outstanding, end of period	6,475,000	5,950,000

See Notes to Financial Statements.

20 | May 31, 2022

ALPS Emerging Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$525,887	$1,061,607
Net realized gain	669,754	998,537
Net change in unrealized appreciation/(depreciation)	(2,208,901)	1,419,906
Net increase/(decrease) in net assets resulting from operations	(1,013,260)	3,480,050

Net Equalization Credits	–	19,079

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(305,099)	(971,386)
Total distributions	(305,099)	(971,386)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	1,275,304
Net income equalization (Note 2)	–	(19,079)
Net increase from share transactions	–	1,256,225
Net increase/(decrease) in net assets	(1,318,359)	3,783,968

NET ASSETS:
Beginning of period	24,741,506	20,957,538
End of period	$23,423,147	$24,741,506

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,050,000	1,000,000
Shares sold	–	50,000
Shares redeemed	–	–
Shares outstanding, end of period	1,050,000	1,050,000

See Notes to Financial Statements.

21 | May 31, 2022

ALPS REIT Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$586,281	$770,660
Net realized gain/(loss)	2,957,111	(1,539,997)
Net change in unrealized appreciation/(depreciation)	(4,789,616)	8,191,103
Net increase/(decrease) in net assets resulting from operations	(1,246,224)	7,421,766

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(611,532)	(874,838)
From tax return of capital	–	(444,426)
Total distributions	(611,532)	(1,319,264)

CAPITAL SHARE TRANSACTIONS:
Cost of shares redeemed	(1,322,275)	(3,733,564)
Net decrease from share transactions	(1,322,275)	(3,733,564)
Net increase/(decrease) in net assets	(3,180,031)	2,368,938

NET ASSETS:
Beginning of period	28,689,422	26,320,484
End of period	$25,509,391	$28,689,422

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	575,000	650,000
Shares sold	–	–
Shares redeemed	(25,000)	(75,000)
Shares outstanding, end of period	550,000	575,000

See Notes to Financial Statements.

22 | May 31, 2022

ALPS Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$50.47		$43.69	$45.78	$44.26	$45.61	$42.29

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	1.02		1.75	1.70	1.71	1.54	1.40
Net realized and unrealized gain/(loss)	5.51		6.84	(2.14)	1.34	(1.31)	3.39
Total from investment operations	6.53		8.59	(0.44)	3.05	0.23	4.79

DISTRIBUTIONS:
From net investment income	(1.06)		(1.81)	(1.65)	(1.53)	(1.58)	(1.42)
Tax return of capital	–		–	–	–	–	(0.05)
Total distributions	(1.06)		(1.81)	(1.65)	(1.53)	(1.58)	(1.47)

Net increase/(decrease) in net asset value	5.47		6.78	(2.09)	1.52	(1.35)	3.32
NET ASSET VALUE, END OF PERIOD	$55.94		$50.47	$43.69	$45.78	$44.26	$45.61
TOTAL RETURN(b)	13.00%		19.77%	(0.27)%	7.26%	0.51%	11.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,311,001		$1,134,743	$1,007,514	$1,746,784	$2,166,709	$2,322,205

Ratio of expenses to average net assets	0.40	%(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.77	%(c)	3.43%	4.27%	3.97%	3.40%	3.24%
Portfolio turnover rate(d)	43%		54%	77%	55%	61%	48%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.02		$(0.02)	$0.12	$0.06	$0.04	$0.03

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

23 | May 31, 2022

ALPS International Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$26.47		$24.82	$26.88	$25.14	$28.27	$22.84

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.64		1.09	0.75	1.20	1.15	0.94
Net realized and unrealized gain/(loss)	1.51		1.65	(1.66)	1.69	(3.19)	5.41
Total from investment operations	2.15		2.74	(0.91)	2.89	(2.04)	6.35

DISTRIBUTIONS:
From net investment income	(0.46)		(1.08)	(1.11)	(1.15)	(1.09)	(0.92)
Tax return of capital	–		(0.01)	(0.04)	–	–	–
Total distributions	(0.46)		(1.09)	(1.15)	(1.15)	(1.09)	(0.92)

Net increase/(decrease) in net asset value	1.69		1.65	(2.06)	1.74	(3.13)	5.43
NET ASSET VALUE, END OF PERIOD	$28.16		$26.47	$24.82	$26.88	$25.14	$28.27
TOTAL RETURN(b)	8.13%		10.93%	(3.08)%	11.79%	(7.47)%	28.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$182,315		$157,489	$146,431	$221,741	$285,327	$349,184

Ratio of expenses to average net assets	0.50	%(c)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.63	%(c)	3.92%	3.22%	4.65%	4.16%	3.55%
Portfolio turnover rate(d)	44%		61%	79%	58%	72%	37%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.03		$(0.25)	$0.00 (f)	$0.04	$0.05	$0.12

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.
(f)	Less than $0.005.

See Notes to Financial Statements.

24 | May 31, 2022

ALPS Emerging Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$23.56		$20.96	$20.67	$21.33	$24.29	$21.17

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.50		1.04	0.56	0.89	0.91	0.80
Net realized and unrealized gain/(loss)	(1.46)		2.50	0.42	(0.33)	(3.02)	3.06
Total from investment operations	(0.96)		3.54	0.98	0.56	(2.11)	3.86

DISTRIBUTIONS:
From net investment income	(0.29)		(0.94)	(0.69)	(1.22)	(0.85)	(0.74)
Total distributions	(0.29)		(0.94)	(0.69)	(1.22)	(0.85)	(0.74)

Net increase/(decrease) in net asset value	(1.25)		2.60	0.29	(0.66)	(2.96)	3.12
NET ASSET VALUE, END OF PERIOD	$22.31		$23.56	$20.96	$20.67	$21.33	$24.29
TOTAL RETURN(b)	(4.15)%		16.81%	5.20%	2.67%	(8.76)%	18.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$23,423		$24,742	$20,958	$28,941	$35,201	$47,356

Ratio of expenses to average net assets	0.60	%(c)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.29	%(c)	4.32%	2.92%	4.16%	3.88%	3.33%
Portfolio turnover rate(d)	76%		84%	93%	83%	85%	42%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$–		$0.02	$0.02	$0.01	$0.10	$0.05

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

25 | May 31, 2022

ALPS REIT Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020 (a)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$49.89		$40.49	$48.42		$44.18	$45.37	$41.31

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (b)	1.06		1.21	1.29		1.19	1.17	0.75
Net realized and unrealized gain/(loss)	(3.48)		10.25	(7.26)		4.45	(0.53)	4.45
Total from investment operations	(2.42)		11.46	(5.97)		5.64	0.64	5.20

DISTRIBUTIONS:
From net investment income	(1.09)		(1.36)	(1.57)		(1.40)	(1.83)	(1.14)
Tax return of capital	–		(0.70)	(0.39)		–	–	–
Total distributions	(1.09)		(2.06)	(1.96)		(1.40)	(1.83)	(1.14)

Net increase/(decrease) in net asset value	(3.51)		9.40	(7.93)		4.24	(1.19)	4.06
NET ASSET VALUE, END OF PERIOD	$46.38		$49.89	$40.49		$48.42	$44.18	$45.37
TOTAL RETURN(c)	(5.08)%		29.03%	(11.77)%		13.00%	1.47%	12.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$25,509		$28,689	$26,320		$53,265	$55,222	$68,050

Ratio of expenses to average net assets	0.35	%(d)	0.35%	0.38	%(e)	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	4.29	%(d)	2.60%	3.26%		2.56%	2.67%	1.71%
Portfolio turnover rate(f)	60%		78%	148%		10%	14%	10%

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Effective January 2, 2020 the Fund's Advisory Fee changed from 0.55% to 0.35%.
(f)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

26 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2022, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF (each a “Fund” and collectively, the “Funds”). Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index. The investment objective of the ALPS REIT Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Index.

The shares of the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares (prior to October 1, 2021 in blocks of 50,000 Shares), each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

27 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of May 31, 2022:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$1,304,234,410	$–	$–	$1,304,234,410
Short Term Investments	1,221,380	–	–	1,221,380
Total	$1,305,455,790	$–	$–	$1,305,455,790

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$180,738,073	$–	$–	$180,738,073
Short Term Investments	12,291,548	–	–	12,291,548
Total	$193,029,621	$–	$–	$193,029,621

28 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements May 31, 2022 (Unaudited)

ALPS Emerging Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*
Russia	$–	$–	$1,555	$1,555
Other*	23,218,611	–	–	23,218,611
Rights and Warrants*	–	1,085	–	1,085
Short Term Investments	917,563	–	–	917,563
Total	$24,136,174	$1,085	$1,555	$24,138,814

ALPS REIT Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$25,389,848	$–	$–	$25,389,848
Short Term Investments	103,133	–	–	103,133
Total	$25,492,981	$–	$–	$25,492,981

*	For a detailed sector/country breakdown, see the accompanying Schedule of Investments.

The Funds, except for the ALPS Emerging Sector Dividend Dogs ETF, did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six months ended May 31, 2022. As of May 31, 2022, ALPS Emerging Sector Dividend Dogs ETF held securities classified as Level 3 in the fair value hierarchy valued at $1,555, which represents 0.1% of net assets.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

29 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

G. Equalization

The ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statement of Changes in Net Assets.

H. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the ALPS REIT Dividend Dogs ETF (“RDOG”) will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of RDOG’s investment strategy results in RDOG investing in REIT shares, the percentage of RDOG’s dividend income received from REIT shares will likely exceed the percentage of RDOG’s portfolio that is comprised of REIT shares. Distributions received by RDOG from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from RDOG’s investments in REITs are reported to RDOG after the end of the calendar year; accordingly, RDOG estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to RDOG after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to RDOG’s investments in REITs, RDOG may also make distributions in excess of RDOG’s earnings and capital gains. Distributions, if any, in excess of RDOG’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

I. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2022.

The tax character of distributions paid during the fiscal year ended November 30, 2021 was as follows:

Fund	Ordinary Income	Return of Capital
November 30, 2021
ALPS Sector Dividend Dogs ETF	$41,129,463	$–
ALPS International Sector Dividend Dogs ETF	7,018,603	36,242
ALPS Emerging Sector Dividend Dogs ETF	971,386	–
ALPS REIT Dividend Dogs ETF	874,838	444,426

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

30 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$–	$278,703,992
ALPS International Sector Dividend Dogs ETF	4,432,773	48,112,299
ALPS Emerging Sector Dividend Dogs ETF	439,844	8,114,494
ALPS REIT Dividend Dogs ETF	6,887,991	2,417,872

As of May 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$172,493,937	$(59,517,171)	$112,976,766	$1,192,479,024
ALPS International Sector Dividend Dogs ETF	14,459,685	(14,224,253)	235,432	192,794,189
ALPS Emerging Sector Dividend Dogs ETF	2,606,285	(4,480,143)	(1,873,858)	26,012,672
ALPS REIT Dividend Dogs ETF	1,672,063	(2,992,371)	(1,320,308)	26,813,289

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2022.

J. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2022, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

K. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

31 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of May 31, 2022:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Emerging Sector Dividend Dogs ETF	$1,187,927	$876,302	$384,421	$1,260,723
ALPS International Sector Dividend Dogs ETF	11,477,826	11,767,319	24,202	11,791,521

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of May 31, 2022:

ALPS International Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$11,767,319	$–	$–	$–	$11,767,319
Total Borrowings					11,767,319
Gross amount of recognized liabilities for securities lending (collateral received)					$11,767,319

ALPS Emerging Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$876,302	$–	$–	$–	$876,302
Total Borrowings					876,302
Gross amount of recognized liabilities for securities lending (collateral received)					$876,302

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS REIT Dividend Dogs ETF	0.35%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

32 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles. Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$524,572,481	$525,850,361
ALPS International Sector Dividend Dogs ETF	72,787,398	71,989,441
ALPS Emerging Sector Dividend Dogs ETF	18,687,900	18,598,538
ALPS REIT Dividend Dogs ETF	16,301,560	16,387,346

For the six months ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$71,344,674	$18,773,348
ALPS International Sector Dividend Dogs ETF	27,934,417	13,215,589
ALPS REIT Dividend Dogs ETF	–	1,322,194

For the six months ended May 31, 2022, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Sector Dividend Dogs ETF	$2,960,315
ALPS International Sector Dividend Dogs ETF	1,265,065
ALPS REIT Dividend Dogs ETF	177,216

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 shares (prior to October 1, 2021, the Creation Unit size was 50,000 Shares). Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Sector Dvidend Dogs ETF engaged in cross trades between other funds in the Trust during the six months ended May 31, 2022 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

33 | May 31, 2022

ALPS ETF Trust

Notes to Financial Statements	May 31, 2022 (Unaudited)

Transactions related to cross trades during the six months ended May 31, 2022, were as follows:

	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Sector Dividend Dogs ETF	$423,942	$686,814	$54,037

7. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

8. SUBSEQUENT EVENTS

Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Funds. The report of Deloitte on the Funds’ financial statements as of and for the fiscal years or periods ended November 30, 2021 and November 30, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Funds’ fiscal year or period ended November 30, 2021 and November 30, 2020, and through March 31, 2022, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year or period. During the Funds’ fiscal years or periods ended November 30, 2021 and November 30, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During each Fund’s fiscal year or period ended November 30, 2021 and November 30, 2020, and during the subsequent interim period through March 31, 2022, neither the Funds, nor anyone on their behalf, consulted with Deloitte, on behalf of the Funds, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 21, 2022, upon the recommendation of the Funds’ Audit Committee, the Board of Trustees of the Funds approved the engagement of BBD, LLP (“BBD”) as the independent registered public accounting firm for each Fund for the fiscal year ending November 30, 2022. The Board and its Audit Committee considered the engagement of BBD in connection with the resignation of the Funds’ former independent registered accounting firm on March 31, 2022.

34 | May 31, 2022

ALPS ETF Trust

Additional Information	May 31, 2022 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction	199A
ALPS Sector Dividend Dogs ETF	97.81%	91.15%	0.00%
ALPS International Sector Dividend Dogs ETF	100.00%	0.00%	0.00%
ALPS Emerging Sector Dividend Dogs ETF	73.67%	0.00%	0.00%
ALPS REIT Dividend Dogs ETF	0.47%	0.00%	70.35%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS REIT Dividend Dogs ETF

The Funds are not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc.SM (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the (i) SDOG, S-Network Sector Dividend DogsSM, (ii) IDOG, S-Network International Sector Dividend DogsSM, (iii) EDOG, S-Network Emerging Sector Dividend Dogs IndexSM, and (iv) RDOG, S-Network REIT Dividend Dogs IndexSM (each an “Underlying Index”) to track the performance of a market or sector. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

35 | May 31, 2022

ALPS ETF Trust

Additional Information	May 31, 2022 (Unaudited)

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network® Global Indexes, Inc. in connection with the S-Network® Sector Dividend Dogs Index (Ticker: SDOGX), the S-Network® International Sector Dividend Dogs Index (Ticker: IDOGX), the S-Network® Emerging Sector Dividend Dogs Index (Ticker: EDOGX), and the S-Network® REIT Dividend Dogs Index (Ticker: RDOGX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

36 | May 31, 2022

ALPS ETF Trust

Liquidity Risk Management Program	May 31, 2022 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 7, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program for the period January 1, 2021 through December 31, 2021 (the “Period”). The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report also discussed notable events affecting liquidity over the Period, including extended market holidays and closures in certain countries. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

37 | May 31, 2022

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

SEMI-ANNUAL REPORT

ALPS ETF TRUST | May 31, 2022

BFOR

BARRON'S 400℠ ETF

(NYSE ARCA: BFOR)

Performance Overview	1
Disclosure of Fund Expenses	3
Schedule of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Additional Information	19
Liquidity Risk Management Program	21

Barron’s 400SM ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

The Barron’s 400SM ETF (the “Fund” or “BFOR”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization, and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

Performance (as of May 31, 2022)

	6 Months	1 Year	5 Year	Since Inception^
Barron’s 400SM ETF – NAV	-8.41%	-3.43%	9.71%	10.33%
Barron’s 400SM ETF – Market Price*	-8.44%	-3.47%	9.70%	10.33%
Barron’s 400 IndexSM	-8.07%	-2.79%	10.43%	11.07%

Total Expense Ratio (per the current prospectus) is 0.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Barron’s 400 IndexSM, calculated by NYSE Arca or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader Capital, LLC. Additional rules-based screening provides for sector and market cap diversification. The Underlying Index has been licensed by MarketGrader for use with the Barron’s 400SM ETF.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SM ETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SM ETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Barron’s 400SM ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

1 | May 31, 2022

Barron’s 400SM ETF

Performance Overview	May 31, 2022 (Unaudited)

Top 10 Holdings* (as of May 31, 2022)

San Juan Basin Royalty Trust	0.52%
SandRidge Energy, Inc.	0.44%
Citizens Financial Group, Inc.	0.41%
VAALCO Energy, Inc.	0.38%
Coterra Energy, Inc.	0.37%
Marathon Oil Corp.	0.37%
Devon Energy Corp.	0.36%
Civitas Resources, Inc.	0.35%
Golden Ocean Group, Ltd.	0.34%
Photronics, Inc.	0.34%
Total % of Top 10 Holdings	3.88%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Sector Allocation* (as of May 31, 2022)

Growth of $10,000 (as of May 31, 2022)

Comparison of change in value of a $10,000 investment in the Fund and the Underlying Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | May 31, 2022

Barron’s 400SM ETF

Disclosure of Fund Expenses	May 31, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through May 31, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Ending Account Value 5/31/22	Expense Ratio(a)	Expenses Paid During Period 12/1/21 - 5/31/22(b)
Barron's 400 ETF
Actual	$1,000.00	$915.90	0.65%	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

3 | May 31, 2022

Barron’s 400SM ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (97.68%)
Communication Services (1.92%)
Activision Blizzard, Inc.	4,390	$341,893
Alphabet, Inc., Class A(a)	137	311,708
Entravision Communications
Corp., Class A	56,080	293,298
Fox Corp., Class A	8,839	313,873
Interpublic Group of Cos., Inc.	10,015	322,783
Omnicom Group, Inc.	4,316	322,017
Paramount Global(b)	10,020	343,987
World Wrestling Entertainment, Inc., Class A(b)	6,280	419,316
Total Communication Services		2,668,875

Consumer Discretionary (16.60%)
Academy Sports & Outdoors, Inc.(b)	9,744	326,521
American Eagle Outfitters, Inc.	19,310	233,844
Asbury Automotive Group, Inc.(a)	1,899	344,004
AutoNation, Inc.(a)	3,024	361,549
AutoZone, Inc.(a)	185	381,035
Best Buy Co., Inc.	3,521	288,933
Big 5 Sporting Goods Corp.(b)	21,646	275,987
Boot Barn Holdings, Inc.(a)	3,903	314,972
Boyd Gaming Corp.	5,279	310,247
Brunswick Corp.	3,966	298,362
Buckle, Inc.	9,657	317,329
Build-A-Bear Workshop, Inc.	20,710	422,277
Cavco Industries, Inc.(a)	1,260	279,922
Children's Place, Inc.(a)	6,720	319,066
Churchill Downs, Inc.	1,600	323,888
Columbia Sportswear Co.	3,939	306,375
Crocs, Inc.(a)	4,823	268,930
Darden Restaurants, Inc.	2,815	351,875
Dick's Sporting Goods, Inc.(b)	3,134	254,575
Dillard's, Inc., Class A(b)	1,308	394,336
Dollar General Corp.	1,640	361,358
DR Horton, Inc.	4,336	325,850
Ethan Allen Interiors, Inc.	13,360	310,754
Etsy, Inc.(a)	2,790	226,325
Five Below, Inc.(a)	2,266	295,917
Harley-Davidson, Inc.(b)	9,250	325,415
Home Depot, Inc.	1,060	320,915
KB Home	9,490	327,310
Lennar Corp., Class B	4,876	327,521
Levi Strauss & Co.	18,865	342,588
Lithia Motors, Inc., Class A	1,078	328,219
LKQ Corp.	7,723	396,885
Malibu Boats, Inc., Class A(a)	5,862	343,513
MarineMax, Inc.(a)	7,776	322,004
Marriott International, Inc., Class A	2,100	360,318
MasterCraft Boat Holdings, Inc.(a)(b)	13,289	310,963
Mattel, Inc.(a)	15,400	386,848

Security Description	Shares	Value
Consumer Discretionary (continued)
Monarch Casino & Resort, Inc.(a)	4,112	$278,999
Movado Group, Inc.	10,327	350,395
Murphy USA, Inc.	1,865	464,609
NVR, Inc.(a)	73	324,895
OneWater Marine, Inc.	8,680	296,856
O'Reilly Automotive, Inc.(a)	505	321,771
Patrick Industries, Inc.	5,294	318,222
Pool Corp.	775	308,931
PulteGroup, Inc.	7,546	341,532
Ralph Lauren Corp.	3,230	326,521
Ruth's Hospitality Group, Inc.	15,700	289,351
Shoe Carnival, Inc.	11,180	304,767
Signet Jewelers, Ltd.	4,804	286,318
Skechers U.S.A., Inc., Class A(a)	9,392	370,045
Skyline Champion Corp.(a)	5,296	281,376
Smith & Wesson Brands, Inc.	22,352	346,009
Steven Madden, Ltd.	9,065	337,037
Sturm Ruger & Co., Inc.	4,998	339,314
Tapestry, Inc.	10,035	346,208
Target Corp.	1,620	262,246
Taylor Morrison Home Corp., Class A(a)	11,460	331,996
Tempur Sealy International, Inc.	11,078	292,127
Tesla, Inc.(a)	430	326,052
Texas Roadhouse, Inc.	4,475	348,916
Thor Industries, Inc.(b)	4,160	316,035
Tilly's, Inc., Class A(b)	36,000	298,080
TJX Cos., Inc.	5,695	362,031
Tractor Supply Co.	1,540	288,534
Ulta Beauty, Inc.(a)	942	398,560
Vista Outdoor, Inc.(a)	9,708	374,146
Whirlpool Corp.	1,845	339,923
Williams-Sonoma, Inc.(b)	2,347	300,228
Winnebago Industries, Inc.(b)	5,906	292,052
Zumiez, Inc.(a)	8,484	278,360
Total Consumer Discretionary		23,029,172

Consumer Staples (4.22%)
Archer-Daniels-Midland Co.	4,215	382,806
Bunge, Ltd.	3,251	384,658
Church & Dwight Co., Inc.	3,520	317,011
Coca-Cola Co.	5,888	373,181
Costco Wholesale Corp.	645	300,712
Darling Ingredients, Inc.(a)	4,930	394,745
Estee Lauder Cos., Inc., Class A	1,348	343,268
Hershey Co.	1,677	355,038
Ingles Markets, Inc., Class A	3,875	345,107
Inter Parfums, Inc.	4,252	313,798
Kellogg Co.	5,690	396,821
MGP Ingredients, Inc.	4,397	425,893
Monster Beverage Corp.(a)	4,647	414,141
Procter & Gamble Co.	2,341	346,187
Sanderson Farms, Inc.	1,953	389,624
Tyson Foods, Inc., Class A	4,073	364,982
Total Consumer Staples		5,847,972

4 | May 31, 2022

Barron’s 400SM ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
Energy (11.58%)
APA Corp.	9,570	$449,886
Brigham Minerals, Inc., Class A	14,550	441,010
California Resources Corp.	8,299	362,417
Callon Petroleum Co.(a)	6,495	379,698
Chesapeake Energy Corp.(b)	4,660	453,791
Chevron Corp.	2,220	387,745
Civitas Resources, Inc.	6,360	485,586
ConocoPhillips	3,695	415,170
Continental Resources, Inc.	6,180	420,673
Coterra Energy, Inc.	14,970	513,920
Denbury, Inc.(a)	5,090	372,283
Devon Energy Corp.	6,635	496,961
Diamondback Energy, Inc.	2,825	429,457
EOG Resources, Inc.	3,066	419,919
Exxon Mobil Corp.	4,560	437,760
FLEX LNG, Ltd.(b)	16,865	452,319
Halliburton Co.	10,115	409,658
Hess Corp.	3,795	467,051
Kimbell Royalty Partners LP	22,800	432,288
Laredo Petroleum, Inc.(a)	5,165	434,738
Magnolia Oil & Gas Corp., Class A	16,312	450,374
Marathon Oil Corp.	16,235	510,266
Matador Resources Co.	6,920	421,428
Oasis Petroleum, Inc.	2,506	397,777
Occidental Petroleum Corp.	6,450	447,050
ONEOK, Inc.	5,473	360,397
Ovintiv, Inc.	8,160	456,878
PDC Energy, Inc.	5,400	427,356
Pioneer Natural Resources Co.	1,540	428,028
San Juan Basin Royalty Trust	56,370	726,609
SandRidge Energy, Inc.(a)	26,070	614,470
Targa Resources Corp.	5,410	389,628
Texas Pacific Land Corp.	284	444,741
VAALCO Energy, Inc.(b)	68,750	526,625
Whiting Petroleum Corp.	4,434	392,232
Williams Cos., Inc.	11,240	416,554
Total Energy		16,072,743

Financials (17.27%)
Allegiance Bancshares, Inc.	7,824	314,916
Ally Financial, Inc.	8,475	373,239
A-Mark Precious Metals, Inc.	5,105	388,133
American Express Co.	1,995	336,796
American International Group, Inc.	6,005	352,373
Ameriprise Financial, Inc.	1,250	345,337
Ameris Bancorp	7,466	340,375
Associated Banc-Corp	15,180	314,226
Atlantic Union Bankshares Corp.	8,925	314,695
Atlanticus Holdings Corp.(a)	7,217	280,813
BancFirst Corp.	4,345	394,222
Bank OZK	8,009	332,133
Banner Corp.	5,835	339,072
Blackstone, Inc.	3,180	374,572
Byline Bancorp, Inc.	13,174	329,087
Capital One Financial Corp.	2,609	333,587
Security Description	Shares	Value
Financials (continued)
Cathay General Bancorp	7,779	$319,795
Central Pacific Financial Corp.	12,592	303,971
Cincinnati Financial Corp.	2,685	343,304
Citizens Financial Group, Inc.	13,844	572,850
Cohen & Steers, Inc.	4,513	343,936
ConnectOne Bancorp, Inc.	10,750	296,270
Credit Acceptance Corp.(a)(b)	708	421,479
Customers Bancorp, Inc.(a)	6,150	253,995
Dime Community Bancshares, Inc.	10,370	326,033
Eagle Bancorp, Inc.	5,985	296,617
East West Bancorp, Inc.	4,600	338,284
Enova International, Inc.(a)	9,940	313,905
Enterprise Financial Services Corp.	7,110	329,264
Evercore, Inc., Class A	3,106	354,705
FactSet Research Systems, Inc.	842	321,459
FB Financial Corp.	7,641	321,075
Fidelity National Financial, Inc., Class A	7,260	307,098
Fifth Third Bancorp	7,660	302,034
First BanCorp	27,299	407,574
First Foundation, Inc.	13,645	307,695
Flagstar Bancorp, Inc.	8,001	308,279
Flushing Financial Corp.	15,120	349,272
Franklin Resources, Inc.	13,025	352,717
Hamilton Lane, Inc., Class A	4,690	326,189
Hanmi Financial Corp.	14,160	330,494
HomeStreet, Inc.	6,860	276,527
Horizon Bancorp, Inc.	17,545	315,284
Houlihan Lokey, Inc.	3,571	306,892
Independent Bank Corp.	14,958	296,318
International Bancshares Corp.	8,235	345,294
KeyCorp	14,712	293,652
Kinsale Capital Group, Inc.	1,610	354,007
Lakeland Bancorp, Inc.	19,950	309,624
Live Oak Bancshares, Inc.	6,331	254,253
Merchants Bancorp	12,507	318,803
Mr Cooper Group, Inc.(a)	7,425	321,948
OFG Bancorp	12,945	366,861
Old Republic International Corp.	13,740	328,661
Origin Bancorp, Inc.	7,965	311,272
Pacific Premier Bancorp, Inc.	9,546	310,818
Piper Sandler Cos.	2,810	370,330
Popular, Inc.	4,345	355,030
Premier Financial Corp.	10,950	297,511
Regional Management Corp.	7,793	370,791
Regions Financial Corp.	15,410	340,407
SEI Investments Co.	6,070	354,670
ServisFirst Bancshares, Inc.	3,879	323,353
Signature Bank/New York NY	1,195	258,443
SLM Corp.	20,015	392,094
Stifel Financial Corp.	5,350	343,309
Synovus Financial Corp.	7,282	310,577
Towne Bank	11,325	333,861
US Bancorp	6,465	343,098
Western Alliance Bancorp	4,214	342,893

5 | May 31, 2022

Barron’s 400SM ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
Financials (continued)
WSFS Financial Corp.	6,925	$296,251
Zions Bancorp NA	5,377	306,704
Total Financials		23,961,406

Health Care (9.94%)
Abbott Laboratories	2,990	351,205
AbbVie, Inc.	2,253	332,025
Agilent Technologies, Inc.	2,680	341,861
Amgen, Inc.	1,510	387,677
AMN Healthcare Services, Inc.(a)	3,440	333,336
Bio-Rad Laboratories, Inc., Class A(a)	637	342,572
Bio-Techne Corp.	860	317,968
Bristol-Myers Squibb Co.	5,045	380,645
Catalent, Inc.(a)	3,630	374,108
Catalyst Pharmaceuticals, Inc.(a)	46,261	333,079
Cooper Cos, Inc.	893	313,211
Corcept Therapeutics, Inc.(a)	14,635	304,993
Cross Country Healthcare, Inc.(a)	16,870	297,755
Danaher Corp.	1,291	340,592
DaVita, Inc.(a)	3,181	310,116
Doximity, Inc.(a)(b)	8,070	282,369
Dynavax Technologies Corp.(a)(b)	33,585	398,318
Edwards Lifesciences Corp.(a)	3,282	330,990
HCA Healthcare, Inc.	1,314	276,466
Henry Schein, Inc.(a)	4,043	346,243
Hologic, Inc.(a)	4,949	372,511
IDEXX Laboratories, Inc.(a)	694	271,784
Innoviva, Inc.(a)	18,932	287,198
Johnson & Johnson	1,992	357,624
Laboratory Corp. of America Holdings	1,291	318,516
Maravai LifeSciences Holdings, Inc., Class A(a)	9,071	282,562
Merck & Co., Inc.	4,480	412,294
Mettler-Toledo International, Inc.(a)	263	338,250
Moderna, Inc.(a)	2,359	342,833
PerkinElmer, Inc.	2,067	309,368
Pfizer, Inc.	6,731	357,012
Quest Diagnostics, Inc.	2,467	347,896
QuidelOrtho Corp.(a)	3,360	319,301
Regeneron Pharmaceuticals, Inc.(a)	528	350,983
Thermo Fisher Scientific, Inc.	636	360,975
Veeva Systems, Inc., Class A(a)	2,005	341,371
Vertex Pharmaceuticals, Inc.(a)	1,414	379,871
Vir Biotechnology, Inc.(a)	15,170	391,538
Waters Corp.(a)	1,097	359,761
West Pharmaceutical Services, Inc.	904	280,584
Zoetis, Inc.	1,850	316,220
Total Health Care		13,793,981
Security Description	Shares	Value
Industrials (15.30%)
AGCO Corp.	2,763	$354,023
Allison Transmission Holdings, Inc.	9,120	364,891
AMETEK, Inc.	2,700	327,969
AO Smith Corp.	5,304	318,876
ArcBest Corp.	4,150	313,865
Atkore, Inc.(a)	3,454	376,210
Atlas Air Worldwide Holdings, Inc.(a)	4,139	288,530
BlueLinx Holdings, Inc.(a)	3,996	330,309
Boise Cascade Co.	4,487	346,935
Builders FirstSource, Inc.(a)	4,800	312,432
BWX Technologies, Inc.	6,625	339,200
Carlisle Cos., Inc.	1,470	374,012
CH Robinson Worldwide, Inc.	3,540	384,125
Cintas Corp.	915	364,472
Copart, Inc.(a)	2,905	332,710
CSW Industrials, Inc.	2,959	314,009
CSX Corp.	10,244	325,657
Donaldson Co., Inc.	6,780	354,458
Dover Corp.	2,296	307,457
Eagle Bulk Shipping, Inc.	6,335	464,102
Emerson Electric Co.	3,797	336,642
Encore Wire Corp.	2,861	357,682
Equifax, Inc.	1,514	306,706
Expeditors International of Washington, Inc.	3,508	381,811
Fastenal Co.	6,295	337,160
Fortune Brands Home & Security, Inc.	4,140	287,109
Franklin Electric Co., Inc.	4,220	311,098
Genco Shipping & Trading, Ltd.	18,470	466,368
Generac Holdings, Inc.(a)	1,220	301,438
Golden Ocean Group, Ltd.(b)	31,725	468,261
Graco, Inc.	5,054	319,918
Heidrick & Struggles International, Inc.	8,800	304,128
IDEX Corp.	1,810	346,706
Insteel Industries, Inc.	9,348	387,101
JB Hunt Transport Services, Inc.	1,756	303,050
Knight-Swift Transportation Holdings, Inc.	6,610	321,510
Korn Ferry	5,380	330,655
Landstar System, Inc.	2,280	345,260
Lockheed Martin Corp.	780	343,286
Matson, Inc.	3,074	276,291
Mueller Industries, Inc.	6,160	331,716
Nordson Corp.	1,590	346,429
Norfolk Southern Corp.	1,304	312,517
Northrop Grumman Corp.	780	365,017
Old Dominion Freight Line, Inc.	1,134	292,844
Owens Corning	3,762	359,572
PACCAR, Inc.	4,010	348,228
Parker-Hannifin Corp.	1,252	340,757
Republic Services, Inc.	2,720	364,045
Robert Half International, Inc.	3,085	278,113
Saia, Inc.(a)	1,350	266,747

6 | May 31, 2022

Barron’s 400SM ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
Industrials (continued)
Schneider National, Inc., Class B	13,600	$328,304
Simpson Manufacturing Co., Inc.	2,997	324,725
Snap-on, Inc.	1,732	384,296
TriNet Group, Inc.(a)	3,970	311,804
Triton International, Ltd.	5,330	339,894
UFP Industries, Inc.	4,071	314,281
Union Pacific Corp.	1,342	294,945
United Parcel Service, Inc., Class B	1,667	303,811
United Rentals, Inc.(a)	1,070	319,053
Watsco, Inc.	1,200	306,756
Werner Enterprises, Inc.	8,190	332,268
WW Grainger, Inc.	706	343,871
Total Industrials		21,236,415

Information Technology (13.19%)
Adobe, Inc.(a)	833	346,928
Advanced Micro Devices, Inc.(a)	3,223	328,295
Akamai Technologies, Inc.(a)	3,162	319,488
Alpha & Omega Semiconductor, Ltd.(a)	7,170	314,978
Amkor Technology, Inc.	16,353	334,255
Amphenol Corp., Class A	4,754	336,868
Apple, Inc.	2,268	337,569
Applied Materials, Inc.	2,803	328,764
Arista Networks, Inc.(a)	2,898	296,407
Automatic Data Processing, Inc.	1,646	366,959
Axcelis Technologies, Inc.(a)	5,410	335,744
Badger Meter, Inc.	3,690	292,027
Broadcom, Inc.	594	344,597
Cadence Design Systems, Inc.(a)	2,468	379,406
Ciena Corp.(a)	6,220	316,100
Cisco Systems, Inc.	6,316	284,536
Clearfield, Inc.(a)(b)	5,887	363,817
Cognex Corp.	5,228	253,140
Cognizant Technology Solutions Corp., Class A	3,957	295,588
Corning, Inc.	9,612	344,302
Diodes, Inc.(a)	4,143	319,052
Entegris, Inc.	2,828	313,795
Fair Isaac Corp.(a)	732	299,791
FleetCor Technologies, Inc.(a)	1,523	378,938
Fortinet, Inc.(a)	1,239	364,439
Gartner, Inc.(a)	1,250	328,000
Global Payments, Inc.	2,740	359,050
GoDaddy, Inc., Class A(a)	4,585	344,104
Intel Corp.	7,845	348,475
Intuit, Inc.	796	329,910
Jack Henry & Associates, Inc.	1,965	369,656
Keysight Technologies, Inc.(a)	2,350	342,160
KLA Corp.	1,049	382,728
Mastercard, Inc., Class A	1,050	375,763
Microchip Technology, Inc.	4,900	355,985
Micron Technology, Inc.	4,815	355,540
Microsoft Corp.	1,222	332,225
Security Description	Shares	Value
Information Technology (continued)
MKS Instruments, Inc.	2,440	$301,340
Monolithic Power Systems, Inc.	833	375,175
NetApp, Inc.	4,282	308,090
NVIDIA Corp.	1,559	291,096
ON Semiconductor Corp.(a)	6,208	376,701
Onto Innovation, Inc.(a)	4,476	359,781
Paychex, Inc.	2,859	354,030
Photronics, Inc.(a)	21,485	467,084
Power Integrations, Inc.	3,999	337,436
Qorvo, Inc.(a)	2,900	324,075
QUALCOMM, Inc.	2,435	348,741
SS&C Technologies Holdings, Inc.	4,590	293,714
Synopsys, Inc.(a)	1,230	392,616
Teledyne Technologies, Inc.(a)	820	332,223
Texas Instruments, Inc.	2,037	360,060
Visa, Inc., Class A, Class A	1,700	360,689
Zebra Technologies Corp., Class A(a)	905	306,062
Total Information Technology		18,308,292

Materials (6.74%)
Alcoa Corp.	4,765	294,096
Ball Corp.	3,843	272,430
Celanese Corp.	2,537	397,091
CF Industries Holdings, Inc.	3,705	365,943
Cliffs Natural Resources, Inc.(a)	13,881	321,762
Commercial Metals Co.	8,500	337,705
Dow Chemical Co.	5,983	406,724
Eagle Materials, Inc.	2,636	344,156
FMC Corp.	2,755	337,708
Freeport-McMoRan, Inc.	7,940	310,295
Greif, Inc., Class A	5,870	349,089
Hawkins, Inc.	7,690	278,070
Huntsman Corp.	9,120	330,600
Louisiana-Pacific Corp.	5,097	351,999
Mesabi Trust(b)	13,620	370,873
Mosaic Co.	5,971	374,083
Nucor Corp.	2,577	341,350
Olin Corp.	6,980	459,214
Packaging Corp. of America	2,311	363,474
Reliance Steel & Aluminum Co.	1,840	357,696
Royal Gold, Inc.	2,566	290,163
Schnitzer Steel Industries, Inc., Class A	7,330	297,745
Southern Copper Corp.	5,141	317,611
Steel Dynamics, Inc.	4,772	407,433
TimkenSteel Corp.(a)	17,470	403,557
United States Steel Corp.	10,880	272,762
Westlake Corp.	3,030	400,293
Total Materials		9,353,922

Real Estate (0.65%)
CBRE Group, Inc., Class A(a)	3,980	329,703
Marcus & Millichap, Inc.	7,590	317,869

7 | May 31, 2022

Barron’s 400SM ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
Real Estate (continued)
Newmark Group, Inc.	22,680	$251,068
Total Real Estate		898,640

Utilities (0.27%)
CMS Energy Corp.	5,190	368,698

TOTAL COMMON STOCKS
(Cost $126,162,372)		135,540,116

Security Description	Shares	Value
LIMITED PARTNERSHIPS (1.92%)
Energy (1.38%)
Cheniere Energy Partners LP	7,350	395,209
Enterprise Products Partners LP	14,560	399,235
KKR & Co., LP	6,701	367,282
Magellan Midstream Partners LP	7,470	386,199
MPLX LP	11,190	368,711
Total Energy		1,916,636

Financials (0.23%)
Carlyle Group, Inc.	8,147	313,904

Materials (0.31%)
CVR Partners LP	3,310	429,307

TOTAL LIMITED PARTNERSHIPS
(Cost $2,670,738)		2,659,847

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.98%)
Money Market Fund (0.29%)
State Street Institutional
Treasury Plus
Money Market Fund
(Cost $399,804)	0.75%	399,804	399,804

Investments Purchased with Collateral from Securities Loaned (1.69%)
State Street Navigator
Securities Lending
Government Money Market
Portfolio, 0.80%
(Cost $2,349,632)		2,349,632	2,349,632
TOTAL SHORT TERM INVESTMENTS
(Cost $2,749,436)			2,749,436

TOTAL INVESTMENTS (101.58%)
(Cost $131,582,546)			$140,949,399
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.58%)			(2,188,046)
NET ASSETS - 100.00%			$138,761,353
(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $5,186,628.

See Notes to Financial Statements.

8 | May 31, 2022

Barron’s 400SM ETF

Statement of Assets and Liabilities	May 31, 2022 (Unaudited)

ASSETS:
Investments, at value	$140,949,399
Dividends receivable	235,621
Total Assets	141,185,020

LIABILITIES:
Payable to adviser	74,035
Payable for collateral upon return of securities loaned	2,349,632
Total Liabilities	2,423,667
NET ASSETS	$138,761,353

NET ASSETS CONSIST OF:
Paid-in capital	$176,748,941
Total distributable earnings	(37,987,588)
NET ASSETS	$138,761,353

INVESTMENTS, AT COST	$131,582,546

PRICING OF SHARES
Net Assets	$138,761,353
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,450,000
Net Asset Value, offering and redemption price per share	$56.64

See Notes to Financial Statements.

9 | May 31, 2022

Barron’s 400SM ETF

Statement of Operations	For the Six Months Ended May 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$1,309,801
Securities Lending Income	4,462
Total Investment Income	1,314,263

EXPENSES:
Investment adviser fees	472,369
Net Expenses	472,369
NET INVESTMENT INCOME	841,894

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments(b)	7,670,296
Net change in unrealized appreciation/(depreciation) on investments	(21,126,236)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(13,455,940)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,614,046)

(a)	Net of foreign tax withholding of $1,520.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

10 | May 31, 2022

Barron’s 400SM ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$841,894	$1,264,631
Net realized gain	7,670,296	35,081,287
Net change in unrealized appreciation/depreciation	(21,126,236)	2,133,972
Net increase/(decrease) in net assets resulting from operations	(12,614,046)	38,479,890

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,433,725)	(1,258,708)
Total distributions	(1,433,725)	(1,258,708)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	94,843,165
Cost of shares redeemed	(3,159,145)	(94,389,197)
Net increase/(decrease) from capital share transactions	(3,159,145)	453,968
Net increase/(decrease) in net assets	(17,206,916)	37,675,150

NET ASSETS:
Beginning of period	155,968,269	118,293,119
End of period	$138,761,353	$155,968,269

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,500,000	2,500,000
Shares sold	–	1,650,000
Shares redeemed	(50,000)	(1,650,000)
Shares outstanding, end of period	2,450,000	2,500,000

See Notes to Financial Statements.

11 | May 31, 2022

Barron’s 400SM ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$62.39		$47.32	$42.04	$40.42	$41.54	$34.35

INCOME FROM OPERATIONS:
Net investment income(a)	0.34		0.52	0.43	0.44	0.40	0.29
Net realized and unrealized gain/(loss)	(5.52)		15.05	5.14	1.51	(1.27)	7.17
Total from investment operations	(5.18)		15.57	5.57	1.95	(0.87)	7.46

DISTRIBUTIONS:
From net investment income	(0.57)		(0.50)	(0.29)	(0.33)	(0.25)	(0.27)
Total distributions	(0.57)		(0.50)	(0.29)	(0.33)	(0.25)	(0.27)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.75)		15.07	5.28	1.62	(1.12)	7.19
NET ASSET VALUE, END OF PERIOD	$56.64		$62.39	$47.32	$42.04	$40.42	$41.54
TOTAL RETURN(b)	(8.41)%		33.18%	13.33%	5.00%	(2.12)%	21.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$138,761		$155,968	$118,293	$147,150	$163,708	$205,601

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.65	%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.16	%(c)	0.90%	1.08%	1.10%	0.93%	0.78%
Portfolio turnover rate(d)	49%		91%	83%	109%	88%	84%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

12 | May 31, 2022

Barron’s 400SM ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2022, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. On October 1, 2021, the Fund reduced its Creation Unit size from 50,000 to 25,000 shares.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

13 | May 31, 2022

Barron’s 400SM ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2022:

Barron's 400 ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$135,540,116	$–	$–	$135,540,116
Limited Partnerships*	2,659,847	–	–	2,659,847
Short Term Investments	2,749,436	–	–	2,749,436
Total	$140,949,399	$–	$–	$140,949,399

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six months ended May 31, 2022.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

14 | May 31, 2022

Barron’s 400SM ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2022.

The tax character of the distributions paid during the fiscal year ended November 30, 2021 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
Barron’s 400SM ETF	$1,258,708	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Barron’s 400SM ETF	$37,589,993	$17,906,661

The Barron’s 400SM ETF used capital loss carryovers during the year ended November 30, 2021 in the amount of $538,562.

As of May 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$19,012,257
Gross depreciation (excess of tax cost over value)	(9,626,275)
Net unrealized appreciation (depreciation)	$9,385,982
Cost of investments for income tax purposes	$131,563,417

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2022.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

15 | May 31, 2022

Barron’s 400SM ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of May 31, 2022:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Barron's 400 ETF	$5,186,628	$2,349,632	$3,066,995	$5,416,627

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of May 31, 2022:

Barron's 400 ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$2,349,632	$–	$–	$–	$2,349,632
Total Borrowings					2,349,632
Gross amount of recognized liabilities for securities lending (collateral received)					$2,349,632

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

16 | May 31, 2022

Barron’s 400SM ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles. Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2022 the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$71,896,343	$72,597,451

For the six months ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$–	$3,156,132

For the six months ended May 31, 2022 the Barron's 400 ETF had in-kind net realized gains of $801,304.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the six months ended May 31, 2022 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the six months ended May 31, 2022, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Barron's 400 ETF	$2,128,652	$304,289	$(62,415)

7. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

17 | May 31, 2022

Barron’s 400SM ETF

Notes to Financial Statements	May 31, 2022 (Unaudited)

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

8. SUBSEQUENT EVENTS

Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Fund. The report of Deloitte on the Fund’s financial statements as of and for the fiscal years or periods ended November 30, 2021 and November 30, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s fiscal year or period ended November 30, 2021 and November 30, 2020, and through March 31, 2022, there were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such year or period. During the Fund’s fiscal years or periods ended November 30, 2021 and November 30, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During the Fund’s fiscal year or period ended November 30, 2021 and November 30, 2020, and during the subsequent interim period through March 31, 2022, neither the Fund, nor anyone on their behalf, consulted with Deloitte, on behalf of the Fund, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 21, 2022, upon the recommendation of the Fund’s Audit Committee, the Board of Trustees of the Fund approved the engagement of BBD, LLP (“BBD”) as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2022. The Board and its Audit Committee considered the engagement of BBD in connection with the resignation of the Fund’s former independent registered accounting firm on March 31, 2022.

18 | May 31, 2022

Barron’s 400SM ETF

Additional Information	May 31, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Barron’s 400 ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
Barron's 400 ETF	100.00%	100.00%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

LICENSING AGREEMENT

MarketGrader Capital, LLC (the “Index Provider”) has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. The Index Provider in turn has entered into the Sublicense Agreement with ALPS Advisers, Inc. to use the Underlying Index. The following disclosure relates to such licensing agreements:

The Barron’s 400 ETF (the “Fund”) is not sponsored, managed or advised by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of a market or sector. The Index Provider’s only relationship to ALPS Advisors, Inc. (the “Adviser”) or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital, LLC (“MarketGrader”). “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (the “Sub-Licensee”). The Barron’s 400SM ETF (the “Product”) is not sponsored or advised by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund particularly. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. The Barron's 400 IndexSM is determined, composed and calculated by MarketGrader without regard to DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the calculation of the Barron's 400 IndexSM or in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

19 | May 31, 2022

Barron’s 400SM ETF

Additional Information	May 31, 2022 (Unaudited)

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONESAND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

20 | May 31, 2022

Barron’s 400SM ETF

Liquidity Risk Management Program	May 31, 2022 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 7, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program for the period January 1, 2021 through December 31, 2021 (the “Period”). The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report also discussed notable events affecting liquidity over the Period, including extended market holidays and closures in certain countries. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

21 | May 31, 2022

Must be accompanied or preceded by a prospectus.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the Barron’s 400SM ETF.

Semi-Annual Report

May 31, 2022

RiverFront Dynamic Core Income ETF (NYSE ARCA: RFCI)
RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)
RiverFront Dynamic US Flex-Cap ETF (NYSE ARCA: RFFC)
RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
RiverFront Dynamic Core Income ETF	1
RiverFront Dynamic US Dividend Advantage ETF	3
RiverFront Dynamic US Flex-Cap ETF	5
RiverFront Strategic Income Fund	7
Disclosure of Fund Expenses	9
Financial Statements
Schedule of Investments
RiverFront Dynamic Core Income ETF	10
RiverFront Dynamic US Dividend Advantage ETF	13
RiverFront Dynamic US Flex-Cap ETF	15
RiverFront Strategic Income Fund	17
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets
RiverFront Dynamic Core Income ETF	22
RiverFront Dynamic US Dividend Advantage ETF	23
RiverFront Dynamic US Flex-Cap ETF	24
RiverFront Strategic Income Fund	25
Financial Highlights	26
Notes to Financial Statements	30
Additional Information	38
Liquidity Risk Management Program	39

alpsfunds.com

RiverFront Dynamic Core Income ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

RiverFront Dynamic Core Income ETF (the “Fund” or "RFCI") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Performance (as of May 31, 2022)

	6 Months	1 Year	5 Year	Since Inception^
RiverFront Dynamic Core Income ETF – NAV	-6.91%	-6.25%	1.18%	1.08%
RiverFront Dynamic Core Income ETF – Market Price*	-6.83%	-6.14%	1.14%	1.09%
Bloomberg U.S. Aggregate Bond Total Return Index	-9.15%	-8.22%	1.18%	1.07%

Total Expense Ratio (per the current prospectus) is 0.51%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Bloomberg U.S. Aggregate Bond Total Return Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Core Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Core Income ETF.

1 | May 31, 2022

RiverFront Dynamic Core Income ETF

Performance Overview	May 31, 2022 (Unaudited)

Top 10 Holdings*^ (as of May 31, 2022)

United States Treasury Bond	6.28%
United States Treasury Note	3.18%
Iron Mountain, Inc.	2.03%
Dollar Tree, Inc.	1.97%
Ball Corp.	1.97%
Marathon Oil Corp.	1.96%
Boeing Co.	1.95%
Sabine Pass Liquefaction LLC	1.95%
Citigroup, Inc.	1.94%
HSBC Holdings PLC	1.94%
Total % of Top 10 Holdings	25.17%

*	% of Total Investments.
^	Excludes Money Market Fund

Future holdings are subject to change.

Asset Allocation* (as of May 31, 2022)

Growth of $10,000 (as of May 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | May 31, 2022

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

RiverFront Dynamic US Dividend Advantage ETF (the “Fund” or "RFDA") seeks to provide capital appreciation and dividend income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies with the potential for dividend income. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Performance (as of May 31, 2022)

	6 Months	1 Year	5 Year	Since Inception^
RiverFront Dynamic US Dividend Advantage ETF – NAV	6.39%	12.71%	13.03%	13.27%
RiverFront Dynamic US Dividend Advantage ETF – Market Price*	6.27%	12.64%	13.02%	13.26%
S&P 500® Total Return Index	-8.85%	-0.30%	13.38%	13.98%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Dividend Advantage ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Dividend Advantage ETF.

3 | May 31, 2022

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	May 31, 2022 (Unaudited)

Top 10 Holdings* (as of May 31, 2022)

Exxon Mobil Corp.	5.12%
AbbVie, Inc.	4.29%
Bristol-Myers Squibb Co.	3.57%
Altria Group, Inc.	3.49%
Merck & Co., Inc.	3.45%
Coca-Cola Co.	3.40%
International Business Machines Corp.	3.38%
Southwest Gas Holdings, Inc.	3.07%
Microsoft Corp.	2.94%
Duke Energy Corp.	2.89%
Total % of Top 10 Holdings	35.60%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Asset Allocation* (as of May 31, 2022)

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4 | May 31, 2022

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

RiverFront Dynamic US Flex-Cap ETF (the “Fund” or "RFFC") seeks to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Performance (as of May 31, 2022)

	6 Months	1 Year	5 Year	Since Inception^
RiverFront Dynamic US Flex-Cap ETF – NAV	-4.73%	1.30%	9.77%	10.95%
RiverFront Dynamic US Flex-Cap ETF – Market Price*	-4.75%	1.26%	9.75%	10.94%
S&P Composite 1500® Total Return Index	-8.68%	-0.91%	13.04%	13.68%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

S&P Composite 1500® Total Return Index is the Standard & Poor’s broad-based unmanaged capitalization-weighted index comprising 1,500 stocks of Large-cap, Mid-cap, and Small-cap U.S. companies. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Flex-Cap ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Flex-Cap ETF.

5 | May 31, 2022

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	May 31, 2022 (Unaudited)

Top 10 Holdings* (as of May 31, 2022)

Apple, Inc.	5.76%
Microsoft Corp.	4.77%
Amazon.com, Inc.	2.95%
UnitedHealth Group, Inc.	1.85%
Exxon Mobil Corp.	1.75%
Berkshire Hathaway, Inc.	1.65%
Johnson & Johnson	1.63%
Pfizer, Inc.	1.57%
Visa, Inc.	1.52%
Mastercard, Inc.	1.45%
Total % of Top 10 Holdings	24.90%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Asset Allocation* (as of May 31, 2022)

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | May 31, 2022

RiverFront Strategic Income Fund

Performance Overview	May 31, 2022 (Unaudited)

Investment Objective

The RiverFront Strategic Income Fund (the “Fund” or "RIGS") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund utilizes various investment strategies in a broad array of fixed income sectors.

Performance (as of May 31, 2022)

	6 Months	1 Year	5 Year	Since Inception^
RiverFront Strategic Income Fund – NAV	-3.74%	-3.48%	1.95%	3.16%
RiverFront Strategic Income Fund – Market Price*	-3.66%	-3.44%	1.90%	3.16%
Bloomberg U.S. Aggregate Bond Total Return Index	-9.15%	-8.22%	1.18%	1.99%

Total Expense Ratio (per the current prospectus) is 0.46%. The Fund’s management fees consist of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser. Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Bloomberg U.S. Aggregate Bond Total Return Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Strategic Income Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund's shares are not individually redeemable. Investors buy and sell shares of the fund on a secondary market. Only market makers or "authorized participants" may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the RiverFront Strategic Income Fund.

7 | May 31, 2022

RiverFront Strategic Income Fund

Performance Overview	May 31, 2022 (Unaudited)

Top 10 Holdings*^ (as of May 31, 2022)

U.S. Treasury Note	3.72%
T-Mobile USA, Inc.	1.32%
DR Horton, Inc.	1.24%
Vistra Operations Co. LLC	1.20%
PulteGroup, Inc.	1.20%
Goldman Sachs Group, Inc.	1.19%
Bank of America Corp.	1.19%
JPMorgan Chase & Co.	1.18%
Citigroup, Inc.	1.18%
WESCO Distribution, Inc.	1.11%
Total % of Top 10 Holdings	14.53%

*	% of Total Investments.
^	Excludes Money Market

Fund Future holdings are subject to change.

Asset Allocation* (as of May 31, 2022)

Growth of $10,000 (as of May 31, 2022)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8 | May 31, 2022

RiverFront ETFs

Disclosure of Fund Expenses	May 31, 2022 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through May 31, 2022.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Ending Account Value 5/31/22	Expense Ratio(a)	Expenses Paid During Period 12/1/21 - 5/31/22(b)
RiverFront Dynamic Core Income ETF
Actual	$1,000.00	$930.90	0.51%	$2.46
Hypothetical (5% return before expenses)	$1,000.00	$1,022.39	0.51%	$2.57
RiverFront Dynamic US Dividend Advantage ETF
Actual	$1,000.00	$1,063.90	0.52%	$2.68
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	0.52%	$2.62
RiverFront Dynamic US Flex-Cap ETF
Actual	$1,000.00	$952.70	0.52%	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	0.52%	$2.62
RiverFront Strategic Income Fund
Actual	$1,000.00	$962.60	0.46%	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.64	0.46%	$2.32

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

9 | May 31, 2022

RiverFront Dynamic Core Income ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Principal Amount	Value
CORPORATE BONDS (67.69%)
Communications (8.33%)
AT&T, Inc.
2.55%, 12/01/2033	$1,449,000	$1,234,870
Charter Communications
Operating LLC / Charter Communications Operating Capital
4.91%, 07/23/2025	789,000	806,660
Comcast Corp.
4.15%, 10/15/2028	783,000	802,683
Discovery Communications LLC
3.95%, 03/20/2028	1,466,000	1,415,624
Sirius XM Radio, Inc.
3.13%, 09/01/2026(a)	894,000	845,192
Verizon Communications, Inc.
2.36%, 03/15/2032(a)	725,000	622,267
Walt Disney Co.
2.00%, 09/01/2029	894,000	789,839
Total Communications		6,517,135

Consumer Discretionary (5.09%)
Alibaba Group Holding, Ltd.
3.60%, 11/28/2024	173,000	172,942
3.40%, 12/06/2027	147,000	141,870
Amazon.com, Inc.
3.15%, 08/22/2027	299,000	296,255
CoreCivic, Inc.
4.63%, 05/01/2023	155,000	155,071
Ford Motor Co.
9.63%, 04/22/2030	1,129,000	1,372,225
General Motors Financial Co., Inc.
3.70%, 05/09/2023	250,000	251,355
3.60%, 06/21/2030	778,000	699,372
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027	789,000	758,860
Marriott International, Inc.
4.00%, 04/15/2028(b)	135,000	131,398
Total Consumer Discretionary		3,979,348

Consumer Staples (3.13%)
Anheuser-Busch InBev
Worldwide, Inc.
4.00%, 04/13/2028	908,000	916,955
Dollar Tree, Inc.
4.00%, 05/15/2025	1,520,000	1,534,003
Total Consumer Staples		2,450,958

Energy (8.45%)
Chevron Corp.
2.90%, 03/03/2024	250,000	250,972
Continental Resources, Inc.
3.80%, 06/01/2024	147,000	148,072
Enterprise Products Operating LLC
3.35%, 03/15/2023	250,000	251,033
Energy (continued)
Exxon Mobil Corp.
3.04%, 03/01/2026	345,000	343,489
Hess Midstream Operations LP
4.25%, 02/15/2030(a)	789,000	725,174
Kinder Morgan Energy Partners LP
4.25%, 09/01/2024	147,000	148,929
Marathon Oil Corp.
4.40%, 07/15/2027	1,516,000	1,525,234
ONEOK Partners LP
3.38%, 10/01/2022	250,000	250,211
Ovintiv Exploration, Inc.
5.63%, 07/01/2024	147,000	154,743
Sabine Pass Liquefaction LLC
5.75%, 05/15/2024	1,466,000	1,515,430
Schlumberger Investment SA
3.65%, 12/01/2023	405,000	410,918
Shell International Finance BV
2.75%, 04/06/2030	789,000	731,852
Williams Cos., Inc.
3.90%, 01/15/2025	156,000	156,386
Total Energy		6,612,443

Financials (27.06%)
Aflac, Inc.
3.63%, 11/15/2024	173,000	175,468
Bank of America Corp.
4.25%, 10/22/2026	1,197,000	1,211,352
Berkshire Hathaway, Inc.
3.13%, 03/15/2026	250,000	249,886
Blackstone Private Credit Fund
3.25%, 03/15/2027(a)	847,000	749,599
Chubb INA Holdings, Inc.
3.35%, 05/03/2026	239,000	238,120
Citigroup, Inc.
3M US L + 1.43%,
09/01/2023(c)	250,000	250,320
4.45%, 09/29/2027	1,502,000	1,508,815
6.63%, 06/15/2032	503,000	573,044
Credit Suisse Group AG
4.55%, 04/17/2026	222,000	222,069
CubeSmart LP
2.25%, 12/15/2028	1,643,000	1,446,109
Discover Bank
4.65%, 09/13/2028	135,000	134,450
FS KKR Capital Corp.
4.25%, 02/14/2025(a)	1,567,000	1,507,363
Goldman Sachs Group, Inc.
3M US L + 0.75%,
02/23/2023(c)	405,000	404,365
3M US L + 1.60%,
11/29/2023(c)	250,000	252,428
5.95%, 01/15/2027	678,000	726,797
Host Hotels & Resorts LP
4.00%, 06/15/2025	1,078,000	1,068,184

See Notes to Financial Statements.

10 | May 31, 2022

RiverFront Dynamic Core Income ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Principal Amount	Value
Financials (continued)
HSBC Holdings PLC
4.30%, 03/08/2026	$135,000	$136,516
3.90%, 05/25/2026	173,000	171,151
4.38%, 11/23/2026	1,502,000	1,507,519
Iron Mountain, Inc.
4.88%, 09/15/2027(a)	1,602,000	1,580,653
JPMorgan Chase & Co.
3M US L + 1.23%,
10/24/2023(c)	559,000	560,394
4.25%, 10/01/2027	939,000	944,899
Lincoln National Corp.
3.35%, 03/09/2025	173,000	172,059
M&T Bank Corp.
3M US L + 0.68%,
07/26/2023(c)	250,000	250,435
MetLife, Inc.
3.60%, 04/10/2024	241,000	244,049
Mitsubishi UFJ Financial Group,
Inc.
3.85%, 03/01/2026	173,000	172,430
Mizuho Financial Group, Inc.
3M US L + 1.00%,
09/11/2024(c)	496,000	498,678
Morgan Stanley
3M US L + 1.40%,
10/24/2023(c)	496,000	497,451
5.00%, 11/24/2025	291,000	301,587
3.63%, 01/20/2027	384,000	380,361
NatWest Markets PLC
3.48%, 03/22/2025(a)	920,000	913,497
PNC Financial Services Group, Inc.
3.15%, 05/19/2027	173,000	168,909
3.45%, 04/23/2029	778,000	748,899
Truist Bank
3.30%, 05/15/2026	173,000	170,285
Wells Fargo & Co.
3.00%, 04/22/2026	1,075,000	1,043,536
Total Financials		21,181,677

Health Care (5.96%)
AbbVie, Inc.
3.20%, 11/21/2029	789,000	743,174
Bausch Health Cos., Inc.
6.13%, 02/01/2027(a)	1,615,000	1,476,110
Cigna Corp.
3.00%, 07/15/2023	240,000	240,577
CVS Health Corp.
4.30%, 03/25/2028	289,000	293,121
HCA, Inc.
5.38%, 09/01/2026	789,000	822,556
Johnson & Johnson
2.45%, 03/01/2026	250,000	245,705
Merck & Co., Inc.
2.80%, 05/18/2023	481,000	483,049
Pfizer, Inc.
3.20%, 09/15/2023	184,000	185,791
Health Care (continued)
UnitedHealth Group, Inc.
3.75%, 07/15/2025	173,000	176,293
Total Health Care		4,666,376

Industrials (2.86%)
3M Co.
3.25%, 02/14/2024	405,000	408,886
Boeing Co.
4.88%, 05/01/2025	1,500,000	1,516,685
CNH Industrial NV
4.50%, 08/15/2023	173,000	175,518
Textron, Inc.
3.65%, 03/15/2027	135,000	133,212
Total Industrials		2,234,301

Materials (3.32%)
Ball Corp.
4.00%, 11/15/2023	1,527,000	1,532,726
DuPont de Nemours, Inc.
4.73%, 11/15/2028	789,000	818,685
Glencore Funding LLC
3.00%, 10/27/2022(a)	250,000	249,914
Total Materials		2,601,325

Technology (3.00%)
Apple, Inc.
3.20%, 05/11/2027	789,000	789,908
Flex, Ltd.
5.00%, 02/15/2023	173,000	175,147
Microsoft Corp.
3.30%, 02/06/2027	671,000	679,970
Oracle Corp.
3.25%, 11/15/2027	754,000	706,231
Total Technology		2,351,256

Utilities (0.49%)
Dominion Energy, Inc.
4.25%, 06/01/2028	135,000	136,152
Southern Co.
2.95%, 07/01/2023	250,000	250,457
Total Utilities		386,609

TOTAL CORPORATE BONDS
(Cost $57,049,024)		52,981,428

GOVERNMENT BONDS (11.74%)
United States Treasury Bond
2.75%, 02/15/2028	4,917,000	4,888,764
United States Treasury Inflation
Indexed Bonds
2.13%, 02/15/2040(d)	273,634	343,030

See Notes to Financial Statements.

11 | May 31, 2022

RiverFront Dynamic Core Income ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Principal Amount	Value
Government Bonds (continued)
United States Treasury Note
2.88%, 10/31/2023	$1,470,000	$1,482,203
3.00%, 10/31/2025	2,454,000	2,472,789
TOTAL GOVERNMENT BONDS
(Cost $9,447,357)		9,186,786

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (19.98%)
Money Market Fund
State Street Institutional
Treasury Plus Money
Market Fund	0.75%	15,637,713	15,637,713

TOTAL SHORT TERM INVESTMENTS
(Cost $15,637,713)			15,637,713

TOTAL INVESTMENTS (99.41%)
(Cost $82,134,094)			$77,805,927
OTHER ASSETS IN EXCESS OF LIABILITIES (0.59%)			463,549
NET ASSETS - 100.00%			$78,269,476

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of May 31, 2022 was 0.97%

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $8,669,769, representing 11.08% of net assets.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2022, the market value of those securities was $131,398 representing 0.17% of net assets.
(c)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date.
(d)	Principal amount of security is adjusted for inflation.

See Notes to Financial Statements.

12 | May 31, 2022

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.62%)
Communication Services (2.92%)
AT&T, Inc.	46,648	$993,136
Meta Platforms, Inc., Class A(a)	1,460	282,714
Sirius XM Holdings, Inc.(b)	129,684	829,978
Verizon Communications, Inc.	23,232	1,191,569
Total Communication Services		3,297,397

Consumer Staples (10.69%)
Altria Group, Inc.	72,755	3,935,318
Coca-Cola Co.	60,543	3,837,215
Colgate-Palmolive Co.	18,037	1,421,496
Mondelez International, Inc., Class A	26,247	1,668,259
Philip Morris International, Inc.	4,395	466,969
Vector Group, Ltd.	61,392	755,736
Total Consumer Staples		12,084,993

Energy (6.48%)
Exxon Mobil Corp.	60,118	5,771,328
Kinder Morgan, Inc.	78,923	1,553,994
Total Energy		7,325,322

Financials (22.17%)
AllianceBernstein Holding LP	33,562	1,427,727
Annaly Capital Management, Inc.	133,648	883,413
Artisan Partners Asset Management, Inc., Class A	16,523	634,648
Bank of America Corp.	32,504	1,209,149
Central Pacific Financial Corp.	87,401	2,109,860
Dynex Capital, Inc.(b)	39,365	641,650
Ellington Financial, Inc.(b)	63,932	990,307
FNB Corp.	55,275	671,591
Franklin BSP Realty Trust, Inc.	105,374	1,631,190
Fulton Financial Corp.	52,417	830,809
Mercury General Corp.	10,000	489,500
Navient Corp.	34,532	552,512
New Residential Investment Corp.	153,593	1,735,601
OneMain Holdings, Inc.	20,948	922,969
PennyMac Mortgage Investment Trust	60,232	974,554
Ready Capital Corp.	68,617	1,007,298
Starwood Property Trust, Inc.	28,387	678,165
Truist Financial Corp.	53,904	2,681,185
Trustmark Corp.	21,309	619,879
US Bancorp	52,310	2,776,092
UWM Holdings Corp.(b)	395,428	1,601,483
Total Financials		25,069,582

Health Care (13.11%)
AbbVie, Inc.	32,841	4,839,778
Bristol-Myers Squibb Co.	53,414	4,030,086
Merck & Co., Inc.	42,251	3,888,360
Health Care (continued)
Pfizer, Inc.	38,930	2,064,847
Total Health Care		14,823,071

Industrials (7.63%)
3M Co.	11,424	1,705,489
Fastenal Co.	29,423	1,575,896
MDU Resources Group, Inc.	93,470	2,559,209
Northrop Grumman Corp.	2,788	1,304,700
United Parcel Service, Inc., Class B	8,140	1,483,515
Total Industrials		8,628,809

Information Technology (21.26%)
Apple, Inc.	7,851	1,168,543
Broadcom, Inc.	4,295	2,491,658
Cisco Systems, Inc.	60,777	2,738,004
Hewlett Packard Enterprise Co.	191,951	2,994,436
Intel Corp.	66,909	2,972,098
International Business Machines Corp.	27,429	3,808,242
Microsoft Corp.	12,212	3,320,076
National Instruments Corp.	13,106	462,904
Paychex, Inc.	3,102	384,121
Texas Instruments, Inc.	16,679	2,948,180
Western Union Co.	41,458	752,048
Total Information Technology		24,040,310

Materials (1.26%)
Newmont Mining Corp.	20,988	1,424,036

Real Estate (6.13%)
American Assets Trust, Inc.	20,225	689,673
Brandywine Realty Trust	44,047	491,124
Douglas Elliman, Inc.	31,558	181,459
Douglas Emmett, Inc.	12,882	364,174
Iron Mountain, Inc.	27,747	1,495,563
LXP Industrial Trust	34,104	394,242
National Health Investors, Inc.	7,445	440,372
Omega Healthcare Investors, Inc.	13,449	400,377
Paramount Group, Inc.	67,425	610,871
Piedmont Office Realty Trust, Inc., Class A	58,314	859,548
Sabra Health Care REIT, Inc.	30,606	429,708
SITE Centers Corp.	36,171	568,608
Total Real Estate		6,925,719

Utilities (7.97%)
Clearway Energy, Inc., Class C	20,310	711,865
Duke Energy Corp.	28,973	3,260,042
Entergy Corp.	6,445	775,462
PPL Corp.	26,442	798,020

See Notes to Financial Statements.

13 | May 31, 2022

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
Utilities (continued)
Southwest Gas Holdings, Inc.	37,183	$3,462,853
Total Utilities		9,008,242

TOTAL COMMON STOCKS
(Cost $98,892,724)		112,627,481

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.27%)
Money Market Fund (0.13%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $149,922)	0.75%	149,922	149,922

Investments Purchased with Collateral from Securities Loaned (1.14%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.80%
(Cost $1,291,293)		1,291,293	1,291,293
TOTAL SHORT TERM INVESTMENTS
(Cost $1,441,215)			1,441,215

TOTAL INVESTMENTS (100.89%)
(Cost $100,333,939)			$114,068,696
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.89%)			(1,011,388)
NET ASSETS - 100.00%			$113,057,308

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $2,014,357.

See Notes to Financial Statements.

14 | May 31, 2022

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.82%)
Communication Services (5.95%)
Alphabet, Inc., Class A(a)	227	$516,479
Alphabet, Inc., Class C(a)	108	246,324
Comcast Corp., Class A	5,579	247,038
EverQuote, Inc.(a)	15,168	135,754
Interpublic Group of Cos., Inc.	6,482	208,915
Magnite, Inc.(a)	4,746	52,158
Meta Platforms, Inc., Class A(a)	2,067	400,254
New York Times Co., Class A	3,251	112,127
Sirius XM Holdings, Inc.(b)	34,162	218,637
Total Communication Services		2,137,686

Consumer Discretionary (6.30%)
Adtalem Global Education, Inc.(a)	4,238	138,243
Amazon.com, Inc.(a)	441	1,060,248
Choice Hotels International, Inc.	804	102,824
Clarus Corp.	5,011	109,791
Home Depot, Inc.	1,299	393,272
NIKE, Inc., Class B	2,272	270,027
Tapestry, Inc.	5,464	188,508
Total Consumer Discretionary		2,262,913

Consumer Staples (6.55%)
Archer-Daniels-Midland Co.	3,679	334,127
Coca-Cola Co.	7,684	487,012
Colgate-Palmolive Co.	3,353	264,250
Mondelez International, Inc., Class A	5,183	329,431
Procter & Gamble Co.	2,429	359,200
SpartanNash Co.	5,415	186,330
Sprouts Farmers Market, Inc.(a)	6,008	162,757
Walgreens Boots Alliance, Inc.	5,253	230,239
Total Consumer Staples		2,353,346

Energy (7.32%)
Aemetis, Inc.(a)(b)	22,714	184,211
Archrock, Inc.	18,398	184,532
Coterra Energy, Inc.	8,852	303,889
Exxon Mobil Corp.	6,529	626,784
Marathon Oil Corp.	14,041	441,309
New Fortress Energy, Inc.	7,226	336,659
Transocean, Ltd.(a)	57,474	236,793
Williams Cos., Inc.	8,469	313,861
Total Energy		2,628,038

Financials (10.94%)
Arbor Realty Trust, Inc.	7,482	122,854
Bank of America Corp.	8,398	312,406
Berkshire Hathaway, Inc., Class B(a)	1,877	593,094
Central Pacific Financial Corp.	4,977	120,145
Cincinnati Financial Corp.	1,934	247,281
First Commonwealth Financial Corp.	9,103	127,533
Financials (continued)
Hope Bancorp, Inc.	9,681	141,149
JPMorgan Chase & Co.	3,664	484,491
Kearny Financial Corp.	10,414	129,238
KeyCorp	10,221	204,011
Markel Corp.(a)	204	279,364
OceanFirst Financial Corp.	7,110	143,409
Provident Financial Services, Inc.	5,803	133,411
Regions Financial Corp.	10,043	221,850
Travelers Cos., Inc.	1,588	284,316
US Bancorp	4,820	255,797
Willis Towers Watson PLC	34	7,176
WSFS Financial Corp.	2,835	121,281
Total Financials		3,928,806

Health Care (15.88%)
Abbott Laboratories	2,980	350,031
AbbVie, Inc.	3,395	500,321
Cigna Corp.	903	242,266
CVS Health Corp.	3,299	319,178
Exelixis, Inc.(a)	9,576	175,528
Johnson & Johnson	3,268	586,704
Merck & Co., Inc.	4,518	415,792
Multiplan Corp.(a)	48,812	244,060
NeoGenomics, Inc.(a)	4,393	36,989
Pacific Biosciences of California, Inc.(a)(b)	6,390	35,976
Pfizer, Inc.	10,637	564,187
Quest Diagnostics, Inc.	1,421	200,389
Regeneron Pharmaceuticals, Inc.(a)	306	203,410
Signify Health, Inc.(a)	14,534	198,098
TransMedics Group, Inc.(a)	10,472	305,468
UnitedHealth Group, Inc.	1,338	664,692
Vertex Pharmaceuticals, Inc.(a)	937	251,725
Zoetis, Inc.	1,733	296,222
Zynex, Inc.(b)	15,854	115,576
Total Health Care		5,706,612

Industrials (8.72%)
ACCO Brands Corp.	17,090	128,859
Air Transport Services Group, Inc.(a)	5,260	158,957
Boise Cascade Co.	3,028	234,125
BWX Technologies, Inc.	2,469	126,413
CACI International, Inc., Class A(a)	605	169,624
Casella Waste Systems, Inc.(a)	2,538	181,670
Cintas Corp.	558	222,268
CoreCivic, Inc.(a)	12,906	166,100
CRA International, Inc.	1,388	118,993
Gorman-Rupp Co.	3,002	89,430
Heidrick & Struggles International, Inc.	3,828	132,296
Matson, Inc.	2,674	240,339
Oshkosh Corp.	1,447	134,441
Rush Enterprises, Inc., Class A	2,386	121,638

See Notes to Financial Statements.

15 | May 31, 2022

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Shares	Value
Industrials (continued)
Snap-on, Inc.	146	$32,394
Standex International Corp.	1,331	123,916
Trinity Industries, Inc.	5,805	144,312
United Parcel Service, Inc., Class B	2,106	383,818
Univar Solutions, Inc.(a)	7,216	221,676
Total Industrials		3,131,269

Information Technology (27.25%)
Adobe, Inc.(a)	60	24,989
Advanced Micro Devices, Inc.(a)	3,371	343,370
Amdocs, Ltd.	2,995	260,236
Apple, Inc.	13,893	2,067,834
Block, Inc., Class A(a)	1,539	134,678
Broadcom, Inc.	752	436,258
Cisco Systems, Inc.	7,006	315,620
Cloudflare, Inc., Class A(a)	3,086	172,816
Crowdstrike Holdings, Inc.(a)	1,422	227,506
Ebix, Inc.	2,824	82,320
Enphase Energy, Inc.(a)	868	161,613
Identiv, Inc.(a)	16,936	216,611
Knowles Corp.(a)	6,266	120,433
Mastercard, Inc., Class A	1,450	518,911
Maximus, Inc.	1,901	123,356
Methode Electronics, Inc.	3,018	135,961
Microsoft Corp.	6,291	1,710,334
NCR Corp.(a)	4,759	165,090
NortonLifeLock, Inc.	11,904	289,743
NVIDIA Corp.	1,276	238,255
Progress Software Corp.	2,810	135,751
QUALCOMM, Inc.	2,020	289,304
Salesforce.com, Inc.(a)	1,874	300,290
SolarEdge Technologies, Inc.(a)	1,174	320,255
Texas Instruments, Inc.	1,838	324,885
Visa, Inc., Class A	2,576	546,550
Xperi Corp.	7,574	124,668
Total Information Technology		9,787,637

Materials (5.61%)
American Vanguard Corp.	9,365	231,128
FMC Corp.	2,077	254,599
Glatfelter Corp.	8,077	69,624
Mosaic Co.	4,929	308,802
Myers Industries, Inc.	6,829	162,530
Nucor Corp.	2,062	273,132
O-I, Inc.(a)	17,204	283,006
Sealed Air Corp.	308	19,151
SunCoke Energy, Inc.	21,347	172,697
United States Steel Corp.	9,594	240,522
Total Materials		2,015,191

Real Estate (2.96%)
Duke Realty Corp.	3,753	198,271
Highwoods Properties, Inc.	3,349	131,582
Kilroy Realty Corp.	4,164	252,755
Kimco Realty Corp.	9,734	230,209
SL Green Realty Corp.(b)	2,065	127,555
Real Estate (continued)
Uniti Group, Inc.	10,917	123,799
Total Real Estate		1,064,171

Utilities (2.34%)
Duke Energy Corp.	1,286	144,701
National Fuel Gas Co.	2,470	181,619
OGE Energy Corp.	7,682	317,267
Southwest Gas Holdings, Inc.	2,134	198,739
Total Utilities		842,326

TOTAL COMMON STOCKS
(Cost $32,854,191)		35,857,995

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.75%)
Money Market Fund (0.08%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $28,156)	0.75%	28,156	28,156

Investments Purchased with Collateral
from Securities Loaned (0.67%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.80%
(Cost $241,204)		241,204	241,204
TOTAL SHORT TERM INVESTMENTS
(Cost $269,360)			269,360

TOTAL INVESTMENTS (100.57%)
(Cost $33,123,551)			$36,127,355
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.57%)			(203,745)
NET ASSETS - 100.00%			$35,923,610

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $451,149.

See Notes to Financial Statements.

16 | May 31, 2022

RiverFront Strategic Income Fund

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Principal Amount	Value
CORPORATE BONDS (78.82%)
Communications (6.16%)
AMC Networks, Inc.
5.00%, 04/01/2024	$402,000	$401,403
4.75%, 08/01/2025	482,000	475,669
CCO Holdings LLC / CCO Holdings
Capital Corp.
5.50%, 05/01/2026(a)	553,000	554,844
CSC Holdings LLC
5.50%, 04/15/2027(a)	1,030,000	1,032,595
Level 3 Financing, Inc.
3.75%, 07/15/2029(a)	1,214,000	1,037,591
Netflix, Inc.
4.38%, 11/15/2026	955,000	953,969
Sirius XM Radio, Inc.
3.13%, 09/01/2026(a)	1,000,000	945,405
T-Mobile USA, Inc.
2.63%, 04/15/2026	1,860,000	1,767,581
WMG Acquisition Corp.
3.75%, 12/01/2029(a)	955,000	877,077
Total Communications		8,046,134

Consumer Discretionary (14.64%)
Air Canada
3.88%, 08/15/2026(a)	1,053,000	982,897
Aramark Services, Inc.
6.38%, 05/01/2025(a)	1,053,000	1,072,712
Caesars Entertainment, Inc.
6.25%, 07/01/2025(a)	1,246,000	1,262,447
DR Horton, Inc.
4.38%, 09/15/2022	1,658,000	1,660,822
Ford Motor Credit Co. LLC
2.30%, 02/10/2025	1,423,000	1,328,282
Goodyear Tire & Rubber Co.
5.00%, 05/31/2026	1,268,000	1,245,810
Hilton Domestic Operating Co., Inc.
3.75%, 05/01/2029(a)	1,155,000	1,059,424
International Game Technology PLC
6.50%, 02/15/2025(a)	1,091,000	1,118,242
Las Vegas Sands Corp.
3.20%, 08/08/2024	927,000	890,070
Lennar Corp.
4.75%, 11/29/2027	1,155,000	1,163,528
MGM Resorts International
6.00%, 03/15/2023	1,246,000	1,261,612
Newell Brands, Inc.
4.10%, 04/01/2023	382,000	382,065
4.45%, 04/01/2026	955,000	955,191
Nissan Motor Co., Ltd.
3.52%, 09/17/2025(a)	1,155,000	1,117,585
PulteGroup, Inc.
5.50%, 03/01/2026	1,538,000	1,608,407
Royal Caribbean Cruises, Ltd.
10.88%, 06/01/2023(a)	1,291,000	1,344,292
Consumer Discretionary (continued)
Six Flags Entertainment Corp.
4.88%, 07/31/2024(a)	690,000	678,919
Total Consumer Discretionary		19,132,305

Consumer Staples (2.33%)
Anheuser-Busch InBev
Worldwide, Inc.
4.75%, 01/23/2029	1,053,000	1,097,120
JBS Finance Luxembourg Sarl
2.50%, 01/15/2027(a)	955,000	855,695
Spectrum Brands, Inc.
5.75%, 07/15/2025	30,000	30,067
US Foods, Inc.
6.25%, 04/15/2025(a)	1,030,000	1,060,869
Total Consumer Staples		3,043,751

Energy (4.37%)
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/2024	1,217,000	1,278,365
DCP Midstream Operating LP
5.38%, 07/15/2025	1,000,000	1,025,835
EQM Midstream Partners LP
4.75%, 07/15/2023	390,000	397,059
Petroleos Mexicanos
4.88%, 01/18/2024	1,020,000	1,018,557
Reliance Industries, Ltd.
4.13%, 01/28/2025(a)	945,000	953,674
Schlumberger Holdings Corp.
3.90%, 05/17/2028(a)	1,053,000	1,030,765
Total Energy		5,704,255

Financials (23.49%)
Air Lease Corp.
4.25%, 02/01/2024	963,000	967,587
Ares Capital Corp.
3.50%, 02/10/2023	1,158,000	1,161,369
Avolon Holdings Funding, Ltd.
2.53%, 11/18/2027(a)	1,085,000	938,458
Bancolombia SA
5.13%, 09/11/2022	951,000	953,349
Bank of America Corp.
4.25%, 10/22/2026	1,577,000	1,595,909
Blackstone Secured Lending Fund
3.63%, 01/15/2026	1,142,000	1,090,156
Capital One Financial Corp.
4.20%, 10/29/2025	1,053,000	1,060,488
Citigroup, Inc.
4.45%, 09/29/2027	1,577,000	1,584,156
EPR Properties
4.75%, 12/15/2026	1,000,000	981,220
FS KKR Capital Corp.
3.40%, 01/15/2026	1,155,000	1,080,008

See Notes to Financial Statements.

17 | May 31, 2022

RiverFront Strategic Income Fund

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Principal Amount	Value
Financials (continued)
GLP Capital LP / GLP Financing II, Inc.
3.35%, 09/01/2024	$927,000	$912,797
Goldman Sachs Group, Inc.
4.25%, 10/21/2025	1,577,000	1,599,611
HAT Holdings I LLC / HAT Holdings II LLC
3.38%, 06/15/2026(a)	1,074,000	993,772
Icahn Enterprises LP / Icahn
Enterprises Finance Corp.
4.75%, 09/15/2024	1,247,000	1,245,254
Iron Mountain, Inc.
4.88%, 09/15/2027(a)	1,104,000	1,089,289
iStar, Inc.
4.75%, 10/01/2024	1,299,000	1,295,753
JPMorgan Chase & Co.
4.25%, 10/01/2027	1,577,000	1,586,907
MPT Operating Partnership LP /
MPT Finance Corp.
5.25%, 08/01/2026	927,000	930,135
NatWest Markets PLC
3.48%, 03/22/2025(a)	960,000	953,214
Newmark Group, Inc.
6.13%, 11/15/2023	1,227,000	1,240,454
Omega Healthcare Investors, Inc.
4.38%, 08/01/2023	312,000	313,278
5.25%, 01/15/2026	642,000	651,542
OneMain Finance Corp.
6.13%, 03/15/2024	1,246,000	1,277,499
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022(a)	26,000	26,056
Santander Holdings USA, Inc.
3.50%, 06/07/2024	478,000	475,943
SBA Communications Corp.
3.88%, 02/15/2027	1,475,000	1,446,120
Starwood Property Trust, Inc.
4.75%, 03/15/2025	955,000	946,439
Synchrony Financial
2.85%, 07/25/2022	985,000	985,354
VICI Properties LP / VICI Note Co., Inc.
4.25%, 12/01/2026(a)	1,367,000	1,300,072
Total Financials		30,682,189

Health Care (1.12%)
DaVita, Inc.
4.63%, 06/01/2030(a)	1,104,000	961,420
HCA, Inc.
5.38%, 02/01/2025	482,000	498,658
Total Health Care		1,460,078

Industrials (5.13%)
Boeing Co.
4.88%, 05/01/2025	1,155,000	1,167,847
MasTec, Inc.
4.50%, 08/15/2028(a)	1,069,000	1,020,679
Industrials (continued)
Sensata Technologies BV
5.00%, 10/01/2025(a)	955,000	965,477
Stericycle, Inc.
5.38%, 07/15/2024(a)	1,001,000	1,003,267
TransDigm, Inc.
6.25%, 03/15/2026(a)	1,030,000	1,054,514
WESCO Distribution, Inc.
7.13%, 06/15/2025(a)	1,437,000	1,497,095
Total Industrials		6,708,879

Materials (13.01%)
Alcoa Nederland Holding BV
4.13%, 03/31/2029(a)	1,291,000	1,232,008
ArcelorMittal SA
3.60%, 07/16/2024	1,076,000	1,078,138
Arconic Corp.
6.00%, 05/15/2025(a)	1,053,000	1,081,957
Ardagh Packaging Finance PLC /
Ardagh Holdings USA, Inc.
5.25%, 04/30/2025(a)	1,264,000	1,257,029
Ball Corp.
5.25%, 07/01/2025	798,000	814,977
4.88%, 03/15/2026	482,000	488,013
Berry Global, Inc.
4.88%, 07/15/2026(a)	1,103,000	1,086,091
Braskem Finance, Ltd.
6.45%, 02/03/2024	1,269,000	1,332,139
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	1,076,000	1,081,653
5.00%, 09/01/2027	523,000	529,154
Graphic Packaging International LLC
4.88%, 11/15/2022	1,418,000	1,424,526
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024(a)	416,000	412,275
Methanex Corp.
5.13%, 10/15/2027	1,030,000	996,546
NOVA Chemicals Corp.
4.88%, 06/01/2024(a)	1,246,000	1,228,699
Novelis Corp.
3.25%, 11/15/2026(a)	1,000,000	919,915
Sasol Financing International, Ltd.
4.50%, 11/14/2022	555,000	556,138
Sasol Financing USA LLC
4.38%, 09/18/2026	642,000	589,870
Standard Industries, Inc.
3.38%, 01/15/2031(a)	1,053,000	889,674
Total Materials		16,998,802

Technology (4.00%)
CDW LLC / CDW Finance Corp.
3.57%, 12/01/2031	955,000	847,351
Flex, Ltd.
5.00%, 02/15/2023	1,267,000	1,282,722

See Notes to Financial Statements.

18 | May 31, 2022

RiverFront Strategic Income Fund

Schedule of Investments	May 31, 2022 (Unaudited)

Security Description	Principal Amount	Value
Technology (continued)
Microchip Technology, Inc.
4.25%, 09/01/2025	$1,069,000	$1,064,532
NortonLifeLock, Inc.
3.95%, 06/15/2022	137,000	137,000
5.00%, 04/15/2025(a)	823,000	823,012
Seagate HDD Cayman
4.75%, 06/01/2023	1,053,000	1,070,338
Total Technology		5,224,955

Utilities (4.57%)
AmeriGas Partners LP / AmeriGas
Finance Corp.
5.88%, 08/20/2026	1,074,000	1,094,857
Calpine Corp.
5.25%, 06/01/2026(a)	511,000	504,493
NextEra Energy Operating
Partners LP
4.25%, 07/15/2024(a)	1,433,000	1,439,520
NRG Energy, Inc.
3.75%, 06/15/2024(a)	955,000	947,724
6.63%, 01/15/2027	356,000	366,153
Vistra Operations Co. LLC
3.55%, 07/15/2024(a)	1,645,000	1,613,395
Total Utilities		5,966,142

TOTAL CORPORATE BONDS
(Cost $108,474,521)		102,967,490

GOVERNMENT BONDS (3.82%)
U.S. Treasury Note
2.50%, 05/31/2024	5,000,000	4,996,095
TOTAL GOVERNMENT BONDS
(Cost $4,994,727)		4,996,095

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (20.24%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.75%	26,445,753	26,445,753

TOTAL SHORT TERM INVESTMENTS
(Cost $26,445,753)			26,445,753

TOTAL INVESTMENTS (102.88%)
(Cost $139,915,001)			$134,409,338
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.88%)			(3,766,657)
NET ASSETS - 100.00%			$130,642,681

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was 42,224,140, representing 32.32% of net assets.

See Notes to Financial Statements.

19 | May 31, 2022

RiverFront ETFs

Statement of Assets and Liabilities	May 31, 2022 (Unaudited)

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
ASSETS:
Investments, at value	$77,805,927	$114,068,696	$36,127,355	$134,409,338
Dividend receivable	–	328,544	52,419	–
Interest receivable	498,066	–	–	1,278,795
Receivable for investments sold	–	–	–	342
Total Assets	78,303,993	114,397,240	36,179,774	135,688,475

LIABILITIES:
Payable to adviser	34,517	48,639	14,960	50,725
Payable for investments purchased	–	–	–	4,995,069
Payable for collateral upon return of securities loaned	–	1,291,293	241,204	–
Total Liabilities	34,517	1,339,932	256,164	5,045,794
NET ASSETS	$78,269,476	$113,057,308	$35,923,610	$130,642,681

NET ASSETS CONSIST OF:
Paid-in capital	$83,906,094	$85,702,090	$46,611,445	$147,793,256
Total distributable earnings	(5,636,618)	27,355,218	(10,687,835)	(17,150,575)
NET ASSETS	$78,269,476	$113,057,308	$35,923,610	$130,642,681

INVESTMENTS, AT COST	$82,134,094	$100,333,939	$33,123,551	$139,915,001

PRICING OF SHARES
Net Assets	$78,269,476	$113,057,308	$35,923,610	$130,642,681
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	3,400,000	2,400,002	825,002	5,600,000
Net Asset Value, offering and redemption price per share	$23.02	$47.11	$43.54	$23.33

See Notes to Financial Statements.

20 | May 31, 2022

RiverFront ETFs

Statement of Operations	For the Six Months Ended May 31, 2022 (Unaudited)

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
INVESTMENT INCOME:
Interest	$1,081,653	$–	$–	$1,716,674
Dividends(a)	13,795	2,275,963	358,459	19,190
Securities Lending Income	–	11,600	2,196	–
Total Investment Income	1,095,448	2,287,563	360,655	1,735,864

EXPENSES:
Investment adviser and sub-adviser fees (Note 3)	236,076	301,391	96,155	318,283
Total Expenses	236,076	301,391	96,155	318,283
NET INVESTMENT INCOME	859,372	1,986,172	264,500	1,417,581

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(b)	(1,252,081)	30,471,196	10,435,228	(1,331,165)
NET REALIZED GAIN/(LOSS)	(1,252,081)	30,471,196	10,435,228	(1,331,165)
Net change in unrealized depreciation on investments	(6,221,915)	(25,102,978)	(12,516,068)	(5,484,301)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)	(6,221,915)	(25,102,978)	(12,516,068)	(5,484,301)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(7,473,996)	5,368,218	(2,080,840)	(6,815,466)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,614,624)	$7,354,390	$(1,816,340)	$(5,397,885)

(a)	Net of foreign tax withholding in the amounts of $–, $–, $– and $42, respectively.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

21 | May 31, 2022

RiverFront Dynamic Core Income ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$859,372	$1,990,198
Net realized gain/(loss)	(1,252,081)	2,564,824
Net change in unrealized depreciation	(6,221,915)	(6,289,006)
Net decrease in net assets resulting from operations	(6,614,624)	(1,733,984)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,635,978)	(1,962,506)
Total distributions	(2,635,978)	(1,962,506)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	595,048	17,914,173
Shares redeemed	(30,947,841)	(9,068,318)
Net increase/(decrease) from share transactions	(30,352,793)	8,845,855

Net increase/(decrease) in net assets	(39,603,395)	5,149,365

NET ASSETS:
Beginning of period	117,872,871	112,723,506
End of period	$78,269,476	$117,872,871

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,650,000	4,300,000
Shares sold	25,000	700,000
Shares redeemed	(1,275,000)	(350,000)
Shares outstanding, end of period	3,400,000	4,650,000

See Notes to Financial Statements.

22 | May 31, 2022

RiverFront Dynamic US Dividend Advantage ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$1,986,172	$1,902,769
Net realized gain	30,471,196	8,733,483
Net change in unrealized appreciation/(depreciation)	(25,102,978)	15,974,138
Net increase in net assets resulting from operations	7,354,390	26,610,390

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,649,659)	(1,936,954)
Total distributions	(1,649,659)	(1,936,954)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	27,111,743	4,577,634
Shares redeemed	(52,283,359)	(30,021,042)
Net decrease from share transactions	(25,171,616)	(25,443,408)

Net decrease in net assets	(19,466,885)	(769,972)

NET ASSETS:
Beginning of period	132,524,193	133,294,165
End of period	$113,057,308	$132,524,193

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,950,002	3,600,002
Shares sold	600,000	100,000
Shares redeemed	(1,150,000)	(750,000)
Shares outstanding, end of period	2,400,002	2,950,002

See Notes to Financial Statements.

23 | May 31, 2022

RiverFront Dynamic US Flex-Cap ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$264,500	$604,208
Net realized gain	10,435,228	10,365,533
Net change in unrealized appreciation/(depreciation)	(12,516,068)	2,789,216
Net increase/(decrease) in net assets resulting from operations	(1,816,340)	13,758,957

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(224,944)	(679,274)
Total distributions	(224,944)	(679,274)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	14,523,047	–
Shares redeemed	(28,292,821)	(32,744,774)
Net decrease from share transactions	(13,769,774)	(32,744,774)

Net decrease in net assets	(15,811,058)	(19,665,091)

NET ASSETS:
Beginning of period	51,734,668	71,399,759
End of period	$35,923,610	$51,734,668

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,125,002	1,900,002
Shares sold	325,000	–
Shares redeemed	(625,000)	(775,000)
Shares outstanding, end of period	825,002	1,125,002

See Notes to Financial Statements.

24 | May 31, 2022

RiverFront Strategic Income Fund

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$1,417,581	$2,793,818
Net realized gain/(loss)	(1,331,165)	491,816
Net change in unrealized depreciation	(5,484,301)	(1,547,122)
Net increase/(decrease) in net assets resulting from operations	(5,397,885)	1,738,512

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,664,530)	(3,171,669)
Total distributions	(1,664,530)	(3,171,669)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,839,643	43,888,656
Shares redeemed	(7,027,733)	(18,545,978)
Net increase/(decrease) from share transactions	(5,188,090)	25,342,678

Net increase/(decrease) in net assets	(12,250,505)	23,909,521

NET ASSETS:
Beginning of period	142,893,186	118,983,665
End of period	$130,642,681	$142,893,186

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,825,000	4,800,000
Shares sold	75,000	1,775,000
Shares redeemed	(300,000)	(750,000)
Shares outstanding, end of period	5,600,000	5,825,000

See Notes to Financial Statements.

25 | May 31, 2022

RiverFront Dynamic Core Income ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$25.35		$26.21	$25.22	$23.52	$24.60	$24.32

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.47	0.50	0.68	0.68	0.53
Net realized and unrealized gain/(loss)	(1.93)		(0.87)	0.99	1.70	(1.10)	0.23
Total from investment operations	(1.71)		(0.40)	1.49	2.38	(0.42)	0.76

DISTRIBUTIONS:
From net investment income	(0.24)		(0.46)	(0.50)	(0.68)	(0.66)	(0.48)
From net realized gains	(0.38)		–	–	–	–	–
Total distributions	(0.62)		(0.46)	(0.50)	(0.68)	(0.66)	(0.48)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.33)		(0.86)	0.99	1.70	(1.08)	0.28
NET ASSET VALUE, END OF PERIOD	$23.02		$25.35	$26.21	$25.22	$23.52	$24.60
TOTAL RETURN(b)	(6.91)%		(1.51)%	5.97%	10.22%	(1.74)%	3.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$78,269		$117,873	$112,724	$134,951	$150,527	$47,962

Ratio of expenses to average net assets	0.51	%(c)	0.51%	0.51%	0.51%	0.51%	0.51%
Ratio of net investment income to average net assets	1.86	%(c)	1.83%	1.94%	2.74%	2.83%	2.15%
Portfolio turnover rate(d)	57%		45%	11%	6%	15%	18%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

26 | May 31, 2022

RiverFront Dynamic US Dividend Advantage ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$44.92		$37.03	$33.98	$31.19	$31.39	$26.59

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.80		0.62	0.56	0.65	0.73	0.63
Net realized and unrealized gain/(loss)	2.06		7.90	3.08	2.81	(0.26)	4.76
Total from investment operations	2.86		8.52	3.64	3.46	0.47	5.39

DISTRIBUTIONS:
From net investment income	(0.67)		(0.63)	(0.59)	(0.67)	(0.67)	(0.59)
Total distributions	(0.67)		(0.63)	(0.59)	(0.67)	(0.67)	(0.59)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.19		7.89	3.05	2.79	(0.20)	4.80
NET ASSET VALUE, END OF PERIOD	$47.11		$44.92	$37.03	$33.98	$31.19	$31.39
TOTAL RETURN(b)	6.39%		23.13%	10.92%	11.29%	1.45%	20.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$113,057		$132,524	$133,294	$130,828	$151,293	$59,644

Ratio of expenses to average net assets	0.52	%(c)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	3.43	%(c)	1.47%	1.68%	2.05%	2.27%	2.19%
Portfolio turnover rate(d)	111%		0%	75%	64%	96%	54%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

27 | May 31, 2022

RiverFront Dynamic US Flex-Cap ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$45.99		$37.58	$34.70	$32.79	$32.46	$26.84

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.42	0.45	0.48	0.44	0.31
Net realized and unrealized gain/(loss)	(2.50)		8.43	2.87 (b)	1.93	0.27 (b)	5.59
Total from investment operations	(2.17)		8.85	3.32	2.41	0.71	5.90

DISTRIBUTIONS:
From net investment income	(0.28)		(0.44)	(0.44)	(0.50)	(0.38)	(0.28)
Total distributions	(0.28)		(0.44)	(0.44)	(0.50)	(0.38)	(0.28)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.45)		8.41	2.88	1.91	0.33	5.62
NET ASSET VALUE, END OF PERIOD	$43.54		$45.99	$37.58	$34.70	$32.79	$32.46
TOTAL RETURN(c)	(4.73)%		23.65%	9.75%	7.49%	2.16%	22.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$35,924		$51,735	$71,400	$126,662	$152,464	$40,576

Ratio of expenses to average net assets	0.52	%(d)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.43	%(d)	0.97%	1.34%	1.46%	1.30%	1.05%
Portfolio turnover rate(e)	168%		5%	99%	98%	152%	86%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

28 | May 31, 2022

RiverFront Strategic Income Fund

Financial Highlights	For a share outstanding throughout the periods presented

	For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$24.53		$24.79	$24.69	$24.27	$25.21		$25.02

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24		0.55	0.81	0.94	1.06		1.11
Net realized and unrealized gain/(loss)	(1.15)		(0.18)	0.13 (b)	0.48	(0.92)		0.19
Total from investment operations	(0.91)		0.37	0.94	1.42	0.14		1.30

DISTRIBUTIONS:
From net investment income	(0.29)		(0.63)	(0.84)	(1.00)	(1.08)		(1.11)
Total distributions	(0.29)		(0.63)	(0.84)	(1.00)	(1.08)		(1.11)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.20)		(0.26)	0.10	0.42	(0.94)		0.19
NET ASSET VALUE, END OF PERIOD	$23.33		$24.53	$24.79	$24.69	$24.27		$25.21
TOTAL RETURN(c)	(3.74)%		1.52%	3.95%	5.96%	0.57%		5.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$130,643		$142,893	$118,984	$167,889	$152,880		$337,769

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46	%(d)	0.46%	0.46%	0.46%	0.46%		0.46%
Ratio of expenses including waiver/reimbursement to average net assets	0.46	%(d)	0.46%	0.46%	0.46%	0.17	%(e)	0.16	%(f)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	2.05	%(d)	2.23%	3.32%	3.83%	4.31%		4.41%
Portfolio turnover rate(g)	25%		50%	54%	44%	35%		32%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Effective November 1, 2018, the Fund’s management fee consists of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser. The Fund’s sub-adviser ceased its voluntary waiver effective November 1, 2018.
(f)	Effective July 1, 2016, the Fund’s management fee consists of a fee of 0.16% paid to the Fund’s investment adviser and a fee of 0.30% paid to the Fund’s sub-adviser. The Fund’s sub-adviser voluntarily waived all of its 0.30% annual sub-advisory fee payable by the Fund until November 1, 2018.
(g)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

29 | May 31, 2022

RiverFront ETFs

Notes to Financial Statements	May 31, 2022 (Unaudited)

1.	ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2022, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, and the RiverFront Strategic Income Fund (each a “Fund” and collectively, the “Funds”).

The investment objective of the RiverFront Dynamic Core Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Dynamic US Dividend Advantage ETF Fund is to seek to provide capital appreciation and dividend income. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Dynamic US Flex-Cap ETF Fund is to seek to provide capital appreciation. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Strategic Income Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 25,000 Shares (prior to October 1, 2021 in blocks of 50,000 Shares), each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

Corporate bonds and United States government bonds are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

30 | May 31, 2022

RiverFront ETFs

Notes to Financial Statements	May 31, 2022 (Unaudited)

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, and the RiverFront Strategic Income Fund may invest a significant portion of their assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

31 | May 31, 2022

RiverFront ETFs

Notes to Financial Statements	May 31, 2022 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of May 31, 2022:

RiverFront Dynamic Core Income ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$52,981,428	$–	$52,981,428
Government Bonds*	–	9,186,786	–	9,186,786
Short Term Investments	15,637,713	–	–	15,637,713
Total	$15,637,713	$62,168,214	$–	$77,805,927

RiverFront Dynamic US Dividend Advantage ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$112,627,481	$–	$–	$112,627,481
Short Term Investments	1,441,215	–	–	1,441,215
Total	$114,068,696	$–	$–	$114,068,696

RiverFront Dynamic US Flex-Cap ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$35,857,995	$–	$–	$35,857,995
Short Term Investments	269,360	–	–	269,360
Total	$36,127,355	$–	$–	$36,127,355

RiverFront Strategic Income Fund

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$102,967,490	$–	$102,967,490
Government Bonds*	–	4,996,095	–	4,996,095
Short Term Investments	26,445,753	–	–	26,445,753
Total	$26,445,753	$107,963,585	$–	$134,409,338

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six months ended May 31, 2022.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2022.

32 | May 31, 2022

RiverFront ETFs

Notes to Financial Statements	May 31, 2022 (Unaudited)

The tax character of the distributions paid during the fiscal year ended November 30, 2021 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2021
RiverFront Dynamic Core Income ETF	$1,962,506	$–	$–
RiverFront Dynamic US Dividend Advantage ETF	1,936,954	–	–
RiverFront Dynamic US Flex-Cap ETF	679,274	–	–
RiverFront Strategic Income Fund	3,171,669	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2021, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
RiverFront Dynamic US Dividend Advantage ETF	$5,611,019	$11,582,063
RiverFront Dynamic US Flex-Cap ETF	12,308,600	11,857,380
RiverFront Strategic Income Fund	7,097,858	2,743,833

As of May 31, 2022, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex- Cap ETF	RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$78,828	$17,459,471	$5,117,276	$32,539
Gross depreciation (excess of tax cost over value)	(4,426,380)	(4,066,152)	(2,227,160)	(5,538,202)
Net unrealized appreciation/(depreciation)	(4,347,552)	13,393,319	2,890,116	(5,505,663)
Cost of investments for income tax purposes	$82,153,479	$100,675,377	$33,237,239	$139,915,001

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and difference between premium amortization due to Accounting Standards Update 2017-08. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2022.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2022.

33 | May 31, 2022

RiverFront ETFs

Notes to Financial Statements	May 31, 2022 (Unaudited)

G. Lending of Portfolio Securities

The RiverFront Dynamic US Dividend Advantage ETF and the RiverFront Dynamic US Flex-Cap ETF have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Funds' securities lending agreement and related cash and non-cash collateral received as of May 31, 2022:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
RiverFront Dynamic US Dividend Advantage ETF	$2,014,357	$1,291,293	$783,883	$2,075,176
RiverFront Dynamic US Flex-Cap ETF	451,149	241,204	234,565	475,769

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received. As of May 31, 2022, Riverfront Dynamic Core Income Fund ETF and the Riverfront Strategic Income Fund did not have any securities on loan.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of May 31, 2022:

RiverFront Dynamic US Dividend Advantage ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$1,291,293	$–	$–	$–	$1,291,293
Total Borrowings					1,291,293
Gross amount of recognized liabilities for securities lending (collateral received)					$1,291,293

RiverFront Dynamic US Flex-Cap ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$241,204	$–	$–	$–	$241,204
Total Borrowings					241,204
Gross amount of recognized liabilities for securities lending (collateral received)					$241,204

34 | May 31, 2022

RiverFront ETFs

Notes to Financial Statements	May 31, 2022 (Unaudited)

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Core Income ETF	0.51%(a)
RiverFront Dynamic US Dividend Advantage ETF	0.52%(b)
RiverFront Dynamic US Flex-Cap ETF	0.52%(b)
RiverFront Strategic Income Fund	0.11%

(a)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.
(b)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

RiverFront Investment Group, LLC (the “Sub-Adviser”) serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides besides RiverFront Strategic Income Fund, in which the Fund directly pays the Sub-Adviser. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Fund	Sub-Advisory Fee
RiverFront Dynamic Core Income ETF	0.35%
RiverFront Dynamic US Dividend Advantage ETF	0.35%
RiverFront Dynamic US Flex-Cap ETF	0.35%
RiverFront Strategic Income Fund	0.35%

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Prior to February 16, 2022, each Trustee received (1) a quarterly retainer of $10,000, (2) a per meeting fee of $5,000, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each received a quarterly retainer of $2,000, in connection with their respective roles. Effective February 16, 2022, each Trustee receives (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$24,164,135	$25,148,325
RiverFront Dynamic US Dividend Advantage ETF	69,421,614	70,595,035
RiverFront Dynamic US Flex-Cap ETF	34,186,081	34,098,302
RiverFront Strategic Income Fund	7,615,295	10,461,045

35 | May 31, 2022

RiverFront ETFs

Notes to Financial Statements	May 31, 2022 (Unaudited)

For the six months ended May 31, 2022, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$–	$12,632,780
RiverFront Strategic Income Fund	6,824,566	9,054,157

For the six months ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$553,993	$20,807,017
RiverFront Dynamic US Dividend Advantage ETF	27,084,333	50,577,677
RiverFront Dynamic US Flex-Cap ETF	14,496,414	28,241,956
RiverFront Strategic Income Fund	1,800,743	6,925,870

For the six months ended May 31, 2022, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
RiverFront Dynamic Core Income ETF	$(104,187)
RiverFront Dynamic US Dividend Advantage ETF	17,684,323
RiverFront Dynamic US Flex-Cap ETF	7,440,304
RiverFront Strategic Income Fund	(319,583)

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from each Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

36 | May 31, 2022

RiverFront ETFs

Notes to Financial Statements	May 31, 2022 (Unaudited)

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

7. SUBSEQUENT EVENTS

Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Funds. The report of Deloitte on the Funds’ financial statements as of and for the fiscal years or periods ended November 30, 2021 and November 30, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Funds’ fiscal year or period ended November 30, 2021 and November 30, 2020, and through March 31, 2022, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year or period. During the Funds’ fiscal years or periods ended November 30, 2021 and November 30, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During each Fund’s fiscal year or period ended November 30, 2021 and November 30, 2020, and during the subsequent interim period through March 31, 2022, neither the Funds, nor anyone on their behalf, consulted with Deloitte, on behalf of the Funds, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 21, 2022, upon the recommendation of the Funds’ Audit Committee, the Board of Trustees of the Funds approved the engagement of BBD, LLP (“BBD”) as the independent registered public accounting firm for each Fund for the fiscal year ending November 30, 2022. The Board and its Audit Committee considered the engagement of BBD in connection with the resignation of the Funds’ former independent registered accounting firm on March 31, 2022.

37 | May 31, 2022

RiverFront ETFs

Additional Information	May 31, 2022 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

	Qualified Dividend Income	Dividend Received Deduction
RiverFront Dynamic Core Income ETF	0.00%	0.00%
RiverFront Dynamic US Dividend Advantage ETF	100.00%	97.31%
RiverFront Dynamic US Flex-Cap ETF	100.00%	100.00%
RiverFront Strategic Income Fund	0.00%	0.00%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

38 | May 31, 2022

RiverFront ETFs

Liquidity Risk Management Program	May 31, 2022 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 7, 2022, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program for the period January 1, 2021 through December 31, 2021 (the “Period”). The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report also discussed notable events affecting liquidity over the Period, including extended market holidays and closures in certain countries. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

39 | May 31, 2022

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

(b)	Not applicable

Item 2.	Code of Ethics.

Not Applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not Applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not Applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6.	Investments.

(a)       Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)       Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Letter from Deloitte & Touche, LLP.

(i) Effective as of the close of business on March 31, 2022, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Funds. The report of Deloitte on the Funds’ financial statements as of and for the fiscal years or periods ended November 30, 2021 and November 30, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Funds’ fiscal year or period ended November 30, 2021 and November 30, 2020, and through March 31, 2022, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year or period. During the Funds’ fiscal years or periods ended November 30, 2021 and November 30, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During each Fund’s fiscal year or period ended November 30, 2021 and November 30, 2020, and the subsequent interim period through March 31, 2022, neither the Funds, nor anyone on their behalf, consulted with Deloitte, on behalf of the Funds, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 21, 2022, upon the recommendation of the Funds’ Audit Committee, the Board of Trustees of the Funds approved the engagement of BBD, LLP (“BBD”) as the independent registered public accounting firm for each Fund for the fiscal year ending November 30, 2022. The Board and its Audit Committee considered the engagement of BBD in connection with the resignation of the Funds’ former independent registered accounting firm on March 31, 2022.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Laton Spahr
Laton Spahr (Principal Executive Officer)
President

Date:	August 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Laton Spahr
Laton Spahr (Principal Executive Officer)
President

Date:	August 5, 2022

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Financial Officer)
Treasurer

Date:	August 5, 2022